                                                                    EXHIBIT 10.1

                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY
                                                                         3/30/94


                     R.P. SCHERER INTERNATIONAL CORPORATION

               AMENDED AND RESTATED $175,000,000 CREDIT AGREEMENT

                           DATED AS OF MARCH 30, 1994

                  NBD BANK, N.A. and COMERICA BANK, AS AGENTS

                              TABLE OF CONTENTS
                                                                        Page
                                                                        ----
  1.    DEFINITIONS ....................................................1-20

  1.1   "Account Party(ies)" ..............................................1
  1.2   "Accumulated Funding Deficiency" ..................................1
  1.3   "Administrative Agent" ............................................1
  1.4   "Advance(s)"   ..................................................1-2
  1.5   "Affiliate"    ....................................................2
  1.6   "Agents"       ....................................................2
  1.7   "Agent's Correspondent" .........................................2-3
  1.8   "Agents' Fees" ....................................................3
  1.9   "Alternate Base Rate" .............................................3
  1.10  "Alternative Currency" ............................................3
  1.11  "Applicable Fee Percentage" .......................................3
  1.12  "Applicable Fixed Rate" ...........................................3
  1.13  "Applicable Interest Rate" ........................................3
  1.14  "Australian Amalgamation" .........................................4
  1.15  "Australian Domestic Rate" ........................................4
  1.16  "Bankers Acceptances" .............................................4
  1.17  "Banks"      ......................................................4
  1.18  "Bill"       ......................................................4
  1.19  "Business Day" ....................................................4
  1.20  "Canadian Domestic Rate" ........................................4-5
  1.21  "Capital Stock" ...................................................5
  1.22  "Capitalized Lease" ...............................................5
  1.23  "Capitalized Lease Obligation" ....................................5
  1.24  "Company"      ....................................................5
  1.25  "Company Guaranty" ................................................5
  1.26  "Consolidated" ....................................................5
  1.27  "Consolidated Cash Flow Coverage Ratio" ...........................6
  1.28  "Consolidated Fixed Charge Ratio" .................................6
  1.29  "Consolidated Income Taxes" .......................................6
  1.30  "Consolidated Interest Expense" ...................................6
  1.31  "Consolidated Leverage Ratio" .....................................6
  1.32  "Consolidated Net Income" .........................................6
  1.33  "Consolidated Net Tangible Assets" ................................6
  1.34  "Consolidated Net Worth" ........................................6-7
  1.35  "Consolidated Subsidiary(ies)" ....................................7
  1.36  "Consolidated Tangible Net Worth" .................................7
  1.37  "Covenant Compliance and Interest Rate Adjustment Report"  ........7
  1.38  "Current Dollar Equivalent" .......................................7
  1.39  "Default" .........................................................7
  1.40  "Defined Contribution Plan" .......................................7

                               TABLE OF CONTENTS
                                  (Continued)
                                                                Page
                                                                ----

  1.41  "Documentation Agent" .....................................7
  1.42  "Dollar Amount" .........................................7-8
  1.43  "Dollars" and the sign "$" ................................8
  1.44  "Domestic Advance" ........................................8
  1.45  "Employee Benefit Plan" ...................................8
  1.46  "ERISA"   .................................................8
  1.47  "ERISA Affiliate" .........................................8
  1.48  "Eurocurrency-based Advance" ..............................8
  1.49  "Eurocurrency-based Rate" ...............................8-9
  1.50  "Eurocurrency-Interest Period" ............................9
  1.51  "Eurocurrency Lending Office" .............................9
  1.52  "Event of Default" ........................................9
  1.53  "Existing Letters of Credit" .............................10
  1.54  "F&F Holding" ............................................10
  1.55  "Federal Funds Effective Rate" ...........................10
  1.56  "Fees" ...................................................10
  1.57  "Foreign Plan" ...........................................10
  1.58  "Funded Debt" ............................................10
  1.59  "GAAP" ...................................................10
  1.60  "Guaranties" .............................................10
  1.61  "Hazardous Material" .....................................11
  1.62  "Hazardous Material Law(s)" ..............................11
  1.63  "Hereof", "hereto", "hereunder" ..........................11
  1.64  "Indebtedness" ...........................................11
  1.65  "Intercompany Loan" ......................................11
  1.66  "Intercompany Loans, Advances or Investments" ............11
  1.67  "Interest Period" ........................................11
  1.68  "Internal Revenue Code" ..................................12
  1.69  "Issuing Office" .........................................12
  1.70  "Joint Venture" ..........................................12
  1.71  "Letter of Credit Agreement" .............................12
  1.72  "Letter of Credit Fees" ..................................12
  1.73  "Letter of Credit Maximum Amount" ........................12
  1.74  "Letter of Credit Obligation" ............................12
  1.75  "Letter of Credit Payment" ...............................12
  1.76  "Letter(s) of Credit" .................................12-13
  1.77  "Lien"  ..................................................13
  1.78  "Loan Documents" .........................................13
  1.79  "Majority Banks" .........................................13
  1.80  "Margin"  ................................................13
  1.81  "Material Property" ......................................13

                               TABLE OF CONTENTS
                                  (Continued)
                                                                Page
                                                                ----

  1.82  "Multiemployer Plan" .....................................13
  1.83  "Net Income" .............................................13
  1.84  "Notes"      .............................................13
  1.85  "Parent"     .............................................13
  1.86  "Parent Guaranty" ........................................14
  1.87  "Pension Plan" ...........................................14
  1.88  "Percentage"   ...........................................14
  1.89  "Permitted Borrower(s)" ..................................14
  1.90  "Permitted Borrowers Guaranty" ...........................14
  1.91  "Permitted Company Encumbrances" .........................14
  1.92  "Permitted Currencies" ...................................14
  1.93  "Permitted Encumbrances" ..............................14-16
  1.94  "Permitted Encumbrances of the Subsidiaries" .............16
  1.95  "Person" .................................................16
  1.96  "Prime Rate" .............................................16
  1.97  "Prime-based Advance" ....................................16
  1.98  "Prime-based Rate" .......................................16
  1.99  "Prior Credit Agreement" .................................16
  1.100 "R.P.S. Canada" ..........................................16
  1.101 "R.P.S. Limited" .........................................17
  1.102 "Reportable Event" .......................................17
  1.103 "Request for Advance" ....................................17
  1.104 "Reserved Availability" ..................................17
  1.105 "Revolving Credit" .......................................17
  1.106 "Revolving Credit Closing Fee" ...........................17
  1.107 "Revolving Credit Commitment Fee" ........................17
  1.108 "Revolving Credit Maturity Date" .........................17
  1.109 "Revolving Credit Maximum Amount" ........................17
  1.110 "Scherer DDS" ............................................17
  1.111 "Scherer France" .........................................18
  1.112 "Scherer Holdings Ltd." ..................................18
  1.113 "Scherer Holdings Pty." ..................................18
  1.114 "Scherer Italy" ..........................................18
  1.115 "Scherer Pty."  ..........................................18
  1.116 "Shares"        ..........................................18
  1.117 "Single Employer Plan" ...................................18
  1.118 "Special Purpose Letter of Credit" .......................18
  1.119 "Sublimit"      ..........................................18
  1.120 "Subsidiary(ies)" ........................................18
  1.121 "Substitute Bank" ........................................18
  1.122 "Swing Line Facility(ies)" ...............................19

                               TABLE OF CONTENTS
                                  (Continued)
                                                                Page
                                                                ----

  1.123 "Term Loan(s)" ...........................................19
  1.124 "Term Loan Commitment" ...................................19
  1.125 "Term Loan Maturity Date" ................................19
  1.126 "Yield Maintenance Payment" ...........................19-20

  2.    REVOLVING CREDIT ......................................20-34

  2.1   Commitment ............................................20-21
  2.2   Accrual of Interest and Maturity .........................21
  2.3   Prime-based Interest Payments ............................22
  2.4   Eurocurrency-based Interest Payments .....................22
  2.5   Interest Payments on Conversions .........................22
  2.6   Interest on Default ...................................22-23
  2.7A  Requests for Advances and Requests for Refundings
        and Conversions of Advances ...........................23-25
  2.7B  Advances of Reserved Availability .....................25-27
  2.7C  Determination, Denomination and Redenomination of
        Alternative Currency Advances .........................27-28
  2.8   Disbursement of Advances ..............................28-29
  2.9   Prepayment ............................................29-30
  2.10  Characterization of Advances in Absence of Election
        or Upon Default ..........................................30
  2.11  Revolving Credit Commitment Fee .......................30-31
  2.12  Currency Appreciation; Sublimits; Mandatory Reduction
        of Indebtedness .......................................31-32
  2.13  Optional Reduction or Termination of Revolving Credit
        Maximum Amount ........................................32-33
  2.14  Limited Election not to Gross-up .........................33
  2.15  Revolving Credit as Refinancing; Application of
        Advances Thereafter ...................................33-34

  3.    LETTERS OF CREDIT .....................................34-44

  3.1   Letters of Credit ........................................34
  3.2A  Conditions to Issuance ................................34-36
  3.2B  Special Purpose Letters of Credit ........................36
  3.3   Notice  ..................................................36
  3.4   Letter of Credit Fees .................................36-37
  3.5   Other Fees ............................................37-38
  3.6   Draws and Demands for Payment Under Letters of Credit..38-41
  3.7   Obligations Irrevocable ...............................41-42

                               TABLE OF CONTENTS
                                  (Continued)
                                                                        Page
                                                                        ----

        3.8     Risk Under Letters of Credit ..........................42-43
        3.9     Indemnification .......................................43-44
        3.10    Right of Reimbursement ...................................44

  4.    TERM LOANS ....................................................44-48

        4.1     Commitment ...............................................44
        4.2     Repayment of Principal ................................44-45
        4.3     Accrual of Interest ......................................45
        4.4     Interest on Default ......................................45
        4.5     Yield Maintenance Payments ...............................45
        4.6     Requests for Funding Term Loans .......................45-47
        4.7     Unavailability ...........................................47
        4.8     No Gross-up Election ..................................47-48
        4.9     Term Loan Allocation .....................................48
        4.10    Application of Term Loan Proceeds ........................48

  5.    CONDITIONS ....................................................48-50

        5.1     Execution of Notes and This Agreement ....................48
        5.2     Corporate Authority ......................................48
        5.3     Company Guaranty ......................................48-49
        5.4     Permitted Borrowers Guaranty and Parent Guaranty .........49
        5.5     Representations and Warranties -- All Parties ............49
        5.6     Compliance with Certain Documents and Agreements .........49
        5.7     Opinion of Counsel .......................................49
        5.8     Company's Certificate ....................................49
        5.9     Payment of Agents' and Other Fees .....................49-50
        5.10    Other Documents and Instruments ..........................50
        5.11    Continuing Conditions ....................................50

  6.    REPRESENTATIONS AND WARRANTIES ................................51-57

        6.1     Corporate Authority ......................................51
        6.2     Due Authorization -- Company .............................51
        6.3     Due Authorization -- Parent and Subsidiaries .............51
        6.4     Title to Material Property ...............................51
        6.5     Encumbrances .............................................51
        6.6     Subsidiaries .............................................52
        6.7     Taxes ....................................................52
        6.8     No Defaults ..............................................52

                               TABLE OF CONTENTS
                                  (Continued)
                                                                        Page
                                                                        ----

        6.9     Enforceability of Agreement and Loan Documents --
                Company ..................................................52
        6.10    Enforceability of Loan Documents -- Other Parties ........52
        6.11    Non-contravention -- Company .............................53
        6.12    Non-contravention -- Other Parties .......................53
        6.13    No Litigation -- Company .................................53
        6.14    No Litigation -- Other Parties ........................53-54
        6.15    Consents, Approvals and Filings, Etc .....................54
        6.16    Agreements Affecting Financial Condition .................54
        6.17    No Investment Company ....................................54
        6.18    No Margin Stock .......................................54-55
        6.19    ERISA ....................................................55
        6.20    Environmental Matters and Safety Matters ..............55-56
        6.21    Accuracy of Information ...............................56-57

  7.    AFFIRMATIVE COVENANTS .........................................57-61

        7.1     Preservation of Existence, Etc ...........................57
        7.2     Keeping of Books .........................................57
        7.3     Reporting Requirements ................................57-58
        7.4     Consolidated Tangible Net Worth ..........................58
        7.5     Consolidated Leverage Ratio ..............................59
        7.6     Consolidated Fixed Charge Ratio ..........................59
        7.7     Consolidated Cash Flow Coverage Ratio ....................59
        7.8     Taxes ....................................................59
        7.9     Inspections ..............................................59
        7.10    Further Assurances .......................................59
        7.11    Insurance ................................................59
        7.12    Indemnification .......................................59-60
        7.13    Governmental and Other Approvals .........................60
        7.14    Compliance with Laws .....................................60
        7.15    ERISA .................................................60-61

  8.    NEGATIVE COVENANTS ............................................61-66

        8.1     Capital Structure, Business Objects or Purpose ...........61
        8.2     Limitations on Fundamental Changes ....................61-62
        8.3     Guaranties ...............................................62
        8.4     Indebtedness ..........................................62-63
        8.5     Liens ....................................................63
        8.6     Limitation on Sales of Assets .........................63-64
        8.7     Dividends ................................................64

                               TABLE OF CONTENTS
                                  (Continued)
                                                                        Page
                                                                        ----

        8.8     Investments ...........................................64-65
        8.9     Transactions with Affiliates .............................66
        8.10    Prohibition Against Certain Restrictions .................66

  9.    DEFAULTS ......................................................66-70

        9.1     Events of Default .....................................66-68
        9.2     Exercise of Remedies ..................................68-69
        9.3     Rights Cumulative ........................................69
        9.4     Waiver by the Company of Certain Laws ....................69
        9.5     Waiver of Defaults .......................................69
        9.6     Deposits and Accounts .................................69-70

  10.   PAYMENTS, RECOVERIES AND COLLECTIONS; SPECIAL LIMITATIONS......70-73

        10.1    Payment Procedure .....................................70-72
        10.2    Application of Proceeds ...............................72-73
        10.3    Pro-rata Recovery ........................................73

  11.   CHANGES IN LAW OR CIRCUMSTANCES; INCREASED COSTS ..............73-78

        11.1    Reimbursement of Prepayment Costs ........................73
        11.2    Agent's Eurocurrency Lending Office ......................73
        11.3    Availability of Alternative Currency .....................74
        11.4    Circumstances Affecting Eurocurrency-based Rate
                Availability .............................................74
        11.5    Laws Affecting Eurocurrency-based or Alternative
                Currency Advance Availability .........................74-75
        11.6    Increased Cost of Eurocurrency-based or Alternative
                Currency Advances .....................................75-76
        11.7    Indemnity .............................................76-77
        11.8    Judgment Currency ........................................77
        11.9    Other Increased Costs .................................77-78
        11.10   Substitute Banks .........................................78

  12.   AGENTS ........................................................78-83

        12.1    Appointment of Agents .................................78-79
        12.2    Deposit Account with Agents ..............................79
        12.3    Scope of Agents' Duties ...............................79-80
        12.4    Successor Agents .........................................80
        12.5    Loans by Agents .......................................80-81

                               TABLE OF CONTENTS
                                  (Continued)
                                                                        Page
                                                                        ----

        12.6    Credit Decisions .........................................81
        12.7    Agents' Fees .............................................81
        12.8    Authority of Agents to Enforce Notes and This Agreement ..81
        12.9    Indemnification .......................................81-82
        12.10   Knowledge of Default .....................................82
        12.11   Agents' Authorization; Action by Banks ...................82
        12.12   Enforcement Actions by the Agents .....................82-83

  13.   MISCELLANEOUS ....................................................83

        13.1    Accounting Principles ....................................83
        13.2    Consent to Jurisdiction ..................................83
        13.3    Law of Michigan ..........................................83
        13.4    Interest ..............................................83-84
        13.5    Closing Costs and Other Costs ............................84
        13.6    Notices ..................................................84
        13.7    Further Action ........................................84-85
        13.8    Successors and Assigns; Participations ...................85
        13.9    Indulgence ...............................................85
        13.10   Counterparts .............................................86
        13.11   Amendment and Waiver .....................................86
        13.12   Taxes and Fees ...........................................86
        13.13   Confidentiality .......................................86-87
        13.14   Withholding Taxes .....................................87-88
        13.15   Effective Upon Execution .................................88
        13.16   Waiver of Jury Trial .....................................88
        13.17   Complete Agreement; Severability .........................88
        13.18   Table of Contents and Headings ...........................88
        13.19   Construction of Certain Provisions .......................89
        13.20   Independence of Covenants ................................89
        13.21   Reliance on and Survival of Various Provisions ...........89


  EXHIBITS
        FORM OF REQUEST FOR ADVANCE .......................................A

        FORM OF REVOLVING CREDIT NOTE -- COMPANY ........................B-1

        FORM OF REVOLVING CREDIT NOTE -- PERMITTED BORROWER .............B-2

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                            Page
        FORM OF TERM NOTE.................................................................................    C

        FORM OF REQUEST FOR TERM LOAN FUNDING.............................................................    D

        FORM OF NOTICE OF LETTERS OF CREDIT...............................................................    E

        PERCENTAGES.......................................................................................    F

        FORM OF COVENANT COMPLIANCE AND INTEREST RATE
           ADJUSTMENT REPORT..............................................................................    G

        FORM OF COMPANY GUARANTY..........................................................................    H

        FORM OF PARENT GUARANTY...........................................................................    I

        FORM OF PERMITTED BORROWERS GUARANTY..............................................................    J

        SUBLIMITS.........................................................................................    K



  SCHEDULES

        Schedule 1.11              -- Pricing Matrix
        Schedule 1.53              -- Existing Letters of Credit
        Schedule 1.91              -- Permitted Company Encumbrances
        Schedule 1.94              -- Permitted Encumbrances of the Subsidiaries
        Schedule 1.122             -- Swing Line Facilities
        Schedule 6.6               -- Existing Subsidiaries
        Schedule 6.13              -- Litigation (Company)
        Schedule 6.14              -- Litigation (Subsidiaries)
        Schedule 6.21              -- Material Contingent Obligations
        Schedule 8.8               -- Permitted Investments, Loans and Advances

                     AMENDED AND RESTATED CREDIT AGREEMENT



        THIS AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement") is made as of the 30th day of March, 1994, among Comerica Bank, NBD Bank, N.A., Societe Generale, The Bank of Nova Scotia and ABN AMRO Bank N.V. (individually, "Bank", and collectively "Banks"), NBD Bank, N.A., as administrative agent for the Banks (in such capacity, "Administrative Agent"), Comerica Bank, as documentation agent for the Banks (in such capacity, "Documentation Agent"), R.P. Scherer International Corporation, a Delaware corporation ("Company") and the Permitted Borrowers designated below and signatories hereto.

        RECITALS:

        A. The Company has requested that the Banks amend and extend to it and to the Permitted Borrowers (defined below) the revolving credit previously extended to the Company and to certain of the Permitted Borrowers pursuant to the Prior Credit Agreement (defined below) among the Company, the Permitted Borrowers, the Banks and the Agents, and extend additional credit to the Permitted Borrowers in the form of the Term Loans (as defined below), all on the terms and conditions set forth herein.

        B. The Banks are prepared to amend and extend such credit as aforesaid, but only upon the terms and conditions set forth in this Agreement.

        NOW THEREFORE, THE COMPANY, THE PERMITTED BORROWERS, THE AGENTS AND THE BANKS AGREE:

        1.      DEFINITIONS

        For the purposes of this Agreement the following terms will have the following meanings:

                "Account Party(ies)" shall mean, with respect to any Letter of Credit, the account party or parties (which shall be the Company or a Permitted Borrower) named in an application to the Administrative Agent for the issuance of such Letter of Credit.

                "Accumulated Funding Deficiency" shall mean an "accumulated funding deficiency" as defined in Section 412 of the Internal Revenue Code or
Section 302 of ERISA.

                "Administrative Agent" shall mean NBD Bank, N.A., or any successor administrative agent appointed in accordance with Section 12.4 hereof.

                "Advance(s)" shall mean a borrowing requested by the Company or by a Permitted Borrower and made by the Banks under Section 2.1 of this Agreement, including without limitation any readvance, refunding or conversion of such borrowing pursuant to Section 2.7A hereof or any advance requested by a Bank on behalf of a Permitted Borrower under Section 2.7B hereof, any advance in respect of a Letter of Credit under Section 3.6 hereof, and shall include, as applicable, a Eurocurrency-based Advance and a Prime-based Advance, and any Term Loan funded by a Bank to a Permitted Borrower under Section 4.1 hereof.

                "Affiliate" shall mean, with respect to any Person, any other Person or group acting in concert in respect of the first Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such first Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                "Agents" shall mean Administrative Agent and Documentation Agent, or any successors appointed in accordance with Section 12.4 hereof and, unless the context otherwise specifically indicates to the contrary, shall include either of them.

                "Agent's Correspondent" shall mean the Administrative Agent's correspondent banks, as follows:

                (a)     for Advances in DEM, Landeszentralbank, Frankfurt,
                Germany;

                (b)     for Advances in GBP, Lloyds Bank PLC, London, England;

                (c)     for Advances in FRF, Societe Generale, Paris, France;

                (d) for Advances in AUD, Commonwealth Bank of Australia, Adelaide, South Australia, Australia;

                (e) for Advances in CAD, The Bank of Nova Scotia, Toronto, Ontario, Canada;

                (f) for Advances in ITL, Banca Nazionale Del Lavora S.p.A., Rome, Italy;

                (g) for Advances in other Alternative Currencies, such other bank or banks as designated by Administrative Agent by written notice to the Company, the Permitted Borrowers and the Banks and which are reasonably acceptable to the Company;

                (h) for Eurocurrency-based Advances in Dollars, Administrative Agent's branch office located at 28 Finsbury Circus, London, England EC2M 7AU (or for the account of said branch office, at Agent's main office in Detroit, Michigan, United States);

or at such other bank or banks as Administrative Agent may from time to time designate by written notice to the Company, the Permitted Borrowers and the Banks.

                "Agents' Fees" shall mean those agency, placement, letter of credit issuance and other fees and expenses required to be paid by Company to Agents (or either of them) under Sections 3.5 and 12.7 hereof.

                "Alternate Base Rate" shall mean, for any day, an interest rate per annum equal to the Federal Funds Effective Rate in effect on such day, plus one-half of one percent (1/2%).

                "Alternative Currency" shall mean each of the following Euro-currencies, as applicable hereunder: French Francs ("FRF"); Deutsche Marks ("DEM"); British Pounds Sterling ("GBP"); Australian Dollars ("AUD"); Canadian Dollars ("CAD"); Italian Lire ("ITL") and, subject to availability and to the terms and conditions of this Agreement, such other freely convertible foreign currencies (which, when referred to herein or in any of the Loan Documents, shall be referred to using the currency codes in effect from time to time under ISO International Standard 4217, or any such successor publication or standard) as requested by the Company or the Permitted Borrowers and acceptable to Administrative Agent and the Banks, in their reasonable discretion.

                "Applicable Fee Percentage" shall mean, as of any date of determination, the applicable percentage used to calculate the Letter of Credit Fee due and payable hereunder, determined (based on the Cash Flow Coverage Ratio) by reference to the pricing matrix attached to this Agreement as
Schedule 1.11.

                "Applicable Fixed Rate" shall mean that per annum fixed rate of interest established by each of the Banks pursuant to Section 4.3 hereof for each Term Loan to be funded by it hereunder, such rate to be based on (a) the cost of funds of such Bank at the time the applicable Term Loan is funded (taking into account any cross- currency or other hedges or swap costs, whether in the inter-bank swap market or otherwise, recognized or incurred by such Bank in funding the applicable Term Loan), plus (b) the applicable Margin in effect at the time of funding.

                "Applicable Interest Rate" shall mean, in respect of an Advance of the Revolving Credit, the Eurocurrency-based Rate or the Prime-based Rate, applicable to such Advance (in the case of a Eurocurrency-based Advance, for the relevant Interest Period) as selected by the Company or a Permitted Borrower from time to time subject to the terms and conditions of this Agreement and, in respect of each of the Term Loans, the Applicable Fixed Rate.

                "Australian Amalgamation" shall mean the merger of Scherer Pty. into Scherer Holdings Pty. conducted in compliance with the requirements set forth herein.

                "Australian Domestic Rate" shall mean, with respect to any Eurocurrency-Interest Period, the per annum interest rate which is determined by the Administrative Agent by taking the rates quoted on the page numbered "BBSW" of the Reuters Monitor System at or about 10:00 a.m. (Sydney time) two
(2) Business Days prior to the first day of such Eurocurrency-Interest Period for not less than five Australian trading banks (selected by the Administrative Agent in its sole discretion and appearing on that page and so quoting) as being the mean buying rate for a Bill having a tenor equal to such Eurocurrency-Interest Period, eliminating the highest and the lowest mean rates and taking the average of the remaining mean rates, provided that, if in respect of any Eurocurrency- Interest Period less than five Australian trading banks have quoted rates on the page numbered "BBSW" of the Reuters Monitor System, the rate shall be calculated as in the manner set forth above by taking the rates otherwise quoted by five Australian trading banks upon application by the Administrative Agent for a Bill of the same tenor.

                "Bankers Acceptances" shall mean bills of exchange within the meaning of the Bills of Exchange Act (Canada), denominated in CAD, drawn by Canadian business corporations of credit standing comparable to the Company and accepted by NBD Bank Canada.

                "Banks" shall mean Comerica Bank, successor by merger to Manufacturers Bank, N.A. ("Comerica"), NBD Bank, N.A. ("NBD"), Societe Generale, The Bank of Nova Scotia, ABN AMRO Bank N.V. and any Substitute Bank.

                "Bill" shall mean a bill of exchange as defined in the Australian Bills of Exchange Act 1909, as amended, or any successor act or code, but shall not include a check.

                "Business Day" shall mean any day on which commercial banks are open for domestic and international business (including dealings in foreign exchange) in Detroit, London and New York, and, if funds are to be paid or made available in an Alternative Currency, in the place where such funds are to be paid or made available.

                "Canadian Domestic Rate" shall mean, with respect to any Eurocurrency-Interest Period, the per annum interest rate which is determined by the Administrative Agent in accordance with the following formula (such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/16th of 1%):

        1/x  =  1/y - z/365

                                   where:

                        "x" is the Canadian Domestic Rate;

                        "y" is the discount rate (expressed as a decimal) quoted by NBD Bank Canada at its main office in Toronto at 10:00 a.m. (Toronto time) two (2) Business Days prior to the first day of such Eurocurrency-Interest Period as the discount rate at which NBD Bank Canada would purchase Bankers Acceptances having a tenor and aggregate face principal amount the same as such Eurocurrency-Interest Period applicable to, and the principal amount of, the relevant Eurocurrency-based Advance requested by R.P.S. Canada; and

                        "z" is the duration in days of such
Eurocurrency-Interest Period.

                "Capital Stock" means, with respect to any Person, any and all shares, share capital, interests, participations, warrants, options or other equivalents (however designated) of capital stock of a corporation and any and all equivalent ownership interests in a Person (other than a corporation), in each case whether now outstanding or hereafter issued.

                "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) which, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person.

                "Capitalized Lease Obligation" means the discounted present value of the rental obligations of any Person under any Capitalized Lease, determined in accordance with GAAP.

                "Company" shall mean R.P. Scherer International Corporation, a Delaware corporation.

                "Company Guaranty" shall mean that certain guaranty of all of the Indebtedness outstanding of each of the Permitted Borrowers hereunder in the form attached as Exhibit H, executed and delivered by the Company to the Documentation Agent, on behalf of the Banks, as of the date hereof, as may be amended from time to time.

                "Consolidated" or "Consolidating" shall, when used with reference to any financial information pertaining to (or when used as a part of any defined term or statement pertaining to the financial condition of) the Company and its Subsidiaries mean the accounts of the Company and its Subsidiaries determined on a consolidated or consolidating basis, as the case may be, all determined as to principles of consolidation and, except as otherwise specifically required by the definition of such term or by such statements, as to such accounts, in accordance with GAAP (to the extent applicable thereto).

                "Consolidated Cash Flow Coverage Ratio" shall mean as of any date of determination, a ratio the numerator of which shall be the sum of Consolidated Net Income, excluding extraordinary items, income from minority interests and any changes in deferred taxes, plus depreciation and amortization (all determined in accordance with GAAP) for the period of four consecutive fiscal quarters ended at such date, and the denominator of which shall be Funded Debt as of such date of determination.

                "Consolidated Fixed Charge Ratio" shall mean as of any date of determination, a ratio, the numerator of which shall be the sum of Consolidated Net Income, plus Consolidated Interest Expense, Consolidated Income Taxes and income from minority interests (determined in accordance with GAAP), excluding extraordinary items (determined in accordance with GAAP), for the period of four consecutive fiscal quarters ended on such date, and the denominator of which shall be the sum of Consolidated Interest Expense for such period plus Consolidated Income Taxes for such period, plus the current maturities of long term debt (excluding Indebtedness under this Agreement), determined in accordance with GAAP as of such date of determination.

                "Consolidated Income Taxes" shall mean for any period the aggregate amount of taxes based on income or profits for such period of the operations of the Company and its Consolidated Subsidiaries determined in accordance with GAAP.

                "Consolidated Interest Expense" shall mean for any period the aggregate gross interest expense (including amortization of original issue discount and non-cash interest payments or accruals and the interest component of Capitalized Lease Obligations) of the Company and its Consolidated Subsidiaries for such period as determined in accordance with GAAP.

                "Consolidated Leverage Ratio" shall mean as of any date of determination, a ratio, the numerator of which shall be Funded Debt of Company and its Consolidated Subsidiaries and the denominator of which shall be Funded Debt of the Company and its Consolidated Subsidiaries, plus Consolidated Net Worth.

                "Consolidated Net Income" for any period means the Net Income of Company and its Consolidated Subsidiaries for such period.

                "Consolidated Net Tangible Assets" shall mean, as of any date of determination, the amount that would be classified on a balance sheet as the total assets at such time of the Company and its Consolidated Subsidiaries, minus all intangible assets of the Company and its Consolidated Subsidiaries, minus all current liabilities of the Company and its Consolidated Subsidiaries, all as determined in accordance with GAAP.

                "Consolidated Net Worth" means as of any date of determination all amounts that would be included under stockholders' equity on a Consolidated balance sheet of the Company and its Consolidated Subsidiaries determined in accordance with GAAP, excluding, however, the effect of the currency translation adjustment.

                "Consolidated Subsidiary(ies)" shall mean those subsidiaries of the Company which are treated as Consolidated for purposes of GAAP.

                "Consolidated Tangible Net Worth" shall mean as of any date of determination, the Consolidated equity of the common stockholders of the Company less Consolidated intangible assets, all as determined in accordance with GAAP. For purposes of this definition, the effect of the currency translation adjustment shall be excluded.

                "Covenant Compliance and Interest Rate Adjustment Report" shall mean the report to be furnished by the Company to the Administrative Agent, in the form of attached Exhibit "G" and certified by the chief financial officer of the Company (or in such officer's absence, a responsible senior officer) pursuant to Sections 7.3(b) and (c), hereof, in which report the Company shall set forth, among other things, its calculations and the resultant ratios or financial tests with respect to the financial covenants contained in Sections
7.4 through 7.7, inclusive, of this Agreement.

                "Current Dollar Equivalent" shall mean at any date of determination, with respect to any Advance in an Alternative Currency, the amount of Dollars which is equivalent to the then outstanding principal amount of such Advance at the most favorable spot exchange rate determined by the Administrative Agent to be available to it for the sale of Dollars for such Alternative Currency at approximately 9:00 A.M. (Detroit time) two (2) Business Days after such date. Alternative Currency equivalents of Advances in Dollars (to the extent used herein) shall be determined by the Administrative Agent in a manner consistent herewith.

                "Default" shall mean any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Agreement.

                "Defined Contribution Plan" shall mean each Employee Benefit Plan which is an individual account plan or a defined contribution plan as defined in Section 3(34) of ERISA.

                "Documentation Agent" shall mean Comerica Bank, successor by merger to Manufacturers Bank, N.A., or any successor documentation agent appointed in accordance with Section 12.4 hereof.

                "Dollar Amount" shall mean (i) with respect to each Advance made, refunded or converted in Dollars, the principal amount thereof and (ii) with respect to each Advance made, refunded or converted in an Alternative Currency, the amount of Dollars which is equivalent to the principal amount of such Advance at the most favorable spot exchange rate determined by the Administrative Agent to be available to it for the sale of Dollars for such Alternative Currency at approximately 9:00 A.M. (Detroit time) two (2) Business Days before such Advance is made, refunded or converted, as the case may be.

                "Dollars" and the sign "$" shall mean lawful money of the United States of America.

                "Domestic Advance" shall mean any Advance other than a Eurocurrency-based Advance.

                "Employee Benefit Plan" shall mean any pension, profit-sharing, retirement, deferred compensation, bonus, severance, hospitalization, medical insurance, life insurance or other agreement, assignment or understanding that is an employee benefit plan within the meaning of Section 3(3) of ERISA (including without limitation any Multiemployer Plan) that the Company or any ERISA Affiliate is a party to, is required to make employer contributions to, or otherwise maintains, for the benefit of its employees.

                "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code and the regulations in effect from time to time thereunder.

                "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and would be treated as a single employer under Section 414 of the Internal Revenue Code, and any Domestic Subsidiary.

                "Eurocurrency-based Advance" shall mean an Advance which bears interest at the Eurocurrency- based Rate.

                "Eurocurrency-based Rate" shall mean, with respect to any Eurocurrency-Interest Period, the per annum interest rate which is equal to the sum of (a) the Margin (subject, if applicable, to adjustment under Section 2.2(b) hereof), plus (b)(i) in the case of any Eurocurrency-based Advance other than an Advance of CAD to R.P.S. Canada described in clause (ii) below or an Advance of AUD to Scherer Holdings Pty. described in clause (iii) below, the quotient of:

        (A) the arithmetic average of the per annum interest rates at which deposits in the relevant currency are offered to the Eurocurrency Lending Office of each of the Agents by other prime banks in the London interbank market in an amount comparable to the relevant Eurocurrency-based Advance and for a period equal to the relevant Eurocurrency-Interest Period at approximately 9:00 A.M. Detroit time two (2) Business Days prior to the first day of such Eurocurrency-Interest Period, divided by

        (B) an amount equal to one minus the stated maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on the first day of such Eurocurrency-Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, all as conclusively determined by the Administrative Agent (absent manifest error), such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/16th of 1%; or (ii) in the case of any Advances of CAD to R.P.S. Canada, the greater of (C) the rate determined under clause (b)(i), above, and
(D) the Canadian Domestic Rate, or (iii) in the case of any Advances of AUD to Scherer Holdings Pty., the greater of (E) the rate determined under clause
(b)(i) above, and (F) the Australian Domestic Rate.

                "Eurocurrency-Interest Period" shall mean an Interest Period of one, two, three or six months (or any lesser or greater number of days agreed to in advance by the Company, or by a Permitted Borrower, as applicable, and by the Administrative Agent and the Banks) as selected by the Company or by a Permitted Borrower, as applicable, for a Eurocurrency-based Advance pursuant to
Section 2.7A, provided, however, that (a) any Eurocurrency-Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month, (b) each Eurocurrency-Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day, and (c) no Eurocurrency-Interest Period which would end after the Revolving Credit Maturity Date shall be permitted with respect to any such Eurocurrency-based Advance.

                "Eurocurrency Lending Office" shall mean, (a) with respect to the Administrative Agent, Administrative Agent's principal office located at London, England or such other branch or branches of Administrative Agent, domestic or foreign, as it may hereafter designate as a Eurocurrency Lending Office by notice to Company, the Permitted Borrowers and the Banks and (b) as to each of the Banks and the Documentation Agent, its offices, branches or affiliates located at its address set forth on the signature pages hereof (or identified thereon as a Eurocurrency Lending Office), or at such other office, branch or affiliate of such Bank or Documentation Agent as it may hereafter designate as its Eurocurrency Lending Office by notice to Company and Administrative Agent.

                "Event of Default" shall mean each of the Events of Default specified in Section 9.1 hereof, after the expiration of any applicable grace or cure periods stated therein.

                "Existing Letters of Credit" shall mean those letters of credit listed on Schedule 1.53 hereto which were issued by Administrative Agent under the Prior Credit Agreement.

                "F&F Holding" shall mean F&F Holding GmbH, a German corporation and a subsidiary of the Company.

                "Federal Funds Effective Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three federal funds brokers of recognized standing selected by it, all as conclusively determined by the Administrative Agent, such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/16th of 1%.

                "Fees" shall mean the Revolving Credit Commitment Fee, the Revolving Credit Closing Fee, the Letter of Credit Fee, the Agents' Fees and the other fees and charges (including without limitation any commitment recovery fees) payable by Company to the Banks or Agents hereunder.

                "Foreign Plan" shall mean each plan, program or other arrangement which would be deemed an Employee Benefit Plan of any Subsidiary outside of the United States of America if Section 4(b)(4) of ERISA were not applicable thereto, that a Subsidiary is a party to, is required to make employer contributions to, or otherwise maintains for the benefit of its employees.

                "Funded Debt" shall mean, with respect to the Company and its Consolidated Subsidiaries, without duplication as of the date of any determination thereof, (a) any obligations for borrowed money and any note payable or draft accepted representing an extension of credit, (b) any obligation owed for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, (c) any obligation of the type described in (a) or (b) above, secured by any lien in respect of property of the Company or any Subsidiary even though the Person owning the property has not assumed or become liable for the payment of such obligation, and (d) the principal portion of any Capitalized Lease Obligation.

                "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                "Guaranties" shall mean the Company Guaranty, the Parent Guaranty and the Permitted Borrowers Guaranty.

                "Hazardous Material" shall mean and include any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Hazardous Material Laws.

                "Hazardous Material Law(s)" shall mean all laws, codes, ordinances, rules, regulations, orders, decrees and directives issued by any federal, state, provincial, local, foreign or other governmental or quasi-governmental authority or body (or any agency, instrumentality or political subdivision thereof) pertaining to Hazardous Material on or about any Material Property, or any portion thereof including, without limitation, those relating to soil, surface, subsurface ground water conditions and the condition of the ambient air; and any state, provincial and local laws and regulations pertaining to Hazardous Material and/or asbestos; any so-called "superfund" or "superlien" law; and any other federal, state, foreign or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

                "Hereof", "hereto", "hereunder" and similar terms shall refer to this Agreement and not to any particular paragraph or provision of this Agreement.

                "Indebtedness" shall mean all indebtedness and liabilities (including without limitation interest, fees and other charges), whether direct or indirect, absolute or contingent, of the Company or any of the Permitted Borrowers to the Banks or to the Agents, in any manner and at any time, under this Agreement or the Loan Documents, whether evidenced by the Revolving Credit Notes, the Term Notes, arising under the Company Guaranty, the Permitted Borrowers Guaranty, or any of the other Loan Documents, due or hereafter to become due, now owing or that may hereafter be incurred by the Company, or any of the Permitted Borrowers to, or acquired by, the Banks or the Agents (or either or any of them) hereunder or thereunder, and any judgments (if not reversed or stayed) that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all consolidations, amendments, renewals, replacements or extensions of any of the foregoing.

                "Intercompany Loan" shall mean any loan by the Company or any Consolidated Subsidiary to another Consolidated Subsidiary which is not a Permitted Borrower.

                "Intercompany Loans, Advances or Investments" shall mean any Intercompany Loan, and any advance or investment by the Company or any Consolidated Subsidiary to or in another Consolidated Subsidiary which is not a Permitted Borrower.

                "Interest Period" shall mean a Eurocurrency-Interest Period.

                "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

                "Issuing Office" shall mean Administrative Agent's office located at 611 Woodward, Detroit, Michigan 48226 or such other office as Administrative Agent shall designate as its Issuing Office.

                "Joint Venture" shall mean any corporation, partnership, association, joint stock company, business trust or other combined enterprise, other than a Consolidated Subsidiary, in which (or to which) the Company or any of its Subsidiaries has made a loan, investment or advance (but excluding investments permitted under Section 8.8(e) through (j) hereof) or has an ownership stake or interest, whether in the nature of Capital Stock or otherwise.

                "Letter of Credit Agreement" shall mean, in respect of each Letter of Credit, the application and related documentation satisfactory to the Administrative Agent of an Account Party requesting Administrative Agent to issue such Letter of Credit.

                "Letter of Credit Fees" shall mean the commission payable to Administrative Agent for the accounts of the Banks in connection with Letters of Credit pursuant to Section 3.4 hereof.

                "Letter of Credit Maximum Amount" shall mean as of any date of determination the lesser of: (a) Thirty Million Dollars ($30,000,000); or (b) the aggregate Revolving Credit Available Commitments of the Banks as of such date (less the Reserved Availability), minus the aggregate Dollar Amount of Advances outstanding as of such date under the Notes.

                "Letter of Credit Obligation" shall mean the obligation of an Account Party under each Letter of Credit Agreement to reimburse the Administrative Agent for each payment made by the Administrative Agent under the Letter of Credit issued pursuant to such Letter of Credit Agreement, together with all other sums, fees, charges and amounts which may be owing to the Administrative Agent under such Letter of Credit Agreement, and, to the extent not named as the Account Party thereunder, shall include the obligation of the Company, the Parent and the Permitted Borrowers to make reimbursement pursuant to their respective guaranties of such obligations under the Loan Documents.

                "Letter of Credit Payment" shall mean any amount paid or required to be paid by the Administrative Agent in its capacity hereunder as issuer of a Letter of Credit as a result of a draft or other demand for payment under any Letter of Credit.

                "Letter(s) of Credit" shall mean any standby, direct-pay or commercial letters of credit issued by Administrative Agent at the request of or for the account of an Account Party pursuant to Article 3 hereof, specifically including the Existing Letters of Credit and any Special Purpose Letter of Credit.

                "Lien" shall mean any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, option, trust receipt, conditional sale or title retaining contract, sale and leaseback transaction, or any other type of lien, charge or encumbrance, whether based on common law, statute or contract.

                "Loan Documents" shall mean, collectively, this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Guaranties and any other documents, certificates, instruments or agreements executed pursuant to or in connection with any such document or this Agreement as such documents may be amended from time to time.

                "Majority Banks" shall mean at any time Banks holding not less than 61% (including risk participations in Letters of Credit) of the aggregate principal amount of the Indebtedness then outstanding under the Revolving Credit Notes or available to be drawn under Letters of Credit (and, but only upon the occurrence and during the continuance of an Event of Default, the Term Notes), or, if no Indebtedness is then outstanding, Banks holding not less than 61% of the Percentages.

                "Margin" shall mean, as of any date of determination, the applicable interest rate margin for Advances of the Revolving Credit or for Term Loans, as the case may be, determined (based on the Consolidated Cash Flow Coverage Ratio) by reference to the appropriate columns in the pricing matrix attached to this Agreement as Schedule 1.11.

                "Material Property" shall mean any property, whether personal or real, owned, leased or otherwise occupied or used from time to time by the Company or any of its Subsidiaries which is material to the operations of Company and its Subsidiaries, taken as a whole.

                "Multiemployer Plan" shall mean any Pension Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                "Net Income" of any Person for any period means the net income
(loss) of such Person for such period, determined in accordance with GAAP.

                "Note(s)" shall mean the revolving credit notes ("Revolving Credit Note(s)") described in Section 2.1 hereof and the term notes ("Term Note(s)") described in Section 4.1 hereof, as such notes may be amended from time to time, and any other notes issued in substitution or replacement thereof from time to time.

                "Parent" shall mean R.P. Scherer Corporation, a Delaware corporation and the corporate parent of the Company.

                "Parent Guaranty" shall mean that certain guaranty agreement in the form attached as Exhibit I containing the unconditional guaranty of the Indebtedness of the Company and each of the Permitted Borrowers hereunder, executed and delivered by the Parent to Documentation Agent on behalf of the Banks as of the date hereof, as amended from time to time.

                "Pension Plan" shall mean each Employee Benefit Plan which is an employee pension benefit plan as defined in Section 3(2) of ERISA (including any Multiemployer Plan) which is subject to Title IV of ERISA or to the minimum funding standards of Section 412 of the Internal Revenue Code.

                "Percentage" shall mean, with respect to any Bank, its percentage share of the Revolving Credit or the Letters of Credit, as the case may be, such percentage shares being set forth on Exhibit "F" hereto.

                "Permitted Borrower(s)" shall mean the following Subsidiaries of the Company: R.P.S. Canada; R.P.S. Limited; F&F Holding; Scherer Holdings Ltd.; Scherer DDS; Scherer Holdings Pty.; Scherer Italy and Scherer France; provided however that, until completion of the Australian Amalgamation, Scherer Pty. shall also be considered a "Permitted Borrower" for all purposes and provisions of this Agreement, except that it shall not be entitled to any Advances of the Revolving Credit, any Term Loans or to be an Account Party hereunder.
                "Permitted Borrowers Guaranty" shall mean that certain guaranty agreement in the form attached as Exhibit "J" containing the guaranties of the Indebtedness of the Permitted Borrowers hereunder executed and delivered by the Permitted Borrowers to the Banks as of the date hereof, as amended from time to time.
                "Permitted Company Encumbrances" shall mean, in addition to Permitted Encumbrances, those Liens and encumbrances of the Company identified in Schedule 1.91, hereto, and any re-grant, restatement or confirmation of such scheduled Lien or encumbrance given on substantially the same terms as existing on the date hereof (in connection with the renewal or refinancing of the indebtedness secured thereby) which does not expand the indebtedness secured or the property covered thereby and which does not otherwise violate this Agreement.

                "Permitted Currencies" shall mean Dollars or any Alternative Currency.

                "Permitted Encumbrances" shall mean, with respect to any Person:

                (a) Liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that provision for the payment of all such taxes known to such Person has been made on the books of such Person as may be required by GAAP;

                (b) mechanics', materialmen's, carriers', warehousemen's and similar Liens and encumbrances arising in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest
(i) any proceedings commenced for the enforcement of any such Liens and encumbrances shall have been duly suspended; and (ii) such provision for the payment of such Liens and encumbrances has been made on the books of such Person as may be required by GAAP;

                (c) Liens arising in connection with worker's compensation, unemployment insurance, old age pensions (subject to the applicable provisions of this Agreement) and social security benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any proceedings commenced for the enforcement of such Liens shall have been duly suspended; and (ii) such provision for the payment of such Liens has been made on the books of such Person as may be required by GAAP;

                (d) Liens incurred in the ordinary course of business, other than in connection with indebtedness for borrowed money, including, without limitation, (i) Liens to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States or any foreign government or any agency thereof entered into in the ordinary course of business and (ii) Liens incurred or pledges or deposits made in the ordinary course of business to secure the performance of statutory obligations, worker's compensation, unemployment insurance and other social security legislation, bids, leases, fee and expense arrangements with trustees and fiscal agents and other similar obligations (exclusive of obligations incurred in connection with the borrowing of money, any lease-purchase arrangements or the payment of the deferred purchase price of property), provided that full provision for the payment of any such obligations set forth in this subparagraph (d) has been made on the books of such Person as may be required by GAAP;

                (e) easements, rights-of-way, building and use restrictions and other similar encumbrances incurred in the ordinary course of business that do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business thereon.

                (f) any Lien arising out of judgments or awards against Company or any Subsidiary with respect to which Company or such Subsidiary shall in good faith be prosecuting an appeal or proceedings for review, or Liens which are discharged within sixty (60) days of entry of judgment, or Liens (including without limitation appellate bonds) incurred by the Company or a Subsidiary for the purpose of obtaining a stay or discharge in the course of any on-going legal proceedings to which Company or any such Subsidiary is a party;

                (g) Subject to the terms hereof, Liens in favor of the Company or a Subsidiary;

                (h) Liens extending, renewing or replacing any Lien permitted by subparagraphs (a) through (g) above; and

                (i) Liens securing indebtedness the proceeds of which are deposited, promptly upon receipt, with a trustee solely for the purpose of effecting a legal defeasance or covenant defeasance as set forth in any indenture to which the Company or any Subsidiary is, from time to time, a party, provided that, immediately before and immediately after the granting of such Lien (giving effect thereto) no Default or Event of Default has occurred and is continuing.

                "Permitted Encumbrances of the Subsidiaries" shall mean, in addition to Permitted Encumbrances, those Liens and encumbrances of the Permitted Borrowers or the Subsidiaries, as the case may be, identified in
Schedule 1.94, hereto, and any re-grant, restatement or confirmation of such scheduled Lien or encumbrance given on substantially the same terms as existing on the date hereof (in connection with the renewal or refinancing of the indebtedness secured thereby) which does not expand the indebtedness secured or the property covered thereby and which does not otherwise violate this Agreement.

                "Person" shall mean an individual, corporation, partnership, trust, incorporated or unincorporated organization, joint venture, joint stock company, or a government or any agency or political subdivision thereof or other entity of any kind.

                "Prime Rate" shall mean the per annum rate of interest announced by NBD Bank, N.A., at its main office from time to time as its "prime rate" (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by NBD Bank, N.A., to any of its customers), which Prime Rate shall change simultaneously with any change in such announced rate.

                "Prime-based Advance" shall mean an Advance which bears interest at the Prime-based Rate.

                "Prime-based Rate" shall mean, for any day, that rate of interest which is equal to the greater of (i) the Prime Rate or (ii) the Alternate Base Rate.

                "Prior Credit Agreement" shall mean that certain R.P. Scherer International Corporation $120,000,000 Credit Agreement among Company, the Permitted Borrowers, Banks, and Agents dated as of June 30, 1992, as amended.

                "R.P.S. Canada" shall mean R.P. Scherer Canada Inc., an Ontario corporation and a Subsidiary of the Company.

                "R.P.S. Limited" shall mean R.P. Scherer Limited, an English company and a Subsidiary of the Company.

                "Reportable Event" shall mean a "reportable event" within the meaning of Section 4043 of ERISA and the regulations thereunder, which is material to the Company and its Subsidiaries, taken as a whole.

                "Request for Advance" shall mean a Request for Advance issued by the Company or by one of the Permitted Borrowers and countersigned by the Company under Section 2.7A of this Agreement in the form annexed hereto as Exhibit "A".

                "Reserved Availability" shall mean, on any date of determination, a portion of the Revolving Credit Maximum Amount in the amount of Fourteen Million Dollars ($14,000,000), plus the amount, if any, by which the aggregate of the Swing Line Amounts (or the equivalent amount in Dollars for Swing Line Amounts denominated in Alternative Currencies, determined at the spot rate of exchange determined by the Administrative Agent to be available to it for the sale of Dollars for such Alternative Currencies on such date of determination) exceeds Fourteen Million Dollars ($14,000,000) reserved solely for the funding of Advances of the Revolving Credit pursuant to Section 2.7B hereof, in respect of advances under any Swing Line Facility, as such portion may be decreased from time to time pursuant to Section 2.7B(e) hereof.

                "Revolving Credit" shall mean the revolving credit loan to be advanced to the Company or the Permitted Borrowers by the Banks pursuant to
Section 2, hereof, in an aggregate amount, subject to the terms hereof, not to exceed One Hundred Seventy Five Million Dollars ($175,000,000).

                "Revolving Credit Closing Fee" shall mean the closing fee in the amount of Two Hundred Eighteen Thousand Seven Hundred Fifty Dollars ($218,750) payable to Administrative Agent for pro rata distribution to the Banks.

                "Revolving Credit Commitment Fee" shall mean the commitment fee payable to Administrative Agent for distribution to the Banks pursuant to
Section 2.11 hereof.

                "Revolving Credit Maturity Date" shall mean the earlier to occur of (i) April 1, 1999 and (ii) the date on which the Revolving Credit Maximum Amount shall be terminated pursuant to Section 2.13 or Section 9.2.

                "Revolving Credit Maximum Amount" shall mean One Hundred Seventy Five Million Dollars ($175,000,000), less any reductions in the Revolving Credit Maximum Amount under Section 2.13 hereof.

                "Scherer DDS" shall mean Scherer DDS Limited, a company organized under the laws of Scotland and a Subsidiary of the Company.

                "Scherer France" shall mean R.P. Scherer S.A., a French corporation and a Subsidiary of the Company.

                "Scherer Holdings Ltd." shall mean R.P. Scherer Holdings Ltd., an English company and a Subsidiary of the Company.

                "Scherer Holdings Pty." shall mean R.P. Scherer Holdings Pty. Ltd., an Australian corporation and Subsidiary of the Company.

                "Scherer Italy" shall mean R.P. Scherer S.p.A., an Italian company and a Subsidiary of the Company.

                "Scherer Pty." shall mean R.P. Scherer Pty. Ltd., an Australian corporation and Subsidiary of the Company.

                "Shares", "share capital", "capital stock", "stock" and words of similar import shall mean and refer to the equity capital interest under applicable law of any Person in a corporation, howsoever such interest is created or arises, whether such capital consists of common stock, preferred stock or preference shares, or other stock, and whether such capital is evidenced by a certificate, share register entry or otherwise.

                "Single Employer Plan" shall mean any Pension Plan other than a Multiemployer Plan.

                "Special Purpose Letter of Credit" shall mean any Letter of Credit which is issued for the purpose of supporting industrial development revenue bonds or other obligations of the Company or an Account Party for borrowed money.

                "Sublimit" shall mean the maximum aggregate amount of Advances of the Revolving Credit available at any time to each of the Permitted Borrowers hereunder, as set forth on Exhibit "K" hereto.

                "Subsidiary(ies)" shall mean any other corporation, association, joint stock company, or business trust of which more than fifty percent (50%) of the outstanding voting stock is owned either directly or indirectly by the Company or one or more of its Subsidiaries or by the Company and one or more of its

Subsidiaries, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by the Company and/or its Subsidiaries. "100% Subsidiaries" shall mean any Subsidiary whose stock (other than directors' or qualifying shares to the extent required under applicable law) is owned 100% by the Company or any Permitted Borrower.

                "Substitute Bank" means a Bank appointed pursuant to Section
11.10 hereof.

                "Swing Line Facility(ies)" shall mean any foreign short-term borrowing facility of a Permitted Borrower, as disclosed on Schedule 1.122 hereto, obtained from any Bank or its affiliate (each, a "Swing Line Bank") up to an aggregate principal amount for all such facilities of Fourteen Million Dollars ($14,000,000), or the Alternative Currency equivalent thereof as determined on any date of determination at the spot rate of exchange determined by the Administrative Agent to be available to it for the sale of Dollars for such Alternative Currency, subject to adjustment under Section 2.7B(d) hereof; provided, however, that the aggregate amount of Advances under Section 2.7B hereof available to each Swing Line Bank for its Swing Line Facility (to the applicable Permitted Borrower identified therein) shall not exceed the amount in Dollars or the applicable Alternative Currency (if so denominated) set forth from time to time for such bank (and such Permitted Borrower) on Schedule 1.122 hereto ("Swing Line Amount(s)").

                "Term Loan(s)" shall mean the term loan(s) to be funded severally by each of the Banks, subject to the terms hereof, in accordance with
Section 4 of this Agreement.

                "Term Loan Commitment" shall mean the several (and not joint) commitment of each of the Banks to fund Term Loans hereunder in an amount up to Twelve Million Dollars ($12,000,000) in aggregate amount for each Bank, based on the Dollar Amount of any Term Loans initially funded in Alternative Currencies determined as of the date of funding each such Term Loan, provided, however, that the respective Term Loan Commitments of the Banks may be re-allocated pursuant to Section 4.9 hereof.

                "Term Loan Maturity Date" shall mean that date selected by the applicable Permitted Borrower for each Term Loan, as selected by the applicable Permitted Borrower (subject to the terms hereof) under the applicable Request for Term Loan funding and as set forth in the applicable Term Note evidencing said Term Loan, provided that no such maturity date shall extend beyond the Revolving Credit Maturity Date in effect on the date of funding of the applicable Term Loan.

                "Yield Maintenance Payment" shall mean a yield maintenance payment calculated to make such Bank whole (to the extent of the interest which would have been earned by such Bank but/for the occurrence of such prepayment) on the basis of the discounted net present values of the interest payments that would otherwise be payable on the principal amount of the Term Loan being prepaid, after taking into account the amount of interest which would be payable on each interest payment due date if the principal amount being repaid were reinvested at a current market rate reasonably established by the applicable Bank in connection with such prepayment based on its then-current cost of funds for the applicable Alternative Currency, plus the Margin, together with any breakage or other funding costs or reimbursements recognized, assumed or incurred by such Bank in connection with any swap, hedge or other contracts entered into, recognized assumed or incurred by such Bank in funding or carrying any Term Loan so prepaid, all in accordance with the applicable formula for calculating the Yield Maintenance Payment to be set forth in the applicable Term Note.

        2.      REVOLVING CREDIT

        2.1 Commitment. Subject to the terms and conditions of this Agreement (including without limitation Section 2.7A(c) hereof and the post-amble, below), each Bank severally and for itself alone agrees to make Advances of the Revolving Credit in any one or more of the Permitted Currencies to the Company or to any of the Permitted Borrowers from time to time on any Business Day during the period from the effective date hereof until (but excluding) the Revolving Credit Maturity Date in an aggregate amount, based on the Dollar Amount of any Advances outstanding in Dollars and the Current Dollar Equivalent of any Advances outstanding in Alternative Currencies, not to exceed at any one time outstanding each such Bank's Percentage of the

Revolving Credit Maximum Amount. Except as provided in Section 2.12, for purposes of this Agreement, Advances in Alternative Currencies shall be determined, denominated and redenominated as set forth in Section 2.7C hereof. All of the Advances of the Revolving Credit hereunder shall be evidenced by Revolving Credit Notes made by Company or the Permitted Borrowers to each of the Banks in the form attached hereto as Exhibit "B-1" or "B-2", as the case may be, subject to the terms and conditions of this Agreement. Advances of the Revolving Credit shall be subject to the following additional conditions and limitations:

                (a) No Permitted Borrower (other than Scherer France or Scherer Italy) shall be entitled to request an Advance of the Revolving Credit hereunder after it ceases to be a 100% Subsidiary of the Company.

                (b) Scherer France shall not be entitled to request an Advance of the Revolving Credit hereunder (or to become an Account Party under any Letter of Credit) after any reduction in the indirect or direct ownership by the Company of Scherer France, other than deminimis reductions which do not affect the Company's direct or indirect majority ownership or control of Scherer France resulting from any additional directors shares subsequently required under French law. Scherer Italy shall not be entitled to request an Advance of the Revolving Credit hereunder (or to become an Account Party under any Letter of Credit) after any reduction in the indirect or direct ownership by the Company of Scherer Italy.

                (c) The maximum aggregate amount of Advances of the Revolving Credit available to each of the Permitted Borrowers at any time hereunder, plus the aggregate principal amount of Term Loans outstanding from each such Permitted Borrower to a Bank or Banks, as applicable (using the Current Dollar Equivalent of any Term Loans outstanding in any Alternative Currency), shall not exceed, for Advances in Dollars, the Dollar Amount of the Sublimit applicable to such Permitted Borrower, and for Advances in Alternative Currencies, the Current Dollar Equivalent of the applicable Sublimit.

The obligation of each Bank to fund its Percentage of the Revolving Credit Maximum Amount shall not be affected by the making by such Bank of a Term Loan, except that the aggregate amount of Indebtedness (including Term Loans) outstanding to any Bank hereunder shall not at any time exceed such Bank's Percentage of the amount of the Revolving Credit Maximum Amount then in effect. In the event that any Bank has reached or, upon the funding of any Advance of the Revolving Credit requested hereunder, would reach such credit exposure limitation ("Credit Exposure Limitation"), the other Banks which have not reached said Credit Exposure Limitation shall fund all Advances of the Revolving Credit requested while such condition exists pro rata (based on their respective Percentages) with each other.

        2.2 Accrual of Interest and Maturity. (a) The Revolving Credit Notes, and all principal and interest outstanding thereunder, shall mature and become due and payable in full on the Revolving Credit Maturity Date, and each Advance evidenced by the Revolving Credit Notes from time to time outstanding hereunder shall, from and after the date of such Advance, bear interest at its Applicable Interest Rate. The amount and date of each Advance, its Applicable Interest Rate, its Interest Period, and the amount and date of any repayment shall be noted on Administrative Agent's records, which records will be conclusive evidence thereof, absent manifest error, provided, however, that any failure by the Administrative Agent to record any such information shall not relieve the Company or any Permitted Borrower of its obligation to repay the outstanding principal amount of such Advance, all interest accrued thereon and any amount payable with respect thereto in accordance with the terms of this Agreement and the Loan Documents.

                (b) Adjustments in the applicable Margin, based on the Consolidated Cash Flow Coverage Ratio, shall be implemented on a quarterly basis as follows:

                  (i) Such Margin adjustments shall be given prospective effect only, effective upon the expiration of the applicable Interest Period(s), if any, in effect on the required date of delivery of the latest of the financial statements required to be delivered during such Interest Period under Section 7.3(b) and 7.3(c) hereof establishing applicability of the appropriate adjustments, if any, in each case with no retroactivity or claw-back.

                 (ii) An adjustment hereunder, after becoming effective, shall remain in effect only through the end of the applicable Interest Period(s) for Eurocurrency-based Advances if any; provided, however, that upon the delivery of quarterly financial statements, as aforesaid, demonstrating any change in such ratio or the occurrence of any event which under the terms hereof causes such adjustment no longer to be applicable, then any such subsequent adjustment or no adjustment, as the case may be, shall be effective (and said pricing shall thereby be adjusted up or down, as applicable), in accordance with subparagraph 2.2(b)(i), above.

        2.3 Prime-based Interest Payments. Interest on the unpaid balance of all Prime-based Advances from time to time outstanding shall accrue from the date of such Advance to the Revolving Credit Maturity Date (and until paid), at a per annum interest rate equal to the Prime-based Rate, and shall be payable in immediately available funds quarterly commencing on June 30, 1994, and on the last day of each calendar quarter thereafter. Interest accruing at the Prime-based Rate shall be computed on the basis of a 365/366 day year and assessed for the actual number of days elapsed, and in such computation effect shall be given to any change in the interest rate resulting from a change in the Prime-based Rate on the date of such change in the Prime-based Rate.

        2.4 Eurocurrency-based Interest Payments. Interest on each Eurocurrency-based Advance having a related Eurocurrency-Interest Period of 3 months or less shall accrue at its Applicable Interest Rate and shall be payable in immediately available funds on the last day of the Interest Period applicable thereto. Interest shall be payable in immediately available funds on each Eurocurrency-based Advance outstanding from time to time having a Eurocurrency-Interest Period of 6 months or longer, at intervals of 3 months after the first day of the applicable Interest Period, and shall also be payable on the last day of the Interest Period applicable thereto. Interest accruing at the Eurocurrency-based Rate shall be computed on the basis of a 360 day year (except that any such Advances made in GBP or any other Alternative Currency with respect to which market custom requires shall be calculated based on a 365 day year) and assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto to but not including the last day thereof. Interest due on a Eurocurrency-based Advance made in an Alternative Currency shall be paid in such Alternative Currency.

        2.5 Interest Payments on Conversions. Notwithstanding anything to the contrary in Sections 2.2, 2.3 and 2.4, all accrued and unpaid interest on any Advance refunded or converted, as the case may be, pursuant to Section 2.7 hereof shall be due and payable in full on the date such Advance is refunded or converted.

        2.6 Interest on Default. Notwithstanding anything to the contrary set forth in Sections 2.3 and 2.4, in the event and so long as any Event of Default shall exist under this Agreement, interest shall be payable daily on the principal amount of all Advances from time to time outstanding at a per annum rate equal to the Applicable Interest Rate in respect of each such Advance plus two percent (2%) per annum for the remainder of the then existing Interest Period, if any, and at all other such times, with respect to Domestic Advances from time to time outstanding, at a per annum rate equal to the Prime-based Rate plus two percent (2%), and, with respect to Eurocurrency-based Advances from time to time outstanding, (i) at a per annum rate calculated by the Administrative Agent, whose determination shall be conclusive absent manifest error, on a daily basis, equal to two percent (2%) above the interest rate per annum at which one (1) day deposits (or, if such amount due remains unpaid for more than three (3) Business Days, then for such other period of time as the Administrative Agent may elect which shall in no event be longer than six (6) months) in the relevant eurocurrency in the amount of such overdue payment are offered to the Administrative Agent's Eurocurrency Lending Office for the applicable period determined as provided above, such rate to be determined by the Administrative Agent as provided in the definition of "Eurocurrency-based Rate" as though such periods selected by the Administrative Agent were Eurocurrency-Interest Periods or (ii) if at any such time such deposits are not offered to such Eurocurrency Lending Office, then at a rate per annum equal to two percent (2%) above the rate reasonably determined by the Administrative Agent to be its aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance) of carrying the amount of such Eurocurrency-based Advance.

        2.7A    Requests for Advances and Requests for Refundings and
Conversions of Advances. The Company or any of the Permitted Borrowers may request an Advance, refund any Advance in the same type of

Advance or convert any Advance to any other type of Advance only after delivery to Administrative Agent of a Request for Advance executed by an authorized signer, subject to the following and to the remaining provisions hereof:

                (a) each such Request for Advance shall set forth the information required on the Request for Advance form annexed hereto as Exhibit "A", including without limitation:

                        (i) the proposed date of Advance, which must be a Business Day;

                        (ii) whether the Advance is a refunding or conversion of an outstanding Advance, and, if such outstanding Advance is denominated in an Alternative Currency, the Permitted Currency in which such outstanding Advance is to be redenominated by refunding or conversion, subject to Section 2.7C hereof;

                        (iii) whether such Advance is to be a Prime-based Advance or a Eurocurrency-based Advance, and, except in the case of a Prime-based Advance, the first Interest Period applicable thereto; and

                        (iv) in the case of a Eurocurrency-based Advance, the Permitted Currency in which such Advance is to be made;

                (b) each such Request for Advance shall be delivered to Administrative Agent by 11:00 a.m. (Detroit time) three (3) Business Days prior to the proposed date of Advance, except in the case of a Prime-based Advance, for which the Request for Advance must be delivered by 11 a.m. (Detroit time) on such proposed date;

                (c)     (i)      the principal amount (or Dollar Amount of the
principal amount, if such Advance is being initially funded in an Alternative Currency) of such requested Advance, plus the principal amount of all other Advances then outstanding hereunder (using the Current Dollar Equivalent of any Advances outstanding in any Alternative Currency, determined pursuant to the terms hereof as of the date of such requested Advance), the aggregate undrawn portion of any Letters of Credit which shall be outstanding as of the date of the requested Advance (based on the Dollar Amount of the undrawn portion of any Letters of Credit denominated in Dollars and the Current Dollar Equivalent of the undrawn portion of any Letters of Credit denominated in any Alternative Currency) and the aggregate face amount of Letters of Credit requested but not yet issued (determined as aforesaid), plus the aggregate principal amount of Term Loans outstanding hereunder (using the Current Dollar Equivalent of any Term Loan outstanding in any Alternative Currency) shall not exceed the Revolving Credit Maximum Amount, less (except for Advances pursuant to Section 2.7B hereof) the Reserved Availability; and (ii) in the case of a Permitted Borrower, the principal amount of the requested Advance (determined as aforesaid), plus the principal amount of any other Advances then outstanding to such Permitted Borrower hereunder (determined as aforesaid), the aggregate undrawn portion of any Letters of Credit which shall be outstanding as of the date of the requested Advance for the account of such Permitted Borrower hereunder (determined as aforesaid) and the aggregate face amount of Letters of Credit requested but not yet issued for the account of such Permitted Borrower hereunder (determined as aforesaid), plus the aggregate principal amount of Term Loans outstanding to such Permitted Borrower, if any (using the Current Dollar Equivalent of any Term Loans Outstanding in any Alternative Currency) plus the Current Dollar Equivalent of the maximum aggregate Swing Line Amounts available to be borrowed by such Permitted Borrower under the Swing Line Facilities (if any) established for it (regardless of the amounts actually outstanding thereunder), shall not exceed the Sublimit applicable to such Permitted Borrower;

                (d) the principal amount of such Advance, plus the amount of any other outstanding Indebtedness under this Agreement to be then combined therewith having the same Applicable Interest Rate and Interest Period, if any, shall be (i) in the case of a Prime-based Advance at least Five Hundred Thousand Dollars ($500,000) and (ii) in the case of a Eurocurrency-based Advance at least Two Million Dollars ($2,000,000) or the equivalent thereof in an Alternative Currency, and at any one time there shall not be in effect more than twenty (20) Applicable Interest Rates and Interest Periods;

                (e) each Request for Advance, once delivered to Administrative Agent, shall not be revocable by the Company or the Permitted Borrowers, and shall constitute and include a certification by the Company and the Permitted Borrowers requesting such Advance, if applicable, as of the date thereof that:

                         (i)   both before and after the Advance, the
obligations of the Company, its Subsidiaries and the Permitted Borrowers set forth in this Agreement and the Loan Documents to which such Persons are parties are valid, binding and enforceable obligations of the Company, its Subsidiaries and the Permitted Borrowers, as the case may be, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

                         (ii)  all applicable conditions to Advances of the
Revolving Credit hereunder have been satisfied, and (to the belief of the Company) shall remain satisfied to the date of Advance;

                         (iii) there is no Default or Event of Default in
existence, and (to the belief of the Company) none will exist upon the making of the Advance; and

                         (iv)  the representations and warranties contained in
this Agreement and the Loan Documents are true and correct in all material respects and (to the belief of the Company) shall be true and correct in all material respects as of the making of the Advance.

                (f) Within two (2) Business Days after the funding, refunding or conversion of each Advance hereunder (but without liability to the Company or the Permitted Borrowers for failing to do so), Administrative Agent shall provide written confirmation thereof to the Company, specifying the Applicable Interest Rate accruing thereon.

        2.7B Advances of Reserved Availability. Subject to the terms and conditions hereof,

                (a) Each of the Banks shall be entitled, on behalf of the Permitted Borrowers hereunder (by written request to Administrative Agent in compliance with this Section 2.7B), to request Advances of the Revolving Credit in order to obtain reimbursement for sums due to it or its affiliate as a Swing Line Bank and not timely paid by the applicable Permitted Borrower under a Swing Line Facility extended to such Permitted Borrower, up to its applicable Swing Line Amount; provided, however, that (i) the indebtedness under the Swing Line Facility for which reimbursement is sought was incurred not later than the third Business Day following receipt by the requesting Bank and its Swing Line Bank affiliate (if any) of written notice from Administrative Agent that an Event of Default has occurred and is continuing hereunder and (ii) if the request for an Advance is made following the termination of the Banks' commitment hereunder to make Advances of Revolving Credit pursuant to the provisions of Section 9.2 hereof, such request must be made not later than thirty (30) days following receipt by the requesting Bank and its Swing Line Bank affiliate (if any) of written notice from Administrative Agent of the date of such termination.

                (b) Each of the Company and the Permitted Borrowers hereby irrevocably authorizes each Bank to make requests for Advances under this
Section 2.7B without prior notice to the Company and the Permitted Borrowers, solely in connection with the reimbursement of amounts outstanding under a Swing Line Facility, as aforesaid. Upon receipt of an Advance under this
Section 2.7B, such Bank shall apply or cause its affiliate to apply the proceeds thereof against the sums then outstanding under its Swing Line Facility. Each request for an Advance submitted by a Bank hereunder shall be irrevocable and shall meet the requirements for Requests for Advances set forth in Section 2.7A hereof (but expressly excluding subparagraphs (d) and (e) thereof). Each Advance of Dollars under this Section 2.7B(a)-(d) shall bear interest at the Prime-based Rate, and each Advance in an Alternative Currency shall bear interest at the applicable Eurocurrency-based Rate for an Interest Period of one month. Administrative Agent and the Banks (other than the requesting Swing Line Bank) shall be entitled to rely solely upon the request for Advance submitted by the requesting Bank (for its Swing Line Bank affiliate) under this Section 2.7B and shall have no obligation whatsoever to make any investigation as to the entitlement of the requesting Bank (or its affiliate) to reimbursement of any sums due under any Swing Line Facility, or any other fact or matter in connection therewith.

                (c) The aggregate amount of Advances available to be funded under this Section 2.7B during the entire term of this Agreement, whether such Advances are funded in Dollars or any Alternative Currency, shall not exceed Fourteen Million Dollars ($14,000,000), plus the excess over such sum, if any, determined on the basis of the Current Dollar Equivalents of the Swing Line Amounts (if denominated in Alternative Currencies) on the date funding of Fourteen Million Dollars ($14,000,000) has been provided hereunder.

                (d) The Company may, from time to time subject to the terms hereof, upon not less than five (5) days prior written notice to Administrative Agent, change the Swing Line Banks or reallocate the maximum amounts of the Swing Line Facilities available to the Swing Line Banks hereunder (as set forth in Schedule 1.122 hereto), provided, however, that each such notice (i) shall be countersigned by each of the Swing Line Banks (including any proposed new Swing Line Bank), but excluding any Swing Line Bank whose Swing Line Facility is terminated (and all of the indebtedness thereunder paid and discharged in full), and (ii) shall be accompanied by a revised Schedule 1.122 reflecting such changes in the Swing Line Banks and/or such reallocations of maximum amounts of the Swing Line Facilities available to the Swing Line Banks, as aforesaid (which revised Schedule 1.122 shall become effective upon the effective date of the changes and/or reallocations thereby made); and provided further that, on a quarterly basis commencing June 30, 1994, to the extent as of such date that the aggregate Swing Line Amounts (calculated on the basis of the sum of any such amounts denominated in Dollars, plus the Current Dollar Equivalents of any such amounts denominated in Alternative Currencies) exceed Fourteen Million Dollars ($14,000,000), the Company shall (in compliance with this Section) reduce the aggregate Swing Line Amounts by an amount not less than the amount of such excess.

                (e) The Company may upon not less than five (5) Business Days' prior written notice to the Administrative Agent, permanently reduce the amount of the Reserved Availability in whole, at any time, or in part, from time to time, without premium or penalty, provided that: (i) each partial reduction of the Reserved Availability shall be in an aggregate amount equal to Five Hundred Thousand Dollars ($500,000) or an integral multiple thereof; (ii) each request for a decrease of the Reserved Availability (x) shall be countersigned by the Swing Line Banks (excluding any Swing Line Bank whose Swing Line Facility is terminated, and all of the indebtedness under such Swing Line Facility paid and discharged in full), (y) shall demonstrate on a basis reasonably satisfactory to the Administrative Agent that the aggregate amount of Swing Line Facilities outstanding to the Permitted Borrowers has been reduced to an amount not greater than the amount of the Reserved Availability which shall remain after such reduction (and the maximum amount of each of the Swing Line Facilities disclosed on Schedule 1.122 hereto shall, upon the effective date of such reduction in the Reserved Availability, be deemed automatically reduced to such amount) and (2) shall include a revised Schedule
1.122 reflecting appropriate reductions (consistent with the requested reduction of the Reserved Availability) in the maximum aggregate amounts of the Advances under this Section 2.7B available to each of the Swing Line Banks for its Swing Line Facility (which revised Schedule 1.122 shall become effective upon the effective date of such reduction in the Reserved Availability); and
(iii) no request for an Advance under this Section 2.7B shall be pending.

Neither of the Agents shall have any duty whatsoever to inform any of the Swing Line Banks of the occurrence of any Default or Event of Default, or of the termination of the Banks' commitment to make Advances of the Revolving Credit, provided however, that Advances of the Reserved Availability shall be available to the Banks pursuant to Section 2.7B(a), above, to the extent set forth therein, until the furnishing of written notice by Administrative Agent under said Section 2.7B(a)(i) or (ii), as applicable.

        2.7C    Determination, Denomination and Redenomination of Alternative
Currency Advances.  Whenever, pursuant to any provision of this Agreement:

                (a) an Advance is initially funded, as opposed to any refunding or conversion thereof, in an Alternative Currency, the amount to be advanced hereunder will be the equivalent in such Alternative Currency of the Dollar Amount of such Advance;

                (b) an existing Advance denominated in an Alternative Currency is to be refunded, in whole or in part, with an Advance denominated in the same Alternative Currency, the amount of the new Advance shall be continued in the amount of the Alternative Currency so refunded;

                (c) an existing Advance denominated in an Alternative Currency is to be converted, in whole or in part, to an Advance denominated in another Alternative Currency, the amount of the new Advance shall be that amount of the Alternative Currency of the new Advance which may be purchased, using the quoted spot rate at which the Administrative Agent's Eurocurrency Lending Office in London offers to sell Dollars for such other Alternative Currency at approximately 9:00 a.m. (Detroit time) two (2) Business Days prior to the last day of the Eurocurrency Interest Period applicable to the existing Advance, with the Dollar Amount of the existing Advance, or portion thereof being converted; and

                (d) an existing Advance denominated in an Alternative Currency is to be converted, in whole or in part, to an Advance denominated in Dollars, the amount of the new Advance shall be the Dollar Amount of the existing Advance, or portion thereof being converted.

        2.8     Disbursement of Advances.

                (a) Upon receiving any Request for Advance from Company or any of the Permitted Borrowers under Section 2.7A hereof or from a requesting Bank (on behalf of a Permitted Borrower) under Section 2.7B hereof, Administrative Agent shall promptly notify each Bank by wire, telex or by telephone (confirmed by wire, telecopy or telex) of the amount and currency of such Advance to be made and the date such Advance is to be made by said Bank pursuant to its Percentage of the Advance. Unless such Bank's commitment to make Advances hereunder shall have been suspended or terminated in accordance with this Agreement, each Bank shall make available the amount of its Percentage of the Advance in same day funds in the currency of the Advance to Administrative Agent, as follows:

                         (i)   for Domestic Advances, at the office of
Administrative Agent located at 611 Woodward, Detroit, Michigan 48226, not later than 2:00 p.m. (Detroit time) on the date of such Advance; and

                         (ii)  for Eurocurrency-based Advances, at the relevant
Agent's Correspondent for the account of the Eurocurrency Lending Office of the Administrative Agent, not later than 11:00 A.M. (the time of the Agent's Correspondent) on the date of such Advance.

                (b) Subject to submission of an executed Request for Advance by the Company or one of the Permitted Borrowers without exceptions noted in the compliance certification therein, Administrative Agent shall make available to the Company or to the applicable Permitted Borrower, as the case may be, the aggregate of the amounts so received by it from the Banks in respect of Section 2.7A hereof, in like funds and currencies:

                         (i)   for Domestic Advances, not later than 4:00 p.m.
(Detroit time) on the date of such Advance by credit to an account of the Company or the applicable Permitted Borrower maintained with Administrative Agent or to such other domestic account or third party as the Company or the applicable Permitted Borrower may reasonably direct; and

                         (ii)  for Eurocurrency-based Advances, not later than
4:00 p.m. (the time of the Agent's Correspondent) on the date of such Advance, by credit to an account of the Company or the applicable Permitted Borrower maintained with Agent's Correspondent or to such other account or third party as the Company or the applicable Permitted Borrower may reasonably direct.

Funds received by the Administrative Agent from the Banks in respect of Advances requested under Section 2.7B hereof shall be promptly paid to the requesting Bank, subject to the terms of said Section 2.7B.

                (c) Unless Administrative Agent shall have been notified by any Bank prior to the date of any proposed Advance that such Bank does not intend to make available to Administrative Agent such Bank's Percentage of the Advance, Administrative Agent may assume that such Bank has made such amount available to Administrative Agent on such date and in such currency, as aforesaid and may in, its sole discretion and without obligation to do so, in reliance upon such assumption, make available to the Company or to the applicable Permitted Borrower, as the case may be, a corresponding amount.
If such amount is not in fact made available to Administrative Agent by such Bank in accordance with Section 2.8(b), as aforesaid, Administrative Agent shall be entitled to recover such amount on demand from such Bank. If such Bank does not pay such amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify the Company and the Company shall pay such amount to Administrative Agent within two (2) Business Days of such notice. Administrative Agent shall also be entitled to recover from such Bank or the Company, as the case may be, interest on such amount in respect of each day from the date such amount was made available by Administrative Agent to Company to the date such amount is recovered by Administrative Agent, at a rate per annum equal to:

                         (i)   in the case of such Bank, with respect to
Prime-based Advances, the Federal Funds Effective Rate, and with respect to Eurocurrency-based Advances, Administrative Agent's aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees penalties, overdraft charges or other costs or expenses incurred by Administrative Agent as a result of such failure to deliver funds hereunder) of carrying such amount; and

                         (ii)  in the case of the Company or a Permitted
Borrower, the rate of interest then applicable to the Advance.

The obligation of any Bank to make any Advance hereunder shall not be affected by the failure of any other Bank to make any Advance hereunder, and no Bank shall have any liability to the Company or any of its Subsidiaries, the Agents, any other Bank, or any other party for another Bank's failure to make any loan or Advance hereunder (except to the extent set forth in Sections 3.6(c) through (f) hereof).

        2.9 Prepayment. The Company or the applicable Permitted Borrower may prepay all or part of the outstanding balance of any Prime-based Advance(s) under the Revolving Credit Notes at any time (subject to not less than one (1) Business Day's notice to Administrative Agent), provided that the amount of any partial prepayment shall be at least Five Hundred Thousand Dollars ($500,000) and the aggregate balance of Prime-based Advance(s) remaining outstanding shall be at least Five Hundred Thousand Dollars ($500,000). The Company or the applicable Permitted Borrower may prepay all or part of any Eurocurrency-based Advance, subject to not less than three (3) Business Day's notice to Administrative Agent, only on the last day of the Interest Period therefor (unless such prepayment is made upon not less than five (5) Business Days prior written notice to Administrative Agent and is accompanied by such additional sums as reasonably estimated by Administrative Agent, in consultation with the Banks, to be necessary to cover the amounts which will become due under this Agreement in connection with such prepayment, including without limitation
Section 11.1 hereof), provided that the amount of any such partial prepayment shall be at least One Million Dollars ($1,000,000), or the Alternative Currency equivalent thereof, and the unpaid portion of such Advance which is refunded or converted under Section 2.7A shall be at least Two Million Dollars ($2,000,000) or the Alternative Currency equivalent thereof. Any prepayment made in accordance with this Section shall be without premium, penalty or prejudice to the right to reborrow under the terms of this Agreement. Any other prepayment of all or any portion of the Revolving Credit, whether by acceleration, required prepayment or otherwise, shall be subject to Section 11 hereof (in its entirety), but otherwise without premium, penalty or prejudice.


        2.10 Characterization of Advances in Absence of Election or Upon Default. If, as to any outstanding Eurocurrency-based Advance carried in Dollars, Administrative Agent has not received payment on the last day of the Interest Period applicable thereto, or does not receive a timely Request for Advance meeting the requirements of Section 2.7A hereof with respect to the refunding or conversion of such Advance, or, subject to Section 2.6 hereof, if on such day a Default or an Event of Default shall have occurred and be continuing, the principal amount thereof which is not then prepaid shall be converted automatically to a Prime-based Advance and the Administrative Agent shall thereafter promptly notify the Company of said action. If the Company or the relevant Permitted Borrower fails to deliver a timely request for Advance meeting the requirements of Section 2.7A hereof with respect to the refunding or conversion of any Advance denominated in an Alternative Currency at the end of the applicable Interest Period (unless such Advance is repaid as of such date), or, subject to Section 2.6 hereof, if on such last day of the applicable Interest Period a Default or an Event of Default shall have occurred and be continuing, such Advance, subject to the terms hereof, shall be refunded as an Advance in the same Alternative Currency, in accordance with Section 2.7C(b) hereof, with an Interest Period of one (1) month; provided that, if a Default or an Event of Default has occurred and is continuing, such Advance may, upon the election of the Majority Banks be redenominated into Dollars and carried as a Prime-based Advance hereunder.

        2.11 Revolving Credit Commitment Fee. From the date hereof to the Revolving Credit Maturity Date, the Company shall pay to the Administrative Agent, for distribution to the Banks (as set forth below), a Revolving Credit Commitment Fee equal to an aggregate amount comprised (for all of the Banks) of one-quarter of one percentage point (1/4%) per annum on the daily average amount by which each Bank's Percentage of the Revolving Credit Maximum Amount then applicable hereunder, exceeds the sum of (i) each Bank's Percentage of the aggregate amount of Advances outstanding from time to time under the Revolving Credit (using the Current Dollar Equivalent of any Advances outstanding in any Alternative Currencies, determined as to each such Advance on the first day of each applicable Interest Period thereof for such entire Interest Period); (ii) each Bank's Percentage of the aggregate daily undrawn amount of any Letters of Credit (calculated on the basis of the Dollar Amount of any Letters of Credit denominated in Dollars, and the Current Dollar Equivalent of any Letters of Credit denominated in any Alternative Currencies) which shall be outstanding during such period and (iii) the aggregate daily principal amount of Term Loans outstanding to each of the Banks during such period (using the Current Dollar Equivalent of any Term Loans outstanding in any Alternative Currency determined as of the first day of each calendar quarter), as applicable. The Revolving Credit Commitment Fee shall be calculated quarterly commencing June 30, 1994 and shall be payable quarterly in arrears within five (5) Business Days of receipt from Administrative Agent on or after the last day of each quarter commencing June 30, 1994, and at the Revolving Credit Maturity Date, of an invoice setting forth the amount of such fee (with reasonable detail supporting the calculation thereof) and shall be computed on the basis of a year of three hundred sixty (360) days and assessed for the actual number of days elapsed. Whenever any payment of the Revolving Credit Commitment Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Upon receipt of payment of the Revolving Credit Commitment Fee, Administrative Agent shall make prompt payment to each Bank of its share of the Revolving Credit Commitment Fee determined with reference to each of the Banks as aforesaid. The Revolving Credit Commitment Fee shall (subject to verification of the accuracy thereof) not be refundable under any circumstances.

        2.12 Currency Appreciation; Sublimits; Mandatory Reduction of Indebtedness. (a) If at any time and for any reason, the aggregate principal amount (tested in the manner set forth below) of all Advances of the Revolving Credit hereunder to the Company and to the Permitted Borrowers made in Dollars and the aggregate Current Dollar Equivalent of all Advances hereunder to the Company and to the Permitted Borrowers in any Alternative Currency as of such time, plus the aggregate undrawn amount of any Letters of Credit which shall be outstanding at such time (based on the Dollar Amount of any Letters of Credit denominated in Dollars and the Current Dollar Equivalent of any Letters of Credit denominated in any Alternative Currency) exceeds the Revolving Credit Maximum Amount, the Company and the Permitted Borrowers shall:

                  (i) immediately repay that portion of the Indebtedness then carried as a Prime-based Advance, if any, by the Dollar amount of such excess, and/or reduce any pending request for an Advance in Dollars on such day by the Dollar Amount of such excess, to the extent thereof; and


                  (ii) on the last day of each Interest Period of any Eurocurrency-based Advance outstanding as of such time, until the necessary reductions of Indebtedness under this Section 2.12(a) have been fully made, repay the Indebtedness carried in such Advances and/or reduce any requests for refunding or conversion of such Advances submitted (or to be submitted) by the Company or any of the Permitted Borrowers in respect of such Advances, by the Amount in Dollars or the Applicable Alternative Currency, as the case may be, of such excess, to the extent thereof.

The Company's compliance with this Section 2.12(a) shall be tested on a daily or other basis satisfactory to Administrative Agent in its sole discretion, provided that at any time while the aggregate Advances of the Revolving Credit available to be borrowed hereunder equal or exceed Fifteen Million Dollars ($15,000,000), the Company's compliance with this Section 2.12(a) shall be tested as of the last day of each calendar quarter.

                (b) If at any time and for any reason the aggregate principal amount (tested in the manner set forth below) of all Advances of the Revolving Credit hereunder to a Permitted Borrower made in Dollars and the aggregate Current Dollar Equivalent of all Advances hereunder to such Permitted Borrower in any Alternative Currency as of such time, plus the aggregate undrawn amount of any Letters of Credit which shall be outstanding at such time (based on the Dollar Amount of any Letters of Credit denominated in Dollars and the Current Dollar Equivalent of any Letters of Credit denominated in any Alternative Currency) for the account of such Permitted Borrower, plus the aggregate principal amount of Term Loans outstanding from such Permitted Borrower (using the Current Dollar Equivalent of any Term Loan outstanding in any Alternative Currency) exceeds the Sublimit applicable to such Permitted Borrower, and such Permitted Borrower shall (i) immediately repay that portion of the Indebtedness outstanding to such Permitted Borrower then carried as a Prime-based Advance, if any, by the Dollar Amount of such excess, and/or reduce on such day any pending request for an Advance in Dollars submitted by such Permitted Borrower by the Dollar Amount of such excess, to the extent thereof; and (ii) on the last day of each Interest Period of any Eurocurrency-based Advance outstanding to such Permitted Borrower as of such time, until the necessary reductions of Indebtedness under this Section 2.12(b) have been fully made, repay such Indebtedness carried in such Advances and/or reduce any requests for refunding or conversion of such Advances submitted (or to be submitted) by such Permitted Borrower in respect of such Advances, by the Amount in Dollars or the applicable Alternative Currency, as the case may be, of such excess, to the extent thereof. Each Permitted Borrower's compliance with this Section 2.12(b) shall be tested on a daily or other basis satisfactory to Administrative Agent in its sole discretion, provided that at any time while the unused portion of the applicable Sublimit then in effect exceeds Five Million Dollars ($5,000,000), compliance with this Section 2.12(b) shall be tested as of the last day of each calendar quarter.

        2.13 Optional Reduction or Termination of Revolving Credit Maximum Amount. The Company may upon at least five (5) Business Days' prior written notice to the Administrative Agent, permanently reduce the Revolving Credit Maximum Amount in whole at any time, or in part from time to time, without premium or penalty, provided that: (i) each partial reduction of the Revolving Credit Maximum Amount shall be in an aggregate amount equal to Five Million Dollars ($5,000,000) or an integral multiple thereof; (ii) each reduction shall be accompanied by the payment of the Revolving Credit Commitment Fee, if any, accrued on the amount of such reduction to the date of such reduction; (iii) the Company shall prepay in accordance with the terms hereof the amount, if any, by which the aggregate unpaid principal amount of Revolving Credit Notes, plus the aggregate amount of outstanding Letters of Credit, exceeds the amount of the Revolving Credit Maximum Amount, taking into account the aforesaid reductions of the Revolving Credit Maximum Amount, together with interest thereon to the date of prepayment; (iv) if the termination or reduction of the aggregate Revolving Credit Maximum Amount requires the prepayment of a Eurocurrency-based Advance, the termination or reduction may be made only on the last Business Day of the then current Interest Period applicable to such Eurocurrency-based Advance Loan (unless such prepayment is made upon not less than five (5) Business Days prior written notice to Administrative Agent and is accompanied by such additional sums as reasonably estimated by Administrative Agent, in consultation with the Banks, to be necessary to cover the amounts which will become due under the terms of this Agreement in connection with such prepayment, including without limitation Section 11.1 hereof) and (v) no reduction shall reduce the amount of the Revolving Credit Maximum Amount to an amount which is less than the sum of the aggregate undrawn amount of any Letters of Credit outstanding at such time, plus the Reserved Availability. Reductions of the Revolving Credit Maximum Amount and any accompanying prepayments of the Revolving Credit Notes shall be distributed by Administrative Agent to each Bank in accordance with such Bank's Percentage thereof, and will not be available for reinstatement by or readvance to the Company. Any reductions of the aggregate Revolving Credit Maximum Amount hereunder shall reduce each Bank's portion thereof proportionately (based upon the applicable Percentages), and shall be permanent and irrevocable.

        2.14 Limited Election not to Gross-up. Notwithstanding the provisions of Section 10.1(e) hereof (but only to the extent set forth therein), each Bank may, from time to time with respect to any interest payment received by it under a Revolving Credit Note, confirm by written certification to Company and the Agents (delivered subsequent to receipt of such payment or payments) that it has elected to receive such payment or payments from Company or the applicable Permitted Borrower without gross-up for withholding taxes under Section 10.1(e) hereof; provided, however, that (i) nothing contained in this Section 2.14 shall reduce or otherwise affect the obligations of Company and the Permitted Borrowers to pay all withholding taxes when due and promptly to furnish tax receipts or other evidence of payment in accordance with applicable law and (ii) in accepting any such payment or payments without the required gross-up hereunder, the Agents and the Banks, as applicable, reserve all rights hereunder to require compliance with Section 10.1(e) hereof (or any other provision of this Agreement) with respect to any payment received by Agents or such Banks subsequent to the date of any such certification.

        2.15 Revolving Credit as Refinancing; Application of Advances Thereafter. The Revolving Credit Notes issued by the Company and the Permitted Borrowers shall constitute renewal and replacement evidence of all present indebtedness of the Company and the Permitted Borrowers outstanding as of the date hereof under the Prior Credit Agreement, and the notes issued pursuant thereto. Advances of the Revolving Credit shall be available, subject to the terms hereof, to fund working capital needs, capital expenditures, acquisitions or other general corporate purposes of the Company and the Permitted Borrowers.

        3.      LETTERS OF CREDIT.

        3.1 Letters of Credit. Subject to the terms and conditions of this Agreement, Administrative Agent may through its Issuing Office, at any time and from time to time from and after the date hereof until twenty (20) days prior to the Revolving Credit Maturity Date, upon the written request of an Account Party accompanied by a duly executed Letter of Credit Agreement and such other documentation related to the requested Letter of Credit as the Administrative Agent may require, issue standby or trade Letters of Credit denominated in Dollars or in any Alternative Currency for the account of such Account Party, in an aggregate amount for all Letters of Credit issued hereunder at any one time outstanding not to exceed the Letter of Credit Maximum Amount. Each Letter of Credit (other than any Special Purpose Letter of Credit) shall have an initial expiration date not later than one (1) year from its date of issuance (and may, in the sole discretion of the Administrative Agent, contain customary evergreen provisions acceptable to Administrative Agent); and provided, however that each Letter of Credit shall expire upon (notwithstanding any renewals thereof or evergreen provisions contained therein) not later than ten (10) Business Days prior to the Revolving Credit Maturity Date. The submission of all applications and the issuance of each Letter of Credit hereunder shall be subject in all respects to applicable provisions of U.S. law and regulations, including without limitation, the Trading With the Enemy Act, Export Administration Act, International Emergency Economic Powers Act, and the Regulations of the Office of Foreign Assets Control of the U.S. Department of the Treasury.

        3.2A    Conditions to Issuance. No Letter of Credit shall be issued at the request and for the account of any Account Party unless, as of the date of issuance of such Letter of Credit:

                (a) the face amount of the Letter of Credit requested, plus the undrawn portion of all other outstanding Letters of Credit (calculated in each case on the basis of the sum of the Dollar Amount of any Letter of Credit denominated in Dollars, plus the Current Dollar Equivalent of any Letters of Credit denominated in Alternative Currencies) does not exceed the Letter of Credit Maximum Amount;

                (b) (i) the face amount in Dollars of the Letter of Credit requested (or the Current Dollar Equivalent thereof if denominated in an Alternative Currency), plus the aggregate amount of all Advances outstanding under the Revolving Credit Notes (using the Current Dollar Equivalent of any Advances outstanding in any Alternative Currencies), plus the aggregate undrawn portion of all other outstanding Letters of Credit (calculated on the basis of the sum of the Dollar Amount of any Letters of Credit denominated in Dollars, plus the Current Dollar Equivalent of any Letters of Credit denominated in Alternative Currencies), plus the aggregate principal amount of Term Loans outstanding hereunder (using the Current Dollar Equivalent of any Term Loan outstanding in any alternative Currency), plus the Reserved Availability, do not exceed the Revolving Credit Maximum Amount; and (ii) whenever the Account Party is a Permitted Borrower, the face amount in Dollars of the Letter of Credit requested by such Permitted Borrower, plus the undrawn portion of all other Letters of Credit outstanding for the account of such Permitted Borrower (determined as aforesaid), plus the aggregate amount of all Advances under the Revolving Credit Notes (determined as aforesaid) outstanding to such Permitted Borrower, plus the aggregate principal amount of all Term Loans outstanding hereunder from such Permitted Borrower to a Bank or Banks, as applicable (using the Current Dollar Equivalent of any Term Loan outstanding in any Alternative Currency), plus the Current Dollar Equivalent of the maximum aggregate Swing Line Amounts available to be borrowed by such Permitted Borrower under the Swing Line Facilities (if any) established for it (regardless of the amounts actually outstanding thereunder) do not exceed the Sublimit applicable to such Permitted Borrower.

                (c) the obligations of the Parent, the Company and the Permitted Borrowers set forth in this Agreement and any of the Loan Documents are valid, binding and enforceable obligations of such parties, as the case may be (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, whether enforcement is sought by proceedings in equity or at law) and the valid, binding and enforceable nature of this Agreement and the Loan Documents, as aforesaid, has not been disputed by the Parent, the Company or any Permitted Borrower;

                (d) both (i) immediately before and (ii) immediately after issuance of the Letter of Credit requested, no Default or Event of Default exists;

                (e) the representations and warranties contained in this Agreement and the Loan Documents are true in all material respects as if made on such date (except as to such matters which as of such time have been previously reported to Administrative Agent and consented to or waived pursuant to Section 13.11 hereof);

                (f) the Account Party requesting the Letter of Credit shall have delivered to Administrative Agent at its Issuing Office, not less than five (5) Business Days prior to the requested date for issuance (or such shorter time as the Administrative Agent, in its sole discretion, may permit), the Letter of Credit Agreement related thereto, together with such other documents and materials as may be reasonably required pursuant to the terms thereof, and the terms of the proposed Letter of Credit shall be satisfactory to Administrative Agent and its Issuing Office;

                (g) no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain Administrative Agent from issuing the Letter of Credit, or any Bank from taking an assignment of its Percentage thereof pursuant to 3.6 hereof, and no law, rule, regulation, request or directive (whether or not having the force of law) shall prohibit or request that Administrative Agent refrain from issuing, or any Bank refrain from taking an assignment of its Percentage of, the Letter of Credit requested or letters of credit generally;

                (h) there shall have been (i) no introduction of or change in the interpretation of any law or regulation that would make it unlawful or impossible for the Administrative Agent to issue the requested Letter of Credit, (ii) with respect to the jurisdictions in which the Account Party and the beneficiary of the requested Letter of Credit are located (and the country of the Alternative Currency in which any such Letter of Credit may be denominated), no change of a type described in Section 11.3(ii) hereof, and
(iii) no declaration of
a general banking moratorium by banking authorities in the United
States, Michigan or the jurisdictions in which the Account Party and the beneficiary of the requested Letter of Credit are located (and the country of the Alternative Currency in which any such Letter of Credit may be denominated);

                (i) Administrative Agent shall have received the issuance fee required in connection with the issuance of such Letter of Credit pursuant to Section 3.5 hereof.

Each Letter of Credit Agreement submitted to Administrative Agent pursuant hereto shall constitute the certification by the Company and the Account Party of the matters set forth in this Section 3.2A (a) through (e), provided that, as to the matters covered by Section 3.2A(d)(ii) hereof, such certification is given to the Company's belief. The Administrative Agent shall be entitled to rely on any certification given by Company or any Account Party hereunder without any duty of inquiry.

        3.2B    Special Purpose Letters of Credit. Notwithstanding anything herein to the contrary, in connection with the requested issuance of any Special Purpose Letter of Credit, the Administrative Agent shall be entitled to impose such additional conditions to issuance as it may in its sole discretion require.

        3.3 Notice. Administrative Agent shall give notice, substantially in the form attached as Exhibit "E", to each Bank of the issuance of each Letter of Credit, not later than three (3) Business Days after issuance of each Letter of Credit, specifying the amount thereof and the amount of such Bank's Percentage thereof.

        3.4 Letter of Credit Fees. The Company and the applicable Account Party shall pay to Administrative Agent for distribution to the Banks in accordance with the Percentages, Letter of Credit Fees as follows:

                (a) For each Letter of Credit issued hereunder, a Letter of Credit Fee with respect to the remaining balance of each such Letter of Credit issued pursuant hereto (based on the Dollar Amount of any Letters of Credit denominated in Dollars and the Current Dollar Equivalent of any Letters of Credit denominated in any Alternative Currency) of the Applicable Fee Percentage, inclusive of an issuance fee of one-eighth of one percentage point (1/8%) per annum on the face amount of such Letters of Credit to be paid to and retained by Administrative Agent hereunder.

                (b) If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or cause to be deemed applicable any reserve, special deposit, limitation or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, Administrative Agent or the Banks or (ii) impose on Administrative Agent or the Banks any other condition regarding this Agreement or the Letters of Credit, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost or expense to Administrative Agent or the Banks of issuing or maintaining or participating in any of the Letters of Credit (which increase in cost or expense shall be determined by the Administrative Agent's or such Bank's reasonable allocation of the aggregate of such cost increases and expense resulting from such events), then, upon demand by the Administrative Agent or such Bank, as the case may be, the Company and the applicable Account Party shall, within ten days following demand for payment, pay to Administrative Agent or such Bank, as the case may be, from time to time as specified by the Administrative Agent or such Bank, additional amounts which shall be sufficient to compensate the Administrative Agent or such Bank for such increased cost and expense, together with interest on each such amount from ten days after the date demanded until payment in full thereof at the Prime-based Rate. A certificate as to such increased cost or expense incurred by the Administrative Agent or such Bank, as the case may be, as a result of any event mentioned in clause (i) or (ii) above, submitted to the Company and the applicable Account Party, shall be conclusive, absent manifest error, as to the amount thereof.

                (c) All payments by the Company or the applicable Account Party to the Administrative Agent or the Banks under this Section 3.4 shall be made in Dollars and in immediately available funds at the Agent's Issuing Office or such other office of the Administrative Agent as may be designated from time to time by written notice to the Company by the Administrative Agent.

The aforesaid fees shall be nonrefundable under all circumstances, and, unless (with respect to Existing Letters of Credit) otherwise noted on Schedule 1.53 hereto, shall be payable annually in advance (or such lesser period, if applicable, for Letters of Credit issued with stated expiration dates of less than one year) upon the issuance of each such Letter of Credit, and shall be calculated on the basis of a 360 day year and assessed for the actual number of days from the date of the issuance thereof to the stated expiration thereof.

        3.5 Other Fees. In connection with the Letters of Credit, and in addition to the Letter of Credit Fees (including the issuance fee payable to Administrative Agent, as aforesaid), the Company and the applicable Account Party shall pay, for the sole account of the Administrative Agent, standard administration, payment and cancellation charges assessed by Administrative Agent or its Issuing Office, at the times, in the amounts and on the terms set forth in Administrative Agent's standard fee schedule (in effect from time to time) or otherwise agreed to from time to time in writing between Administrative Agent and the Company.

        3.6 Draws and Demands for Payment Under Letters of Credit. (a) The Company and each applicable Account Party agrees to pay to the Administrative Agent, on the day on which the Administrative Agent shall honor a draft or other demand for payment presented or made under any Letter of Credit, an amount equal to the amount paid by the Administrative Agent in respect of such draft or other demand under such Letter of Credit and all reasonable expenses paid or incurred by the Administrative Agent relative thereto. Such payment by the Company or the applicable Account Party to the Administrative Agent shall be payable at the Issuing Office in the same Permitted Currency in which the Administrative Agent honored the draft or other demand for payment. Unless the Company or applicable Account Party shall have made such payment to the Administrative Agent on such day, upon each such payment by the Administrative Agent, the Administrative Agent shall be deemed to have disbursed to the Company or the applicable Account Party, and the Company or the applicable Account Party shall be deemed to have elected to substitute for its reimbursement obligation, with respect to Letters of Credit denominated in Dollars, a Prime-based Advance and, with respect to Letters of Credit denominated in any Alternative Currency, a Eurocurrency-based Advance in the applicable Alternative Currency with an Interest Period of one month, in each case for the account of the Banks in an amount equal to the amount so paid by the Administrative Agent in respect of such draft or other demand under such Letter of Credit. Such Advance shall be disbursed notwithstanding any failure to satisfy any conditions for disbursement of any Advance set forth in Section 2 hereof and, to the extent of the Advance so disbursed, the reimbursement obligation of the Company or the applicable Account Party under this Section
3.6 shall be deemed satisfied.

        (b) Nothing in this Agreement shall be construed to require or authorize any Bank to issue any Letter of Credit, it being recognized that the Administrative Agent shall be the issuer of Letters of Credit under this Agreement. Upon each such issuance by the Administrative Agent, each Bank shall automatically acquire a pro rata risk participation interest in such Letter of Credit and related Letter of Credit Payment based on its respective Percentage. If the Administrative Agent shall honor a draft or other demand for payment presented or made under any Letter of Credit, the Administrative Agent shall provide notice thereof to the Company and the applicable Account Party on the date such draft or demand is honored, and to each Bank on such date unless the Company or applicable Account Party shall have satisfied its reimbursement obligation under Section 3.6(a) by payment to the Administrative Agent on such date. The Administrative Agent shall further use reasonable efforts to provide notice to the Company or applicable Account Party prior to honoring any such draft or other demand for payment, but such notice, or the failure to provide such notice, shall not affect the rights or obligations of the Administrative Agent with respect to any Letter of Credit or the rights and obligations of the parties hereto, including without limitation the obligations of the Company or applicable Account Party under Section 3.6(a) hereof. Each Bank, on the date such draft or demand is honored, shall make its Percentage share of the amount paid by the Administrative Agent, and not reimbursed by the Company or applicable Account Party on such day, available in the applicable Permitted Currency and in immediately available funds for the account of the Administrative Agent at the Administrative Agent's principal office for Advances in Dollars, and at the relevant Agent's Correspondent for Advances in any Alternative Currency. If and to the extent such Bank shall not have made such Percentage share available to the Administrative Agent, such Bank, the Company and the applicable Account Party severally agree to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date such amount was paid by the Administrative Agent until such amount is so made available to the Administrative Agent at a per annum rate equal to the interest rate applicable during such period to the related Advance disbursed under Section 3.6(a) in respect of the reimbursement obligation of the Company and the applicable Account Party. If such Bank shall pay such amount to the Administrative Agent together with such interest, such amount so paid shall constitute an Advance by such Bank disbursed in respect of the reimbursement obligation of the Company or applicable Account Party under
Section 3.6(a) for purposes of this Agreement, effective as of the date such amount was paid by the Administrative Agent. The failure of any Bank to make its Percentage share of any such amount paid by the Administrative Agent available to the Administrative Agent shall not relieve any other Bank of its obligation to make available its Percentage share of such amount, but no Bank shall be responsible for failure of any other Bank to make such Percentage share available to the Administrative Agent, except to the extent set forth in the remainder of this Section 3.6.

                (c) In the event any Bank ("Defaulting Bank") fails to fund its risk participation in respect of any draft or other demand for payment under a Letter of Credit hereunder, or fails to fund any Advance of the Revolving Credit resulting therefrom pursuant to the provisions of Section 3.6(a), because it is prohibited from funding by any state, federal or foreign regulatory authority (including without limitation any central bank or other governmental body having jurisdiction over such Bank) due to the impaired operating, capital or other financial condition of the Defaulting Bank, or because of the insolvency of the Defaulting Bank (each a "Regulatory Event"), each of the non-defaulting Banks (each, a "Non-defaulting Bank") promptly upon demand by the Administrative Agent, shall purchase from the Administrative Agent an additional participation interest in such Letter of Credit and the related Letter of Credit Payment (or resulting Advance) in an amount sufficient to place the Non-defaulting Banks in a position such that the relationship of their relative participations in such Letter of Credit and the related Letter of Credit Payment (or resulting Advance) is equal to the ratio ("Ratio") of the Percentage of each Non-defaulting Bank to the aggregate Percentages of the Non-defaulting Banks. To the extent any Non-defaulting Bank fails to purchase such additional participation interest, as aforesaid, Administrative Agent may withhold all sums payable to such Bank under this Agreement and apply the same to such Bank's obligation to purchase said additional participation interest.

                (d) In the event a Defaulting Bank fails to fund its risk participation in respect of any draft or other demand for payment under a Letter of Credit hereunder, or fails to fund any Advance of the Revolving Credit resulting therefrom, otherwise than because of a Regulatory Event, each of the Non-defaulting Banks shall be obligated to purchase from the Administrative Agent an additional participation interest in such Letter of Credit and the related Letter of Credit Payment (or resulting Advance) in an amount sufficient to place the Non-defaulting Banks in a position such that the relationship of their relative participations in such Letter of Credit and the related Letter of Credit Payment (or resulting Advance) is equal to the Ratio, but only as and to the extent each such Non-defaulting Bank receives or is entitled to receive any payments under this Agreement. Administrative Agent shall be entitled to withhold all sums payable to each Non-defaulting Bank from time to time under this Agreement and to apply the same to such Bank's obligation to purchase said additional participation interest, as and when such sums become payable to such Bank hereunder.

                (e) The obligation of each Non-defaulting Bank to purchase such additional participation interest under Sections 3.6(c) and 3.6(d) hereof shall be absolute, notwithstanding any inability of the Company or of any Permitted Borrower at any time to satisfy any conditions for disbursement of any Advance under Section 2 hereof. The purchase of such additional participation interests by the Non-defaulting Banks under Sections 3.6(c) and 3.6(d) shall not relieve the Defaulting Bank of liability for or arising out of its unfunded participation interest in any such Letter of Credit and the related Letter of Credit Payment (or resulting Advance).

                (f) The Administrative Agent shall withhold all sums otherwise payable to a Defaulting Bank hereunder and apply such sums to the Defaulting Bank's obligation to fund its risk participation under a Letter of Credit and the related Letter of Credit Payment or any Advance of the Revolving Credit resulting therefrom. To the extent funds are thereafter received from the Defaulting Bank, whether by enforcement of this Section or otherwise, such funds shall be applied by Administrative Agent to restore the Non-defaulting Banks, to the extent possible, to their respective positions hereunder existing prior to the failure by the Defaulting Bank to fund its risk participation in a Letter of Credit and the related
Letter of Credit Payment or any Advance resulting therefrom.

                (g) From and after the date a Bank becomes a Defaulting Bank by reason of a Regulatory Event, (i) the Revolving Credit Available Commitment of such Bank shall be excluded in determining satisfaction of the condition set forth in Section 3.2 A(b), and (ii) the risk participation in any Letter of Credit issued on and after such date, otherwise allocable to such Bank under Section 3.6(b), shall instead be acquired automatically by the Non-defaulting Banks in such amounts that the relationship of their relative participations in such Letter of Credit and the related Letter of Credit Payment is equal to the Ratio.

                (h) Nothing contained in Sections 3.6(c) through (g) hereof shall create or be deemed to create any rights in favor of the Company, the Permitted Borrowers or any other party, whether as third-party beneficiary or otherwise.

        3.7 Obligations Irrevocable. The obligations of Company and Account Parties to make payments to Administrative Agent with respect to Letter of Credit Obligations under Section 3.6 hereof, shall be unconditional and irrevocable and not subject to any qualification or exception whatsoever, including, without limitation:

                (a) Any lack of validity or enforceability of any Letter of Credit or any documentation relating to any Letter of Credit or to any transaction related in any way to such Letter of Credit (the "Letter of Credit Documents");

                (b) Any amendment, modification, waiver, consent, or any substitution, exchange or release of or failure to perfect any interest in collateral or security, with respect to any of the Letter of Credit Documents;

                (c) The existence of any claim, setoff, defense or other right which the Company or any Account Party may have at any time against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Administrative Agent or any Bank or any other person or entity, whether in connection with any of the Letter of Credit Documents, the transactions contemplated herein or therein or any unrelated transactions;

                (d) Any draft or other statement or document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                (e) Payment by the Administrative Agent to the beneficiary under any Letter of Credit against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit, although such an occurrence may be separately actionable following full reimbursement as set forth in the last sentence of this Section 3.7 (without limiting the Company's rights under such sentence following full reimbursement);

                (f) Any failure, omission, delay or lack on the part of the Administrative Agent or any Bank or any party to any of the Letter of Credit Documents to enforce, assert or exercise any right, power or remedy conferred upon the Administrative Agent, any Bank or any such party under this Agreement, any of the Loan Documents or any of the Letter of Credit Documents, or any other acts or omissions on the part of the Administrative Agent, any Bank or any such party; or

                (g) Any other event or circumstance that would, in the absence of this Section 3.7, result in the release or discharge by operation of law or otherwise of the Company or any Account Party from the performance or observance of any obligation, covenant or agreement contained in Section 3.6.

No setoff, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which the Company or any Account Party has or may have against the beneficiary of any Letter of Credit shall be available hereunder to the Company or any Account Party against the Administrative Agent or any Bank. Nothing contained in this Section 3.7 shall be deemed to prevent Company or any of the Account Parties, after satisfaction in full of the absolute and unconditional obligations of Company and the Account Parties hereunder, from asserting in a separate action any claim, defense, set off or other right which they (or any of them) may have against Administrative Agent.

        3.8 Risk Under Letters of Credit. (a) In assigning and the handling of Letters of Credit and any security therefor, or any documents or instruments given in connection therewith, Administrative Agent shall have the sole right to take or refrain from taking any and all actions under or upon the Letters of Credit.

                (b) Subject to other terms and conditions of this Agreement, Administrative Agent shall issue the Letters of Credit and shall hold the documents related thereto in its own name and shall make all collections thereunder and otherwise administer the Letters of Credit in accordance with Administrative Agent's regularly established practices and procedures and, except pursuant to Section 12.3 hereof, Administrative Agent will have no further obligation with respect thereto. In the administration of Letters of Credit, Administrative Agent shall not be liable for any action taken or omitted on the advice of counsel, accountants, appraisers or other experts selected by Administrative Agent and Administrative Agent may rely upon any notice, communication, certificate or other statement from the Company, any Account Party, beneficiaries of Letters of Credit, or any other Person which Administrative Agent believes to be authentic. Administrative Agent will, upon request, furnish the Banks with copies of Letter of Credit Agreements, Letters of Credit and documents related thereto.

                (c) In connection with the issuance and administration of Letters of Credit and the assignments hereunder, Administrative Agent makes no representation and shall have no responsibility with respect to (i) the obligations of the Company or any of the Account Parties or the validity, sufficiency or enforceability of any document or instrument given in connection therewith, or the taking of any action with respect to same, (ii) the financial condition of, any representations made by, or any act or omission of the Company, any of the Account Parties or any other Person, or (iii) any failure or delay in exercising any rights or powers possessed by Administrative Agent in its capacity as issuer of Letters of Credit. Each of the Banks expressly acknowledge that they have made and will continue to make their own evaluations of the Company's and the Account Parties' creditworthiness without reliance on any representation of Administrative Agent or Administrative Agent's officers, agents and employees.

                (d) If at any time Administrative Agent shall recover any part of any unreimbursed amount for any draw or other demand for payment under a Letter of Credit, or any interest thereon, Administrative Agent shall receive same for the pro rata benefit of the Banks in accordance with their respective Percentage interests therein and shall promptly deliver to each Bank its share thereof, less such Bank's pro rata share of the costs of such recovery, including court costs and attorney's fees. If at any time any Bank shall receive from any source whatsoever any payment on any such unreimbursed amount or interest thereon in excess of such Bank's Percentage share of such payment, such Bank will promptly pay over such excess to Administrative Agent, for redistribution in accordance with this Agreement.

        3.9 Indemnification. (a) The Company hereby indemnifies and agrees to hold harmless the Banks and the Administrative Agent, and their respective officers, directors, employees and agents, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever which the Banks or the Administrative Agent or any such person may incur or which may be claimed against any of them by reason of or in connection with any Letter of Credit; and

                (b) each Account Party other than the Company hereby indemnifies and agrees to hold harmless the Banks and the Administrative Agent, and their respective officers, directors, employees and agents, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever which the Banks or the Administrative Agent or any such person may incur or which may be claimed against any of them by reason of or in connection with any Letter of Credit issued for the account of any Permitted Borrower; and

                (c) neither any Bank nor the Administrative Agent or any of their respective officers, directors, employees or agents shall be liable or responsible for: (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary in connection therewith; (ii) the validity, sufficiency or genuineness of documents or of any endorsement thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit; or (iv) any other event or circumstance whatsoever arising in connection with any Letter of Credit; provided, however, that the Company and Account Parties shall not be required to indemnify the Banks and the Administrative Agent and such other persons, and the Banks shall be liable to the Company and the Account Parties to the extent, but only to the extent, of any direct, as opposed to consequential or incidental, damages suffered by the Company and the Account Parties which were caused by the gross negligence or wilful misconduct of the Administrative Agent, including without limitation
(A) the Administrative Agent's wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary thereunder of a draft or other demand for payment and other documentation strictly complying with the terms and conditions of such Letter of Credit, or (B) the payment by the Administrative Agent to the beneficiary under any Letter of Credit against presentation of documents which do not substantially comply with the terms of the Letter of Credit. It is understood that in making any payment under a Letter of Credit the Administrative Agent will rely on documents presented to it under such Letter of Credit as to any and all matters set forth therein without further investigation and regardless of any notice or information to the contrary.

        3.10 Right of Reimbursement. Each Bank agrees to reimburse the Administrative Agent on demand, pro rata in accordance with their Percentages, for (i) the reasonable out-of-pocket costs and expenses of the Administrative Agent to be reimbursed by the Company or any Account Party pursuant to any Letter of Credit Agreement or any Letter of Credit, to the extent not reimbursed by the Company or Account Party and (ii) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, fees, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent (in its capacity as issuer of any Letter of Credit) in any way relating to or arising out of this Agreement, any Letter of Credit, any documentation or any transaction relating thereto, or any Letter of Credit Agreement, except to the extent that such liabilities, losses, costs or expenses were incurred by Administrative Agent solely as a result of Administrative Agent's gross negligence or willful misconduct.

        4.      TERM LOANS

        4.1 Commitment. Subject to the terms and conditions of this Agreement, each Bank, severally and for itself alone, agrees from and after the date hereof to (but not including) the Revolving Credit Maturity Date to advance to any Permitted Borrower, in a single Advance for each such loan in Dollars or in any Alternative Currency (determined on the basis set forth in Sections 2.7C(a) and 2.7C(d) hereof), sums not to exceed in the aggregate for each such Bank an amount equal to such Bank's respective Term Loan Commitment. From and after the occurrence of the Revolving Credit Maturity Date, the Banks' respective Term Loan Commitments to make additional Term Loans shall expire and be of no further force and effect. Advances of Term Loans shall be evidenced by Term Notes to be executed and delivered by the applicable Permitted Borrower to the applicable Bank, substantially in the form attached hereto as Exhibit "C", with appropriate insertions acceptable to the applicable Bank in form and substance, and in the face amount of the Term Loan to be funded by such Bank hereunder.

        4.2 Repayment of Principal. Until the applicable Term Loan Maturity Date, when the entire unpaid principal balance of the applicable Term Loan and all accrued interest and other sums outstanding thereon shall be paid in full in the applicable Alternative Currency (subject to the terms hereof), the principal Indebtedness evidenced by the applicable Term Note shall be repaid on a quarterly, semi-annual or annual basis, if the applicable Permitted Borrower elects in its request for Term Loan funding to provide for amortization of the applicable Term Loan, but otherwise, subject to the terms hereof, no scheduled principal payments shall be required under such Term Loan. The required amortization under a Term
Loan, or the lack of required amortization, shall be set forth in the Term Note executed for such Term Loan. There shall be no readvance or reborrowing of any principal reductions of the Term Loans, except to the extent, according to the terms hereof, that availability under the Revolving Credit is restored by such reductions.

        4.3 Accrual of Interest. The Indebtedness evidenced by Term Notes from time to time outstanding hereunder shall, from and after the date of funding of the applicable Term Loan, bear interest at its Applicable Fixed Rate set forth in the applicable Term Note. The amount and date of the funding of each Term Loan, its Applicable Fixed Rate, and the amount and date of any repayment shall be noted on each Bank's records, which records will be conclusive evidence thereof, absent manifest error. Each Bank shall provide written notice to Administrative Agent, from time to time promptly upon the receipt of any principal payments thereon.

        4.4 Interest on Default. In the event and so long as any Event of Default shall exist under this Agreement or under an applicable Term Note, interest shall be payable daily on the principal amount of all Advances from time to time outstanding under such Term Note at a per annum rate equal to the Applicable Fixed Rate in respect of such Term Loan, plus two percent (2%) per annum.

        4.5 Yield Maintenance Payments. The applicable Permitted Borrower may prepay the principal outstanding under a Term Loan, in whole or in part (in amounts of not less than $1,000,000, or the equivalent thereof in an Alternative Currency), only upon payment to the applicable Bank of the Yield Maintenance Payment required under the applicable Term Note. Upon any involuntary prepayment of a Term Loan hereunder, whether by acceleration, currency unavailability or otherwise, the applicable Permitted Borrower, as the case may be, shall pay to the applicable Bank, the Yield Maintenance Payment in an amount equal to the Yield Maintenance Payment which would have been due and payable hereunder if the applicable Permitted Borrower had voluntarily elected to prepay the applicable Term Loan (in an amount equal to such involuntary prepayment) on such date of involuntary prepayment, as determined by the applicable Bank in its sole discretion. Partial prepayment shall be applied to payments due under the applicable Term Loan in the inverse order of their maturities.

        4.6 Requests for Funding Term Loans. The applicable Permitted Borrower may request the funding of a Term Loan only upon delivery to a Bank of a Request for Term Loan Funding executed by an authorized officer of Company or the applicable Permitted Borrower, subject to the following:

                (a) each such Request for Term Loan Funding shall set forth the information required on the Request for Term Loan Funding form annexed hereto as Exhibit "D", including without limitation:

                        (i) the proposed date that the Term Loan is to be funded, which must be a Business Day;

                        (ii) whether such Term Loan is to be funded in Dollars or in an Alternative Currency, and if in an Alternative Currency, the applicable Alternative Currency;

                        (iii) the principal amount of the Term Loan requested to be funded, which amount, absent the prior written approval of the funding Bank, shall not be less than Five Million Dollars ($5,000,000), or the equivalent thereof in an Alternative Currency; and

                        (iv) subject to the terms hereof, the proposed Term Loan Maturity Date and amortization schedule (if any amortization is elected by such Permitted Borrower);

                (b) each such Request for Term Loan Funding shall be delivered (i) to the Agents for review of Company's proposed allocation of Term Loans under Section 4.9 hereof as contained in said proposed request for Term Loan Funding, by the Agents' close of business not later than fifteen
(15) Business Days prior to the proposed date of funding and (ii) to the applicable Bank by the close of business of such Bank not later than seven (7) Business Days prior to the proposed date of funding, with a copy of such Request for Term Loan Funding to be delivered to each of the Agents concurrently therewith;

                (c) within three (3) Business Days of receipt from the applicable Permitted Borrower of a Request for Term Loan Funding, the applicable Bank shall furnish, or cause to be furnished, to the applicable Permitted Borrower (with a copy to Documentation Agent) a proposed form of Term Note which has been completed to evidence the applicable Term Loan, including, without limitation, provisions governing the Applicable Fixed Rate, the applicable Yield Maintenance Payment and the amortization schedule selected by such Permitted Borrower, if any, provided that neither of the Agents nor any of the Banks shall suffer any liability whatsoever in the event such Term Note is not delivered to the applicable Permitted Borrower;

                (d) not later than the close of business of the applicable Bank five (5) days prior to the proposed date of funding of the Term Loan, the applicable Permitted Borrower shall deliver to the applicable Bank (with a copy thereof to each of the Agents) the aforesaid Term Note, executed and delivered in compliance with this Agreement (dated as of the proposed date of funding of such Term Loan), upon which delivery, the Request for Term Loan Funding shall no longer be revocable by the applicable Permitted Borrower;

                (e) each Request for Term Loan Funding shall constitute and include certification by the Company or the applicable Permitted Borrower, as the case may be, as of the date thereof that:

             (i) both before and after the funding of the Term Loan, the obligations of the Company, its Subsidiaries and the Permitted Borrowers set forth in this Agreement and the Loan Documents to which such Persons are parties are valid, binding and enforceable obligations of the Company, its Subsidiaries and the Permitted Borrowers, as the case may be, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

             (ii) all applicable conditions to the funding of the applicable Term Loan have been satisfied and (to the belief of the applicable Permitted Borrower), shall remain satisfied to the date of funding thereof;

             (iii) there is no Default or Event of Default in existence, and to the belief of the applicable Permitted Borrower, none will exist upon the funding of such Term Loan; and

             (iv) the representations and warranties contained in this Agreement and the Loan Documents are true and correct in all material respects and (to the belief of the applicable Permitted Borrower) shall be true and correct in all material respects as to the funding of the applicable Term Loan.

        4.7 Unavailability. If at any time the applicable Bank (after consultation with the Administrative Agent) shall determine that by reason of circumstances affecting the foreign exchange and inter-bank markets, generally, or for any of the other reasons set forth in this Agreement, loans may not be funded or carried in the applicable Alternative Currency or deposits in the applicable Alternative Currency will not be available in the amounts necessary to carry the outstanding principal of the applicable Term Loan to the applicable Term Loan Maturity Date (or any shorter period), such Bank shall notify Company and the applicable Permitted Borrower and the applicable Term Loan shall be automatically converted to and carried in Dollars, in the Dollar Amount of the principal balance then outstanding under the Term Loan, and immediately upon receipt by Company or the applicable Permitted Borrower of said notice, the applicable Permitted Borrower shall repay the entire principal balance outstanding under such Term Loan in Dollars, together with all accrued interest thereon and the applicable Yield Maintenance Payment resulting therefrom, if any, and interest shall accrue on the outstanding principal balance thereof until repaid in full, at the Prime-based Rate.

        4.8 No Gross-up Election. Notwithstanding the provisions of Section 10.1(e) hereof (but only to the extent set forth therein), each Bank may, from time to time by written notice to Company and the Agents, designate those Alternative Currencies in which it is willing to fund Term Loans under Section
4.1 hereof
without gross-up for withholding taxes under Section 10.1(e) hereof; provided, however, that nothing contained in this Section 4.8 shall reduce or otherwise affect the obligations of Company and the Permitted Borrowers to pay all withholding taxes when due (and in all events no later than the date of payment of the required interest payments hereunder) and promptly to furnish tax receipts or other evidence of payment in accordance with applicable law.

        4.9 Term Loan Allocation. Company and the Permitted Borrowers will, during the life of this Agreement, exercise good faith diligent efforts to allocate the funding of Term Loans among the Banks on an equal basis, s ubject, however, to their respective needs for financing and subject to the ability of the respective Banks to fund Term Loans without gross-up or withholding.

        4.10 Application of Term Loan Proceeds. Subject to the terms hereof, the proceeds of Term Loans shall be applied by the applicable Permitted Borrower to fund working capital needs, capital expenditures, acquisitions or other general corporate purposes.

        5. CONDITIONS. The obligations of Banks to make Advances or loans pursuant to this Agreement are subject to the following conditions, provided however that Section 5.1 through 5.10 below shall only apply to the initial Advances or loans hereunder:

        5.1 Execution of Notes and This Agreement. The Company and each of the Permitted Borrowers shall have executed and delivered to Documentation Agent for the account of each Bank, the Revolving Credit Notes and this Agreement (including all schedules, exhibits, certificates, opinions, financial statements and other documents to be delivered pursuant hereto), and, as applicable, such Revolving Credit Notes, the Loan Documents and this Agreement shall be in full force and effect.

        5.2 Corporate Authority. Documentation Agent shall have received, with a counterpart thereof for each Bank: (i) certified copies of resolutions of the Board of Directors of the Company and each of the Permitted Borrowers evidencing approval of the form of this Agreement and the Notes and authorizing the execution and delivery thereof and the borrowing of Advances hereunder;
(ii) (A) certified copies of the Company's, the Parent's and the Permitted Borrowers' articles of incorporation and bylaws or other constitutional documents certified as true and complete as of a recent date by the appropriate official of the jurisdiction of incorporation of each such entity (or, if unavailable in such jurisdiction, by a responsible officer of such entity); and
(B) a certificate of good standing from the state or other jurisdictions of the Company's and the Parent's incorporation, and from the applicable states of incorporation or other jurisdictions of the Permitted Borrowers and from every state or other jurisdiction in which either the Company, the Parent or any of the Permitted Borrowers is qualified to do business, if issued by such jurisdictions, subject to the limitations (as to qualification and authorization to do business) contained in Section 6.1, hereof.

        5.3 Company Guaranty. As security for all Indebtedness of the Company and the Permitted Borrowers to the Banks hereunder, the Company agrees to furnish, execute and deliver to Documentation Agent, or cause to be furnished, executed and delivered to Documentation Agent, prior to or concurrently with the initial borrowing hereunder, in form and substance satisfactory to Documentation Agent and the Banks and supported by appropriate resolutions in certified form authorizing same, the Company Guaranty.

        5.4 Permitted Borrowers Guaranty and Parent Guaranty. The Company agrees to furnish, execute and deliver to Documentation Agent, or cause to be furnished, executed and delivered to Documentation Agent, prior to or concurrently with the initial borrowing hereunder, in form and substance satisfactory to Documentation Agent and the Banks and supported by appropriate resolutions in certified form authorizing same, the Parent Guaranty and, as security for the Indebtedness of the Permitted Borrowers as set forth therein (but not as security for the Indebtedness of the Company or Parent), the Permitted Borrowers Guaranty.

        5.5 Representations and Warranties -- All Parties. The representations and warranties made by the Company, the Permitted Borrowers or any other party to any of the Loan Documents under this Agreement or any of the Loan Documents (excluding the Banks), and the representations and warranties of any of the foregoing which are contained in any certificate, document or financial or other statement furnished at any time hereunder or thereunder or in connection herewith or therewith shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the date of the making of the initial Advance hereunder.

        5.6 Compliance with Certain Documents and Agreements. The Company, the Parent and each of the Permitted Borrowers (and any of their respective Affiliates) shall have each performed and complied with all agreements and conditions contained in this Agreement, the Loan Documents, or any agreement or other document executed thereunder and required to be performed or complied with by each of them (as of the applicable date) and none of such parties shall be in default in the performance or compliance with any of the terms or provisions hereof or thereof.

        5.7 Opinion of Counsel. The Company shall furnish Documentation Agent prior to the initial Advance under this Agreement, and with signed copies for each Bank, opinions of counsel, dated the date hereof, and covering such matters as required by and otherwise satisfactory in form and substance to the Documentation Agent and each of the Banks.

        5.8 Company's Certificate. The Documentation Agent shall have received, with a signed counterpart for each Bank, a certificate of a responsible senior officer of Company, dated the date of the making of the initial Advances hereunder, stating that the conditions of paragraphs 5.1, 5.5,
5.6 and 5.11(a) through (b) hereof have been fully satisfied.

        5.9 Payment of Agents' and Other Fees. Company shall have paid to the Administrative Agent the Revolving Credit Closing Fee (for distribution to the Banks hereunder), and to the Agents, the Agents' Fees and all costs and expenses required hereunder.

        5.10 Other Documents and Instruments. The Documentation Agent shall have received, with a photocopy for each Bank, such other instruments and documents as the Majority Banks may reasonably request in connection with the making of the Loans hereunder, and all such instruments and documents shall be satisfactory in form and substance to the Majority Banks.

        5.11 Continuing Conditions. The obligations of the Banks to make any of the Advances or loans under this Agreement, including but not limited to the initial Advances of the Revolving Credit or Advances of Term Loans hereunder, shall be subject to the following continuing conditions:

                (a) No Default or Event of Default shall have occurred and be continuing as of the making of the proposed Advance;

                (b) There shall have been no material adverse change in the condition (financial or otherwise), properties, business, results or operations of the Company or its Subsidiaries (taken as a whole) from March 31, 1993 (or any subsequent March 31st, if the Agents determine, with the concurrence of the Majority Banks, based on the Company's financial statements for such subsequent fiscal year that no material adverse change has occurred during such year, such determination being made solely for purposes of determining the applicable date under this paragraph) to the date of the proposed Advance hereunder;

                (c) The representations and warranties contained in this Agreement and the Loan Documents are true and correct in all material respects as of the making of applicable Advance; and

                (d) All documents executed or submitted pursuant hereto shall be satisfactory in form and substance (consistent with the terms hereof) to Documentation Agent and its counsel and to each of the Banks; Documentation Agent and its counsel and each of the Banks and their respective counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as Documentation Agent or its counsel and each of the Banks and their respective counsel may reasonably request;

and all other legal matters relating to the transactions contemplated by this Agreement (including, without limitation, matters arising from time to time as a result of changes occurring with respect to any statutory, regulatory or decisional law applicable hereto) shall be satisfactory to counsel to Documentation Agent and counsel to each of the Banks.

        6.      REPRESENTATIONS AND WARRANTIES

        The Company and each of the Permitted Borrowers represents and warrants to Agents and the Banks that:

        6.1 Corporate Authority. The Company and each of the Subsidiaries is a corporation duly organized and existing in good standing under the laws of the applicable jurisdiction of organization, charter or incorporation; it, and each of the Subsidiaries is duly qualified and authorized to do business as a corporation or foreign corporation in each jurisdiction where the character of its assets or the nature of its activities makes such qualification necessary, except where such failure to qualify and be authorized to do business will not have a material adverse impact on the Company and its Subsidiaries, taken as a whole.

        6.2 Due Authorization - Company. Execution, delivery and performance of this Agreement, the Loan Documents and any other documents and instruments required under this Agreement, and the issuance of the Revolving Credit Notes by the Company are within its corporate powers, have been duly authorized, are not in contravention of law or the terms of the Company's Certificate of Incorporation or Bylaws, and, except as have been previously obtained or as referred to in Section 6.15, below, do not require the consent or approval, material to the transactions contemplated by this Agreement or the Loan Documents, of any governmental body, agency or authority not previously delivered under Section 5.5 hereof.

        6.3 Due Authorization -- Parent and Subsidiaries. Execution, delivery and performance of the Loan Documents and all other documents and instruments executed and delivered under or in connection with this Agreement or the Loan Documents by the Parent and each of the Permitted Borrowers are within the corporate powers, have been duly authorized, are not in contravention of law or the terms of articles of incorporation or bylaws or other organic documents of the parties thereto, as applicable, and, except as have been previously obtained (or as referred to in Section 6.15, below), do not require the consent or approval, material to the transactions contemplated by this Agreement, and the Loan Documents, of any governmental body, agency or authority not previously obtained and delivered under Section 5.5 hereof.

        6.4 Title to Material Property. Each of the Company, the Permitted Borrowers and the Parent has good and valid title to the Material Property owned by it.

        6.5 Encumbrances. There are no security interests in, Liens, mortgages or other encumbrances on and no financing statements on file with respect to any property of Company, Parent or any of the Permitted Borrowers, except for those Liens permitted under Section 8.5 hereof.

        6.6 Subsidiaries. As of the date of this Agreement, there are no directly or indirectly owned Subsidiaries of the Company, except for those Subsidiaries identified in Schedule 6.6, attached hereto.

        6.7 Taxes. The Company and its Subsidiaries each has filed on or before their respective due dates, all federal, state and foreign tax returns which are required to be filed or has obtained extensions for filing such tax returns and is not delinquent in filing such returns in accordance with such extensions and has paid all taxes which have become due pursuant to those returns or pursuant to any assessments received by any such party, as the case may be, to the extent such taxes have become due, except to the extent such tax payments are being actively contested in good faith by appropriate proceedings and with respect to which adequate provision has been made on the books of the Company or its Subsidiaries, as applicable, as may be required by GAAP, and except where the failure to comply with the foregoing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

        6.8 No Defaults. There exists no default under the provisions of any instrument evidencing any permitted debt of the Company or its Subsidiaries or any of the Permitted Borrowers or connected with any of the Permitted Company Encumbrances, or the Permitted Encumbrances of the Subsidiaries, or of any agreement relating thereto, except where such default would not have a material adverse effect on Company and its Subsidiaries taken as a whole and would not violate this Agreement or any of the Loan Documents according to the terms thereof.

        6.9 Enforceability of Agreement and Loan Documents -- Company. This Agreement, each of the Loan Documents to which the Company is a party, including without limitation the Company Guaranty, and all other certificates, agreements and documents executed and delivered by Company under or in connection herewith or therewith have each been duly executed and delivered by their respective duly authorized officers and constitute the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditor's rights, generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

        6.10 Enforceability of Loan Documents -- Other Parties. The Loan Documents, and all certificates, documents and agreements executed in connection therewith by the Parent or by any of the Subsidiaries or any one of them, including without limitation the Parent Guaranty or the Permitted Borrowers Guaranty, as the case may be, have each been duly executed and delivered by the respective duly authorized officers of such parties and constitute the valid and binding obligations of such parties, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditor's rights, generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

        6.11 Non-contravention -- Company. The execution, delivery and performance of this Agreement and the Loan Documents and any other documents and instruments required under or in connection with this Agreement by the Company are not in contravention of the terms of any indenture, material agreement or material undertaking to which the Company is a party or by which it or its properties are bound or affected, except where such contravention would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

        6.12 Non-contravention -- Other Parties. The execution, delivery and performance of those Loan Documents signed by the Parent or by any of the Subsidiaries, and any other documents and instruments required under or in connection with this Agreement by the Parent or by any of the Subsidiaries are not in contravention of the terms of any indenture, material agreement or material undertaking to which any of such parties is a party or by which it or its properties are bound or affected, except where such contravention would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

        6.13 No Litigation -- Company. There is no suit, action, proceeding, including, without limitation, any bankruptcy proceeding, or governmental investigation pending against or, to the best knowledge of the Company, affecting the Company (other than any suit, action or proceeding in which the Company is the plaintiff and in which no counterclaim or cross-claim against Company has been filed), nor has the Company or any of its officers or directors been subject to any suit, action, proceeding or governmental investigation as a result of which any such officer or director is or may be entitled to indemnification by Company, except as otherwise disclosed in
Schedule 6.13 attached hereto and except for miscellaneous suits, actions and proceedings which have a reasonable likelihood of being adversely determined, which suits, if resolved adversely to the Company would not in the aggregate have a material adverse effect on the Company and its Subsidiaries, taken as a whole. Except as so disclosed, there is not outstanding against the Company any judgment, decree, injunction, rule, or order of any court, government, department, commission, agency, instrumentality or arbitrator, nor, to the best knowledge of the Company, is the Company in violation of any applicable law, regulation, ordinance, order, injunction, decree or requirement of any governmental body or court where such violation would have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

        6.14 No Litigation -- Other Parties. There is no suit, action, proceeding (other than any suit, action or proceeding in which any such party is the plaintiff and in which no counterclaim or cross-claim against any such party has been filed), including, without limitation, any bankruptcy proceeding, or governmental investigation pending against or, to the best knowledge of the Company, affecting the Parent or any of the Subsidiaries, nor has any such party or any of its officers or directors been subject to any suit, action, proceeding or governmental investigation as a result of which any such officer or director is or may be entitled to indemnification by such party, except as otherwise disclosed in Schedule 6.14 attached hereto and except for miscellaneous suits, actions and proceedings which have a reasonable likelihood of being adversely determined, which suits, if resolved adversely to such party, would not in the aggregate have a material adverse effect on the Company and its Subsidiaries, taken as a whole. Except as so disclosed, there is not outstanding against any such party any judgment, decree, injunction, rule, or order of any court, government, department, commission, agency, instrumentality or arbitrator nor, to the best knowledge of the Company, is any such party in violation of any applicable law, regulation, ordinance, order, injunction, decree or requirement of any governmental body or court where such violation would have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

        6.15 Consents, Approvals and Filings, Etc. Except as have been previously obtained, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other person or party (whether or not governmental) is required in connection with the execution, delivery and performance: (i) by the Company of this Agreement, any of the Loan Documents to which it is a party, or any other documents or instruments to be executed and or delivered by the Company in connection therewith or herewith; and (ii) by the Parent and each of the Permitted Borrowers of the Loan Documents to which they are a party. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which have previously been obtained or made, as the case may be, are in full force and effect and are not the subject of any attack, or to the knowledge of the Company, threatened attack (in any material respect) by appeal or direct proceeding or otherwise.

        6.16 Agreements Affecting Financial Condition. Neither the Company nor any of its Subsidiaries is party to any agreement or instrument or subject to any charter or other corporate restriction which materially adversely affects the financial condition or operations of the Company and its Subsidiaries, taken as a whole.

        6.17 No Investment Company. Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        6.18 No Margin Stock. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the proceeds of any of the Loans will be used by the Company or any of the Subsidiaries to purchase or carry margin stock or will be made available by the Company or any of the Subsidiaries in any manner to any other Person to enable or assist such Person in, purchasing or carrying margin stock. After applying the proceeds of each Advance, such margin stock will not constitute more than twenty five percent (25%) of the value of the assets (either of the Company alone or of the Company and its Subsidiaries on a Consolidated Basis) that are subject to any provisions of this Agreement that may cause the Advances to be deemed secured, directly or indirectly, by margin stock. Terms for which meanings are provided in Regulation U of the Board of Governors of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this paragraph with such meanings.

        6.19 ERISA. Neither a Reportable Event nor an Accumulated Funding Deficiency has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Pension Plan. Each Pension Plan has complied in all material respects with the applicable provisions of ERISA and the Code and any applicable regulations thereof, except to the extent that any noncompliance, individually or in the aggregate, would not have a material adverse effect upon the Company and its Subsidiaries, taken as a whole. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Pension Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan maintained by the Company or any ERISA Affiliate did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits. Neither the Company nor any ERISA Affiliate has had a complete or partial withdrawal from any Multiemployer Plan, nor does the Company or any ERISA Affiliate presently intend to completely or partially withdraw from any Multiemployer Plan, and neither the Company nor any ERISA Affiliate would become subject under ERISA if the Company or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in bankruptcy or reorganization or insolvent. There is no pending or, to the best of our knowledge, threatened litigation or investigation questioning the form or operation of any Pension Plan, nor is there any basis for any such litigation or investigation which if adversely determined could have a material adverse effect upon the Company and its Subsidiaries, taken as a whole.

        6.20 Environmental Matters and Safety Matters. (a) The Company and each Subsidiary is in substantial compliance with all federal, state, provincial and local laws, ordinances and regulations relating to safety and industrial hygiene or to the environmental condition, including without limitation all applicable Hazardous Materials Laws in jurisdictions in which the Company or any Subsidiary owns or operates, a facility or site, or arranges for disposal or treatment of hazardous substances, solid waste, or other wastes, accepts for transport any hazardous substances, solid wastes or other wastes or holds any interest in real property or otherwise, except for matters which, individually or in the aggregate, would not have a material adverse effect upon the financial condition or business of the Company and its Subsidiaries, taken as a whole.

                (b) All federal, state, provincial, local and foreign permits, licenses and authorizations required for present or (to the best of the Company's knowledge) past use of the facilities and other properties or activities of the Company and each Subsidiary have been obtained, are presently in effect, and there is and has been full compliance with all such permits, licenses or authorizations, except, in all cases, where the failure to comply with the foregoing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

                (c) No demand, claim, notice, suit (in law or equity), action, administrative action, investigation or inquiry (including, without limitation, the listing of any property by any domestic or foreign governmental entity which identifies sites for remedial, clean-up or investigatory action) whether brought by any governmental authority, private person or entity or otherwise, arising under, relating to or in connection with any applicable Hazardous Materials Laws is pending or, to the best of the Company's knowledge, threatened against the Company or any of its Subsidiaries, any real property in which the Company or any such Subsidiary holds or, to the best of the Company's knowledge, has held an interest or any present or, to the best of the Company's knowledge, past operation of the Company or any Subsidiary, except for such matters which, individually or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company and its Subsidiaries, taken as a whole.

                (d) Neither the Company nor any of its Subsidiaries, whether with respect to present or, to the best of the Company's knowledge, past operations or properties, (i) is, to the best of the Company's knowledge, the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic substances, radioactive materials, hazardous wastes or related materials into the environment, (ii) has received any notice of any toxic substances, radioactive materials, hazardous waste or related materials in, or upon any of its properties in violation of any applicable Hazardous Materials Laws, or (iii) knows of any basis for any such investigation or notice, or for the existence of such a violation, except for such matters which, individually or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company and its Subsidiaries, taken as a whole.

                (e) No release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring or has occurred on, under or to any real property in which the Company or any of its Subsidiaries holds any interest or performs any of its operations, in violation of any applicable Hazardous

Materials Laws, except for any such matters which, individually or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company and its Subsidiaries, taken as a whole.

        6.21 Accuracy of Information. Each of the Company's audited or unaudited financial statements previously furnished to Agents and the Banks by the Company prior to the date of this Agreement, is complete and correct in all material respects and fairly presents the financial condition of the Company and its Subsidiaries, taken as a whole, and the results of their operations for the periods covered thereby; any projections of operations for future years previously furnished by Company to Agents or the Banks have been prepared as the Company's good faith estimate of such future operations, taking into account all relevant facts and matters known to Company; since March 31, 1993 there has been no material adverse change in the financial condition of the Company or its Subsidiaries, taken as a whole; to the knowledge of the Company, neither the Company, nor any of its Subsidiaries has any contingent obligations (including any liability for taxes) not disclosed by or reserved against in the March 31, 1993 balance sheet which is likely to have a material adverse effect on the Company and its Subsidiaries, taken as a whole, except as set forth on
Schedule 6.21 hereof.

        7.      AFFIRMATIVE COVENANTS

        Each of the Company and the Permitted Borrowers covenants and agrees that, until the Revolving Credit Maturity Date and thereafter until final payment in full of the Indebtedness and the performance by the Company and the Permitted Borrowers of all other obligations under this Agreement, unless the Majority Banks shall otherwise consent in writing, it will, and, it will cause the Subsidiaries to:

        7.1 Preservation of Existence, Etc. Except as otherwise specifically permitted hereunder, preserve and maintain its corporate existence and such of its rights, licenses, and privileges as are material to the business and operations conducted by it; and qualify and remain qualified to do business in each jurisdiction in which such qualification is material to the business and operations or ownership of properties, in each case of the Company and its Subsidiaries, taken as a whole.

        7.2 Keeping of Books. Keep proper books of record and account in which full and correct entries shall be made of all of its financial transactions and its assets and businesses so as to permit the presentation of financial statements prepared in accordance with GAAP.

        7.3 Reporting Requirements. Furnish Administrative Agent with copies for each Bank:

                (a) as soon as possible, and in any event within three Business Days after becoming aware of the occurrence of each Default or Event of Default, a written statement of the chief financial officer of the Company (or in such officer's absence, a responsible senior officer) setting forth details of such Default or Event of Default and the action which the Company has taken or has caused to be taken or proposes to take or cause to be taken with respect thereto;

                (b) as soon as available, and in any event within ninety-five (95) days after and as of the end of each of the Company's fiscal years, (i) a detailed Consolidated audit report of the Company having the balance sheet and related statements of income, retained earnings and cash flows certified to by independent certified public accountants of recognized international standing, together with an unaudited Consolidating report of the Company and its Subsidiaries certified by an authorized officer of the Company as to consistency (with prior financial reports and accounting periods), accuracy and fairness of presentation except, subject to the terms hereof, as disclosed therein, and (ii) a Covenant Compliance and Interest Rate Adjustment Report;

                (c)     as soon as available, and in any event within fifty
(50) days after and as of the end of the first three fiscal quarters of each year, (i) a Consolidated balance sheet and related statements of income, retained earnings and cash flows of the Company and its Subsidiaries and Consolidating balance sheets and statements of income of the Company and its Subsidiaries, each certified by an authorized officer of the Company as to consistency (with prior financial reports and accounting periods, as aforesaid), accuracy and fairness of presentation, and (ii) a Covenant Compliance and Interest Rate Adjustment Report;

                (d) as soon as possible, and in any event within three Business Days after becoming aware of any material adverse change in the financial condition of the Company and its Subsidiaries, taken as a whole, a certificate of the chief financial officer of Company (or in such officer's absence, a responsible senior officer) setting forth the details of such change;

                (e) (i) as soon as available, copies of the Company's reports on Form 8-K, 10-Q and 10-K filed with the federal Securities and Exchange Commission, and (ii), as soon as available, copies of all filings, reports or other documents filed by the Company or any of its Subsidiaries with the federal Securities and Exchange Commission or comparable reports to or filings with comparable agencies or authorities in England, Canada, France, Germany, Scotland or Australia, or any stock exchanges in such jurisdictions; and

                (f) promptly, and in form and substance reasonably satisfactory to Agents such other information as Agents may reasonably request from time to time.

        7.4 Consolidated Tangible Net Worth. Maintain as of the end of each fiscal quarter a Consolidated Tangible Net Worth of not less than the "base Consolidated Tangible Net Worth." For purposes of this Agreement,

          (i) base Consolidated Tangible Net Worth shall be $30,000,000 as of the date of execution of this Agreement; and

          (ii) on the last day of each fiscal year, beginning March 31, 1995, the base Consolidated Tangible Net Worth then in effect shall be adjusted upward by an amount equal to (a) 50% of the sum of Consolidated Net Income for the fiscal year then ended, if a positive number, and (b) 90% of (x) the net cash proceeds of the issuance of Capital Stock of the Company received during such fiscal year, (y) the amount of contributions by the Parent to the capital account of the Company received by the Company during such fiscal year and (z) the amount of all other new capital (according to GAAP) received by the Company during such fiscal year.

        7.5 Consolidated Leverage Ratio. Maintain as of the end of each fiscal quarter a Consolidated Leverage Ratio of not more than .55 to 1.0.

        7.6 Consolidated Fixed Charge Ratio. Maintain as of the end of each fiscal quarter, a Consolidated Fixed Charge Ratio of not less than 1.35 to 1.0.

        7.7 Consolidated Cash Flow Coverage Ratio. Maintain as of the end of each fiscal quarter, a Consolidated Cash Flow Coverage Ratio of not less than .2 to 1.0.

        7.8 Taxes. Pay and discharge all taxes and other governmental charges, and all material contractual obligations calling for the payment of money, before the same shall become overdue, unless and to the extent only that such payment is being contested in good faith by appropriate proceedings and is reserved for, as required by GAAP on its balance sheet, or where the failure to pay any such matter could not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

        7.9 Inspections. Permit Agents and each Bank, through their authorized attorneys, accountants and representatives to examine the Company's and each of the Subsidiaries' books, accounts, records, ledgers and assets and properties of every kind and description wherever located at all reasonable times during normal business hours and at reasonable intervals, upon oral or written request of Agents; and permit Agents and each Bank or their authorized representatives, at reasonable times and intervals, to visit all of their respective offices, discuss their respective financial matters with their respective officers and independent certified public accountants, and by this provision the Company and each Subsidiary authorizes such accountants to discuss the finances and affairs of the Company and its Subsidiaries (provided that the Company is given an opportunity to participate in such discussions) and examine any of its or their books and other corporate records.

        7.10 Further Assurances. Execute and deliver or cause to be executed and delivered within a reasonable time following Documentation Agent's request, and at the Company's expense, such other documents or instruments as Documentation Agent may reasonably require to effectuate more fully the purposes of this Agreement.

        7.11 Insurance. Maintain insurance coverage on its physical assets and against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature, consistent with prudent business judgment and then current practice.

        7.12 Indemnification. With respect to the Company, indemnify and save each Agent and the Banks harmless from all reasonable loss, cost, damage, liability or expenses, including reasonable attorneys' fees and disbursements, incurred by each of the Agents and the Banks by reason of an Event of Default or enforcing the obligations of the Company or the Permitted Borrowers under this Agreement or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement or any of the Loan Documents or any mortgage or security agreement released by Agents or the Banks from time to time hereunder or under the Prior Credit Agreement; and, with respect to each of the Permitted Borrowers, indemnify and save each Agent and the Banks harmless from all reasonable loss, cost, damage, liability or expenses, including reasonable attorneys' fees and disbursements, incurred by each of the Agents and the Banks with respect to a Permitted Borrower by reason of an Event of Default or enforcing the obligations of the Permitted Borrowers under this Agreement, the Prior Credit Agreement or the Loan Documents or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, the Prior Credit Agreement or any of the Loan Documents or any mortgage or security agreement released by Agents or the Banks from time to time hereunder or under the Prior Credit Agreement.

        7.13 Governmental and Other Approvals. Apply for, obtain and/or maintain in effect, as applicable, all material authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary in connection with the execution, delivery and performance: (i) by the Company, of this Agreement, the Loan Documents, or any other documents or instruments to be executed and/or delivered by the Company in connection therewith or herewith; and (ii) by each of the Permitted Borrowers, of this Agreement and the Loan Documents.

        7.14 Compliance with Laws. Comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, whether federal, state, local or foreign (including without limitation Hazardous Materials Laws), in effect from time to time.

        7.15 ERISA. Comply in all material respects with all requirements imposed by ERISA as presently in effect or hereafter promulgated or the Internal Revenue Code (or comparable laws in applicable jurisdictions outside the United States of America relating to Foreign Plans) and promptly notify Banks upon the occurrence of any of the following events:

                (a) the termination of any Pension Plan pursuant to Subtitle C of Title IV of ERISA or otherwise (other than any Defined Contribution Plan not subject to Section 412 of the Code and any Multiemployer
Plan);

                (b) the appointment of a trustee by a United States District Court to administer any Pension Plan pursuant to ERISA;

                (c) the commencement by the PBGC, or any successor thereto, of any proceeding to terminate any Pension Plan;

                (d) the failure of the Company or any ERISA Affiliate to make any payment in respect of any Pension Plan required under Section 412 of the Internal Revenue Code;

                (e) the withdrawal of the Company or any ERISA Affiliate from any Multiemployer Plan;

                (f) the occurrence of an Accumulated Funding Deficiency or a Reportable Event; or

                (g) the occurrence of a "prohibited transaction" (as defined in Section 9.1(i) hereof) which could have a material adverse effect upon the Company and its Subsidiaries, taken as a whole.

        8.      NEGATIVE COVENANTS

        Each of the Company and the Permitted Borrowers covenants and agrees that until the Revolving Credit Maturity Date and thereafter until final payment in full of the Indebtedness and the performance by the Company and the Permitted Borrowers of all other obligations under this Agreement, it will not, and it will not allow the Subsidiaries, without the prior written consent of the Majority Banks, to:

        8.1 Capital Structure, Business Objects or Purpose. Except as otherwise specifically permitted under this Agreement,

                (a) purchase, acquire or redeem any of its Capital Stock, other than (i) cash redemptions of the Capital Stock of any 100% Subsidiary,
(ii) redemptions for cash of the Capital Stock of any of its other Subsidiaries or (iii) purchases, acquisitions or redemptions by the Company of its Capital Stock in an aggregate amount during the life of this Agreement not to exceed ten percent (10%) of the total Capital Stock of the Company then issued and outstanding (determined as of the date of any such purchase, acquisition or redemption, taking into account all prior such purchases, acquisitions and redemptions); provided that any redemptions under subparagraphs (ii) or (iii) of this Section shall be conducted (X) only while no Default or Event of Default, hereunder has occurred and is continuing and (Y) with respect to redemptions under subparagraph (ii) hereof, only on a pro rata basis with any third-party shareholder or joint venture partner in such Subsidiary; or

                (b) make any material change in its capital structure or general business objects or purpose.

        8.2 Limitations on Fundamental Changes. Enter into any transaction of acquisition, merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

                (a) any Subsidiary may be merged or consolidated with or into the Company (so long as Company shall be the continuing or surviving corporation) or with or into any one or more of the Permitted Borrowers (so long as a Permitted Borrower shall be the continuing or surviving corporation);

                (b) any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any of the Permitted Borrowers;

                (c) any Person other than a Subsidiary may merge or consolidate with and into the Company or any Permitted Borrower so long as (i) the Company or such Permitted Borrower shall be the surviving corporation and
(ii) immediately before and immediately after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing; and

                (d) the Company may merge or consolidate with or into the Parent and not survive so long as (i) the Parent expressly assumes, by written agreement (including amendments to, or amendment and restatement of this Agreement) satisfactory to Agents and the Banks in form and substance, all of Company's obligations under this Agreement and the other Loan Documents and
(ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

        8.3 Guaranties. Guarantee, endorse, or otherwise become liable for or upon the obligations of others, except by endorsement of cash items for deposit in the ordinary course of business and except for (i) the Company Guaranty, (ii) the Permitted Borrowers Guaranty, and (iii) guaranties of indebtedness permitted under Section 8.4 hereof, provided that, with respect to any indebtedness incurred by a Joint Venture or any unconsolidated Subsidiary, the aggregate amount of such indebtedness at any time covered by a guaranty of the Company or any Subsidiary shall at no time exceed, together with the loans, advances, investments or other matters covered thereby, the limitation imposed under Section 8.8(d) hereof.

        8.4 Indebtedness. Become or remain obligated for any indebtedness for borrowed money, or for any indebtedness incurred in connection with the acquisition of any property, real or personal, tangible or intangible, except:

                (a) Indebtedness to Banks (or their affiliates) hereunder and under a Swing Line Facility;

                (b) Other indebtedness issued and at all times maintained on a pari passu basis with the Indebtedness (or on a basis subordinate thereto), provided that such indebtedness be issued pursuant to documentation containing covenants not more restrictive in the aggregate than the covenants contained in this Agreement (as determined by the Company in its reasonable discretion) and provided further, however, that immediately before and immediately after such indebtedness is incurred (giving effect thereto), no Default or Event of Default has occurred and is continuing. For purposes of this Section 8.4, the granting of Liens which are permitted under Section 8.5 hereof, shall not be deemed to constitute the entry into more restrictive covenants; and

                (c) Intercompany Loans, subject to the other applicable terms and limitations of this Agreement, including but not limited to Section
8.8 hereof.

        8.5 Liens. Permit or suffer any Lien to exist on any of its properties, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired, except:

                (a) any Lien subsequently granted by Company or any Subsidiary in favor of Documentation Agent on behalf of Banks;

                (b)     Liens securing any other indebtedness permitted under
Section 8.4 hereof, provided that the aggregate amount of such indebtedness secured by a Lien shall not exceed, at any time outstanding, fifteen percent (15%) of Consolidated Net Tangible Assets and provided further that, immediately before and immediately after the granting of such Lien (giving effect thereto), no Default or Event of Default has occurred and is continuing; and

                (c) Permitted Company Encumbrances and Permitted Encumbrances of the Subsidiaries.

        8.6 Limitation on Sales of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, notes, trade acceptances or accounts receivable and leasehold interests), whether now owned or hereafter acquired, except:

                (a) any disposition of inventory or worn-out or obsolete machinery, equipment or other such personal property in the ordinary course of business;

                (b) any disposition of contract rights or general intangibles (other than notes, trade acceptances or accounts receivable), customer lists, proprietary rights or other similar intangible personal property in the ordinary course of business conducted while no Default or Event of Default has occurred and is continuing; and

                (c) dispositions of real estate or tangible personal property having a net book value at the time of disposition thereof aggregating, during the period commencing on the date of this Agreement and ending on the Revolving Credit Maturity Date, an amount not to exceed fifteen percent (15%) of the Consolidated Net Tangible Assets determined as of the end of each fiscal quarter, provided that, immediately before and immediately after each such disposition (giving effect thereto), no Default or Event of Default has occurred and is continuing.

        8.7 Dividends. Declare or pay any dividends on or make any other distribution with respect to (whether by reduction of stockholder's equity or otherwise) any shares of its Capital Stock, except for:

                (a) cash dividends by any Subsidiary paid to Company or to any Permitted Borrower (other than Scherer France or Scherer Italy) or 100% Subsidiary;

                (b) cash dividends by a Subsidiary which is not a 100% Subsidiary to its shareholders (including any third party shareholders), provided however that such dividends are declared and paid on substantially the same terms and conditions and on a corresponding basis for all shareholders (except that the dates of payment of such dividends by any such party may be adjusted for the respective accounting fiscal years of its shareholders), and payment of all such dividends to all shareholders is made within a period of four months from the payment of the first such dividend to any shareholder; and

                (c) cash dividends by the Company paid in respect of any fiscal year after April 1, 1994 in an aggregate amount in respect of such fiscal year (on a non-cumulative basis) not to exceed twenty-five percent (25%) of Consolidated Net Income for such fiscal year if paid prior to the end of the next succeeding fiscal year;

provided that, with respect to any dividends paid pursuant to subparagraph (c), above, no such dividends shall be paid unless, both before and after giving effect thereto, no Default or Event of Default, shall have occurred and be continuing.

        8.8 Investments. Make or allow to remain outstanding any investment (whether such investment shall be of the character of investment in shares of stock, evidences of indebtedness or other securities or otherwise) in, or any loans or advances to, any Person, firm, corporation or other entity or association, other than:

                (a) Company's current stock ownership interests in the Subsidiaries;

                (b) The investments, loans and/or advances in or to Subsidiaries set forth on Schedule 8.8 hereto (in addition to any other matters set forth in this Section 8.8);

                (c) Intercompany Loans, Advances, or Investments without regard to any repayment of such loans, advances, or investments (other than the repayment or recovery of capital or principal), in an aggregate amount at any time outstanding not to exceed (absent the consent of the Majority Banks), exclusive of the other matters permitted under subsections (a) and (b) of this
Section 8.8, but including any such investments or other matters permitted under any other provision of this Agreement, fifteen percent (15%) of Consolidated Net Tangible Assets;

                (d) loans, advances or investments (without regard to any repayment of such loans, advances or investments, other than the repayment of capital or principal) to any Joint Venture or unconsolidated Subsidiary, including without limitation (i) investments or other matters permitted under any provision of this Agreement other than subsections (a) and (b) of this
Section 8.8 and (ii) guaranties by the Company or any Subsidiary (valued on the basis of the aggregate amount of such indebtedness covered by a guaranty) of third-party indebtedness of any Joint Venture or unconsolidated Subsidiary, in an aggregate amount from the date of this Agreement to the Revolving Credit Maturity Date not to exceed, absent the consent of the Majority Banks, five percent (5%) of Consolidated Net Tangible Assets;

                (e) commercial paper, full faith and credit direct obligations of the United States of America or, with respect to the Foreign Subsidiaries, of the central government of the applicable jurisdiction, or any agency thereof, certificates of deposit, and other short term investments (each of a duration of one year or less), including without limitation interest rate swaps, foreign currency investments and other hedging instruments in the ordinary course of business, maintained by the Company or any of its Subsidiaries consistent with the present investment practices of such parties (as classified in the current financial statements of such parties);

                (f) other short term investments (excluding investments in Subsidiaries or Affiliates) made or maintained by any Foreign Subsidiary outside of the United States of America in the ordinary course of its business, consistent with the present investment practices of the Company and its Subsidiaries as of the date hereof (generally, and as to the individual and aggregate amounts and other terms thereof);

                (g) loans or advances in the usual and ordinary course of business to officers, directors and employees for expenses, including moving expenses related to a transfer, incidental to carrying on the business of the Company or any Subsidiary and under any Employee Benefit Plan;

                (h) investments in or under the Company's existing rabbi trust made in conformity with the terms thereof;

                (i) receivables arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries; and

                (j) investments, whether by acquisition of shares of Capital Stock, indebtedness or other obligations or security of, any Person (other than a Subsidiary or an Affiliate) which is a customer of the Company or any Subsidiary, which investment was made in exchange for amounts owed by such customer to the Company or any Subsidiary (and incurred in the ordinary course of business) or as an advance on the provision of goods and services in the ordinary course of business;

In valuing any investments, loans and advances for the purpose of applying the limitations set forth in this Section 8.8 (except as otherwise expressly provided herein), such investments, loans and advances shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation therein, but less any amount repaid or recovered on account of capital or principal.

        8.9 Transactions with Affiliates. Enter into any transaction with any of its or their stockholders or officers or its or their affiliates, except in the ordinary course of business and on terms not less favorable than would be usual and customary in similar transactions between Persons dealing at arm's length.

        8.10 Prohibition Against Certain Restrictions. Enter into or otherwise become subject to any agreement or arrangement (excluding this Agreement) with any lender or other third party (i) which prohibits, restricts or otherwise limits the ability of Company to make loans, advances or investments to its Subsidiaries or which prohibits, restricts or otherwise limits the ability of any Permitted Borrower to make loans, advances or investments in any other Permitted Borrower or (ii) which prohibits, restricts or otherwise limits the execution, delivery or performance by Company or any Permitted Borrower of any guaranty, indemnity or similar undertaking in favor of Agents or the Banks.

        9.      DEFAULTS

        9.1 Events of Default. Any of the following events is an "Event of Default":

                (a) non-payment when due of any principal under any of the Notes, or any reimbursement obligation under Section 3.6 hereof or nonpayment within three (3) Business Days after becoming due of any interest under any of the Notes or of any Fees in accordance with the terms hereof;

                (b) default in the payment of any money by Company or any of the Permitted Borrowers under this Agreement or any of the Loan Documents, other than as set forth in subsection (a), above within three (3) Business Days of the date the same is due and payable;

                (c) default in the observance or performance of or failure to comply with any of the other conditions, covenants or agreements set forth in this Agreement or any of the Loan Documents by any party thereto and (i) with respect to the covenants set forth in Sections 7.1, 7.3 through 7.7 and
8.1 through 8.10 hereof, such default has continued unremedied for a period of five (5) consecutive days; and (ii) with respect to the remaining covenants conditions or agreements set forth in this Agreement or the Loan Documents, such default has continued unremedied for a period of thirty (30) consecutive days;

                (d) any representation or warranty made by Parent, Company or any of the Permitted Borrowers herein or in any instrument submitted pursuant hereto or by any other party to the Loan Documents proves untrue in any material adverse respect when made;

                (e) any material provision of the Company Guaranty, the Parent Guaranty or the Permitted Borrowers Guaranty shall at any time for any reason (other than in accordance with its terms) cease to be valid and binding and enforceable against the Company, the Parent or any Permitted Borrower, as applicable, or the validity, binding effect or enforceability thereof shall be contested by any Person or the Company, the Parent or any Permitted Borrower shall deny that it has any or further liability or obligation under the Company Guaranty, the Parent Guaranty or the Permitted Borrower Guaranty, as applicable, or the Company Guaranty, the Parent Guaranty or Permitted Borrower Guaranty shall be terminated, invalidated or set aside or in any way cease to give or provide to the Banks and the Agents the benefits purported to be created thereby;

                (f)     (i)     default in the payment of any other obligation
of Company, its Subsidiaries or the Permitted Borrowers for borrowed money in an aggregate amount in excess of Ten Million Dollars ($10,000,000) (or the Alternative Currency equivalent thereof), or (ii) default of or failure to comply with any obligation of Company, its Subsidiaries or the Permitted Borrowers for borrowed money in an aggregate amount in excess of Ten Million Dollars ($10,000,000) (or the Alternative Currency equivalent thereof) resulting in the acceleration thereof prior to its expressed maturity;

                (g) the Parent shall cease to own directly or indirectly free and clear of all Liens, one hundred percent (100%) of the issued and outstanding Capital Stock of Company, or the Parent shall cease to possess, directly or indirectly, the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities or by contract or otherwise;

                (h) the rendering of any judgment for the payment of money in excess of the sum of Ten Million Dollars ($10,000,000) (or the Alternative Currency equivalent thereof) in the aggregate against Company, any of its Subsidiaries or any of the Permitted Borrowers, and such judgments shall remain unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) consecutive days, except as covered by adequate insurance with a reputable carrier and an action is pending in which an active defense is being made with respect thereto;

                (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Pension Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Pension Plan or any Lien in favor of the PBGC or a Pension Plan shall arise on the assets of the Company or any ERISA Affiliate, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any ERISA Affiliate shall, or in the reasonable opinion of the Majority Banks is likely to, incur any liability in connection with a withdrawal from, or the insolvency, bankruptcy or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist, with respect to a Pension Plan; and in each case in clauses (i) through (vi) above, (x) a period of thirty (30) days has elapsed from the occurrence of such event or condition and (y) such event or condition, together with all other such events or conditions, if any, could subject the Company or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole;

                (j) the Company, any of the Permitted Borrowers or the Parent shall be dissolved or liquidated (or any judgment, order or decree therefor shall be entered) or; if a creditors' committee shall have been appointed for the business of the Company or any of its Subsidiaries or the Parent; or if the Company or any of its Subsidiaries or the Parent shall have made a general assignment for the benefit of creditors or shall have been adjudicated bankrupt, or shall have filed a voluntary petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors or shall fail to pay its debts generally as such debts become due in the ordinary course of business (except as contested in good faith and for which adequate reserves are made in such party's financial statements); or shall file an answer to a creditor's petition or other petition filed against it, admitting the material allegations thereof for an adjudication in bankruptcy or for reorganization; or shall have applied for or permitted the appointment of a receiver or trustee or custodian for any of its property or assets; or such receiver, trustee or custodian shall have been appointed for any of its property or assets (otherwise than upon application or consent of the Company, or any of its Subsidiaries or the Parent) or if an order shall be entered approving any petition for reorganization of the Company or any of its Subsidiaries or the Parent; or the Company, the Parent or any Subsidiary shall take any action (corporate or other) authorizing or in furtherance of any of the actions described in this subsection; or

                (k) any Person or group of Persons acting in concert shall acquire or control, directly or indirectly, whether by ownership, proxy, voting trust or otherwise, more than fifty percent (50%) of the issued and outstanding securities of the Parent having ordinary voting power for the election of directors.

        9.2 Exercise of Remedies. If an Event of Default has occurred and is continuing hereunder: (v) the Agents may, and upon being directed to do so by the Majority Banks, shall, declare the Banks' commitment hereunder to make Advances of the Revolving Credit or to fund Term Loans terminated; (w) the Agents may and, upon being directed to do so by the Majority Banks, shall declare the entire unpaid Indebtedness, including the Notes, immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by the Company and the Permitted Borrowers; (x) upon the occurrence of any Event of Default specified in subsection 9.1(j), above, and notwithstanding the lack of any declaration by Agents under preceding clause
(w), the entire unpaid Indebtedness, including the Notes, shall become automatically and immediately due and payable and the Banks' commitment hereunder to make Advances of the Revolving Credit or to fund Term Loans shall be automatically and immediately terminated (subject only to the continued availability of Advances of the Reserved Availability pursuant to, and as limited by, Section 2.7B(a) through (e) hereof); (y) the Agents may, and upon being directed to do so by the Majority Banks, shall demand immediate delivery of cash collateral, and the Company and each Account Party agrees to deliver such cash collateral upon demand, in an amount equal to the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit; and (z) the Agents shall, if directed to do so by the Majority Banks or the Banks, as applicable (subject to the terms hereof), exercise any remedy permitted by this Agreement, the Loan Documents or law.

        9.3 Rights Cumulative. No delay or failure of Agents and/or Banks in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Banks under this Agreement are cumulative and not exclusive of any right or remedies which Banks would otherwise have.

        9.4 Waiver by the Company of Certain Laws. To the extent permitted by applicable law, the Company and each of the Permitted Borrowers hereby agree to waive, and do hereby absolutely and irrevocably waive and relinquish the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, on any claim for interest on the Notes. These waivers have been voluntarily given, with full knowledge of the consequences thereof.

        9.5 Waiver of Defaults. No Event of Default shall be waived by the Banks except in a writing signed by an officer of the Administrative Agent in accordance with Section 12.11 hereof. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of their rights by Agents or the Banks. No waiver of any event of default shall extend to any other or further event of default. No forbearance on the part of the Agents or the Banks in enforcing any of their rights shall constitute a waiver of any of their rights. The Company and each of the Permitted Borrowers expressly agrees that this Section may not be waived or modified by the Banks or Agents by course of performance, estoppel or otherwise.

        9.6 Deposits and Accounts. Upon the occurrence and during the continuance of any Event of Default under Section 9.1(a), 9.1(b) or 9.1(j) hereof, each Bank may at any time and from time to time, without prior notice to the Company or any Permitted Borrower (any requirement for such notice being expressly waived by the Company and the Permitted Borrowers) set off and apply against any and all of:

                (a) the obligations of the Company now or hereafter existing under this Agreement, whether owing to such Bank or any other Bank or either of the Agents, any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company and any property of the Company from time to time in possession of such Bank, and

                (b) of the obligations of the Permitted Borrowers (or any of them) now or hereafter existing under this Agreement, whether owing to such Bank or any other Bank or either of the Agents, any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company or any Permitted Borrower and any property of the Company or any Permitted Borrower from time to time in possession of such Bank, irrespective of whether or not such deposits (or other rights or property) held or indebtedness owing by such Bank to Company or any Permitted Borrower may be contingent and unmatured. Promptly following any such setoff, such Bank shall give written notice to Administrative Agent and to the Company of the occurrence thereof. The rights of each Bank under this Section 9.6 are in addition to the other rights and remedies (including, without limitation, other rights of setoff) which such Bank may have.

        10.     PAYMENTS, RECOVERIES AND COLLECTIONS; SPECIAL LIMITATIONS.

        10.1 Payment Procedure. (a) All payments by the Company and/or by any of the Permitted Borrowers of principal of, or interest on, the Revolving Credit Notes, or of Fees, shall be made without setoff or counterclaim on the date specified for payment under this Agreement not later than 11:00 a.m. (Detroit time) in Dollars in immediately available funds to Administrative Agent, for the ratable account of the Banks, at Administrative Agent's office located at 611 Woodward, Detroit, Michigan 48226, in respect of Domestic Advances and Fees. Payments made in respect of any Advance in any Alternative Currency shall be made on the date when due under this Agreement in such Alternative Currency in same day funds for the account of Administrative Agent's Eurocurrency Lending Office, at the Agent's Correspondent for such Alternative Currency, for the ratable account of the Banks, not later than 11:00 a.m. (the time of Agent's Correspondent). Upon receipt by the Administrative Agent of each such payment in Dollars, the Administrative Agent shall make prompt payment in like funds received to each Bank, or, in respect of Eurocurrency-based Advances, upon receipt by Agent's Correspondent, Administrative Agent shall direct the transfer in accordance with customary banking procedures, to such Bank's Eurocurrency Lending Office, in like funds and currencies, of all amounts received by Agent's Correspondent for the account of such Bank.

                (b) Unless the Administrative Agent shall have been notified by the Company prior to the date on which any payment to be made by the Company or the applicable Permitted Borrower is due that the Company or the applicable Permitted Borrower does not intend to remit such payment, the Administrative Agent may, in its sole discretion and without obligation to do so, assume that the Company has remitted such payment when so due and the Administrative Agent may, in reliance upon such assumption, make available, or direct Agent's Correspondent to transfer, to each Bank on such payment date an amount equal to such Bank's share of such assumed payment. If the Company or the applicable Permitted Borrower has not in fact remitted such payment to the Administrative Agent (or the Administrative Agent's Correspondent for the account of the Administrative Agent's Eurocurrency Lending Office in the case of Eurocurrency-based Advance), each Bank shall forthwith on demand repay to the Administrative Agent in the applicable currency the amount of such assumed payment made available or transferred to such Bank, together with the interest thereon, in respect of each day from and including the date such amount was made available by the Administrative Agent to (or directed to be transferred to) such Bank to the date such amount is repaid to the Administrative Agent at a rate per annum equal to (i) for Prime-based Advances, the Federal Funds Effective Rate (daily average), as the same may vary from time to time, and
(ii) with respect to Eurocurrency-based Advances, Administrative Agent's aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by Administrative Agent) of carrying such amount.

                (c) Subject to the definition of Eurocurrency-Interest Period, whenever any payment to be made hereunder shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

                (d) Except as otherwise provided in this Agreement or the other Loan Documents (and subject to the terms and conditions thereof), all payments by the Permitted Borrowers of principal of, or interest on, the Term Notes shall be made to the applicable Bank in Dollars or the applicable Alternative Currency without setoff or counterclaim on the dates and other terms provided in such Notes.

                (e) All payments to be made by the Company or any of the Permitted Borrowers under this Agreement, the Revolving Credit Notes, the Term Notes or any of the other Loan Documents shall be made without set-off or counterclaim, as aforesaid, and without deduction for or on account of any present or future withholding or other taxes of any nature imposed by any governmental authority or of any political subdivision thereof or any federation or organization of which such governmental authority may at the time of payment be a member, unless the Company or any of the Permitted Borrowers, as the case may be, is compelled by law to make payment subject to such tax. In such event the Company or the applicable Permitted Borrower, as the case may be, shall:

                        (i) with respect to the Revolving Credit Notes (subject to any certification issued by a Bank under Section 2.14 hereof) or any of the other Loan Documents, pay to the Administrative Agent (or cause the applicable Permitted Borrowers to pay to Administrative Agent) for Administrative Agent's own account and/or (as the case may be) for the account of the Banks and, with respect to the Term Loans, unless otherwise agreed by any Bank pursuant to
Section 4.8 hereof, pay to the applicable funding Bank such additional amounts as may be necessary to ensure that the Administrative Agent and/or such Banks receive a net amount in the applicable Alternative Currency equal to the full amount which would have been receivable had payment not been made subject to such tax (except to the extent such tax would not have been imposed but for the failure of such Bank to comply with Section 13.14 hereof); and

                        (ii) remit such tax to the relevant taxing authority(ies) according to the requirements then in effect under applicable law, and as soon as available and in any event within 30 days of the date on which filing of the applicable return or other filing in respect of such tax is required under applicable law, send to each of the Banks, as applicable, such certificates or certified copies of such receipts as any Bank shall reasonably require as proof of the payment by the Company or the applicable Permitted Borrower, of any such taxes payable by the Company or any Permitted Borrower.

        As used herein, the terms "tax", "taxes" and "taxation" include all present and future taxes, levies, imposts, duties, charges, fees, deductions and withholdings and any restrictions or conditions resulting in a charge together with interest thereon and fines and penalties with respect thereto which may be imposed by reason of any violation or default with respect to the law regarding such tax, assessed as a result of or in connection with the transactions in any Alternative Currency hereunder, or the payment and or receipt of funds in any Alternative Currency hereunder, or the payment or delivery of funds into or out of any jurisdiction other than the United States of America (whether assessed against the Company, any of the Permitted Borrowers, either of the Agents or any of the Banks, or the respective correspondents of Agents or any Bank) and shall also include without limitation any duty or other tax now or hereafter imposed by the applicable taxing authorities in Australia on the Company, any Permitted Borrower, either of the Agents (or their respective correspondents) or any Bank or its correspondent with respect to or in connection with the creation or maintenance of deposits or deposit accounts with any Australian bank or other depository institution, or any deposits to or withdrawals from any such accounts.

        10.2 Application of Proceeds. Notwithstanding anything to the contrary in this Agreement, upon and during the continuance of any Default or Event of Default, any offsets, any voluntary payments by the Company, any of the Permitted Borrowers or others and any other sums received or collected in respect of the Indebtedness (whether evidenced by the Revolving Credit Notes, the Term Notes or otherwise), shall be applied, first, to the Notes in such order and manner as determined by the Majority Banks, next, to any other Indebtedness hereunder on a pro rata basis (subject to the terms hereof), and then, if there is any excess, to the Company or the Permitted Borrowers, as the case may be. Subject to the foregoing, the pro rata application of such proceeds and other sums to the Notes shall be based on each Bank's portion of the aggregate of the Indebtedness then outstanding, including both the Revolving Credit Notes and the Term Notes.

        10.3 Pro-rata Recovery. If, following the occurrence and during the continuance of any Default or Event of Default, any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of, or interest on, any of the Notes in excess of its pro rata share (based on such Bank's portion of the aggregate of the Indebtedness, including both the Revolving Credit Notes and the Term Notes) of payments then or thereafter obtained by all Banks upon principal of and interest on all such Notes, such Bank shall purchase from the other Banks such participations in such Notes held by them as shall be necessary to cause such purchasing Bank to share the excess payment or other recovery ratably in accordance with the foregoing; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

        11.     CHANGES IN LAW OR CIRCUMSTANCES; INCREASED COSTS.

        11.1 Reimbursement of Prepayment Costs. As to any Eurocurrency-based Advance, if any prepayment thereof shall occur, whether by the Company or any of the Permitted Borrowers, on any day other than the last day of an Interest Period (whether pursuant to this Agreement or by acceleration, or otherwise), or if the rate applicable to such Advance shall be changed during any Interest Period pursuant to this Agreement, the Company and the applicable Permitted Borrower having made such prepayment, in addition to any of their other obligations hereunder, shall reimburse Banks on demand for any costs incurred by Banks as a result of the timing thereof, including but not limited to any net costs incurred in liquidating or employing deposits from third parties, such reimbursement to be made to each Bank which shall have delivered to the Company a certificate setting forth the basis for determining such costs, which certificate shall be conclusively presumed correct save for manifest error.

        11.2 Agent's Eurocurrency Lending Office. For any Advance to which the Eurocurrency-based Rate is applicable, if Administrative Agent shall designate a Eurocurrency Lending Office which maintains books separate from those of the rest of Administrative Agent, Administrative Agent shall have the option of maintaining and carrying the relevant Advance on the books of such Eurocurrency Lending Office.

        11.3 Availability of Alternative Currency. The Administrative Agent and the Banks shall not be required to make any Advance requested to be made in an Alternative Currency or issue any Letter of Credit denominated in an Alternative Currency if, at any time prior to making such Advance or issuing such Letter of Credit, the Administrative Agent or any Bank (after consultation with Administrative Agent) shall determine, in its sole discretion, that (i) deposits in the applicable Alternative Currency in the amounts and maturities required to fund such Advance will not be available to the Administrative Agent or such Banks; (ii) a fundamental change has occurred in the foreign exchange or interbank markets with respect to the applicable Alternative Currency (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls); or (iii) it has become otherwise materially impractical for the Administrative Agent (or in the case of the Term Loans, the applicable funding
Bank) to make such Advance or to issue such Letter of Credit in the applicable Alternative Currency. The Administrative Agent shall promptly notify the Company and Banks of any such determination; and, with respect to the Term Loans, the applicable funding Bank shall promptly notify the Administrative Agent and the Company of any such determination.

        11.4 Circumstances Affecting Eurocurrency-based Rate Availability. If with respect to any Interest Period, Administrative Agent or the Banks (after consultation with Administrative Agent) shall reasonably determine (a) that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in Eurodollars or in any applicable Alternative Currency, as the case may be, in the applicable amounts are not being offered to the Administrative Agent for such Interest Period, then Administrative Agent shall forthwith give notice thereof to the Company. Thereafter, until Administrative Agent notifies the Company that such circumstances no longer exist, (b) the obligation of Banks to make Eurocurrency-based Advances or Advances in Alternative Currencies (other than in any applicable Alternative Currency with respect to which deposits are available, as required hereunder), and the right of the Company to convert an Advance to or refund an Advance as a Eurocurrency-based Advance or as an Advance in an Alternative Currency (other than in any applicable Alternative Currency with respect to which deposits are available, as required hereunder), shall be suspended, and (c) the Company shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Eurocurrency-based or Alternative Currency Advance covered hereby in the applicable Alternative Currency, together with accrued interest thereon, any amounts payable under Section 11.7, hereof, and all other amounts payable hereunder on the last day of the then current Interest Period applicable to such Advance. Upon the date for repayment as aforesaid and unless Company notifies Administrative Agent to the contrary within two (2) Business Days after receiving a notice from Administrative Agent pursuant to this Section, such outstanding principal amount shall be converted to a Prime-based Advance as of the last day of such Interest Period.

        11.5 Laws Affecting Eurocurrency-based or Alternative Currency Advance Availability. In the event that any change in or the adoption of any applicable law, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not currently applicable to any Bank or the Agents or any change in or the adoption of any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Agents or any of the Banks (or any of their respective Eurocurrency Lending Offices) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for any of the Banks (or any of their respective Eurocurrency Lending Offices) to honor its obligations hereunder to make or maintain any Advance with interest at the Eurocurrency-based Rate, or in an Alternative Currency, such Bank shall forthwith give notice thereof to Company and to Administrative Agent. Thereafter, (a) the obligations of Banks to make or carry Eurocurrency-based Advances or Advances in any such Alternative Currency and the right of Company to convert an Advance or refund an Advance as a Eurocurrency-based Advance or as an Advance in any such Alternative Currency shall be suspended and thereafter Company or the applicable Permitted Borrower may select as Applicable Interest Rates or as Alternative Currencies only those which remain available and which are permitted to be selected hereunder, and
(b) if any of the Banks may not lawfully continue to maintain an Advance to the end of the then current Interest Period applicable thereto (or, in the case of any Term Loan, to maturity) as a Eurocurrency-based Advance or in such Alternative Currency, the Company or the applicable Permitted Borrower shall immediately prepay such Advance in the Alternative Currency in which it is denominated, together with interest to the date of payment, and any amounts payable under Sections 11.1 and

        11.7 with respect to such prepayment and the applicable Advance shall immediately be converted to a Prime-based Advance (in the Dollar Amount thereof) and the Prime-based Rate shall be applicable thereto.

        11.6 Increased Cost of Eurocurrency-based or Alternative Currency Advances. In the event that any change in or the adoption of any applicable law, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not currently applicable to any Bank or the Agents or any change in or the adoption of any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Administrative Agent or any of the Banks with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof:

                (a) shall subject the Agents or any of the Banks to any tax, duty or other charge with respect to any Advance or any Note or shall change the basis of taxation of payments to the Agents or any of the Banks of the principal of or interest on any Advance or any Note or any other amounts due under this Agreement in respect thereof (except for (i) the imposition of or increase in the rate of any withholding tax (which shall be subject to Section 10.1(d) hereof) and (ii) changes in the rate of tax on the overall net income of the Agents or of any of the Banks imposed by a jurisdiction in which such Bank's principal executive office or Eurocurrency Lending Office is located); or

                (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Agents or any of the Banks or shall impose on the Agents or any of the Banks or the foreign exchange and interbank markets any other condition affecting any Advance or any of the Notes;

and the result of any of the foregoing is to increase the costs to the Agents or any of the Banks of making, funding or maintaining any part of the Indebtedness hereunder as a Eurocurrency-based Advance or as an Advance in any Alternative Currency or to reduce the amount of any sum received or receivable by the Agents or any of the Banks under this Agreement or under the Notes in respect of a Eurocurrency-based Advance or any Advance in an Alternative Currency, whether with respect to Advances to Company or to any of the Permitted Borrowers, then such Agent or Bank shall promptly notify the Administrative Agent, the Company and the Permitted Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice, the Company and the applicable Permitted Borrowers agrees to pay to such Agent or such Bank such additional amount or amounts as will compensate such Agent or such Bank or Banks for such increased cost or reduction. A certificate of such Agent or Bank setting forth the basis for determining such additional amount or amounts necessary to compensate such Agent or Bank or Banks shall be conclusively presumed to be correct save for manifest error.

        11.7 Indemnity. The Company will indemnify Administrative Agent and each of the Banks against any loss or expense which may arise or be attributable to the Administrative Agent's and each Bank's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain the Advances (i) as a consequence of any failure by the Company or any of the Permitted Borrowers, as applicable, to make any payment when due of any amount due hereunder in connection with a Eurocurrency-based Advance or any Advance in an Alternative Currency, (ii) due to any failure of the Company or any of the Permitted Borrowers, as applicable, to borrow on a date specified therefor in a Request for Advance or Request for Term Loan Funding, or (iii) due to any payment or prepayment of any Eurocurrency-based Advance or any Advance in an Alternative Currency on a date other than the last day of the Interest Period for such Advance, whether required by another provision of this Agreement or otherwise. Each of the Permitted Borrowers will indemnify Administrative Agent and each of the Banks against any loss or expense which may arise or be attributable to the Administrative Agent's and each Bank's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain the Advances (x) as a consequence of any failure by any of the Permitted Borrowers, as applicable, to make any payment when due of any amount due hereunder in connection with a Eurocurrency-based Advance or an Advance in an Alternative Currency, (y) due to any failure of the Permitted Borrowers, as applicable, to borrow on a date specified therefor in a Request for Advance or Request for Term Loan Funding or

(z) due to any payment or prepayment by any Permitted Borrower of any Eurocurrency-based Advance or any Advance in an Alternative Currency on a date other than the last day of the Interest Period for such Advance, whether required by another provision of this Agreement or otherwise. The
Administrative Agent's and each Bank's (as applicable) calculations of any such loss or expense shall be furnished to the Company and shall be conclusive, absent manifest error.

        11.8 Judgment Currency. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the "Original Currency") into another currency (the "Other Currency") the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at the main office of the Administrative Agent in Detroit two (2) Business Days after the date on which final judgment is given.

                (b) The obligation of the Company and each Permitted Borrower in respect of any sum due in the Original Currency from it to any Bank or the Agents hereunder shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Bank or the Agents (as the case may be) of any sum adjudged to be so due in such Other Currency such Bank or the Agents (as the case may be) may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Bank or the Agents (as the case may be) in the original Currency, the Company and each Permitted Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Agents (as the case may be) against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Bank or the Agents (as the case may be), such Bank or the Agents (as the case may be) agrees to remit to the Company or the applicable Permitted Borrower such excess.

        11.9 Other Increased Costs. In the event that after the date hereof the adoption of or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to any Bank or the Agents, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Bank or such Agents with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by such Bank or such Agents (or any corporation controlling such Bank or either of such Agents) and such Bank or such Agent, as the case may be, determines that the amount of such capital is increased by or based upon the existence of such Bank's or such Agent's obligations or Advances hereunder and such increase has the effect of reducing the rate of return on such Bank's or such Agent's (or such controlling corporation's) capital as a consequence of such obligations or Advances hereunder to a level below that which such Bank or such Agent (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank or such Agent to be material, then the Company shall pay to such Bank or such Agent, as the case may be, from time to time, upon request by such Bank or by such Agent, additional amounts sufficient to compensate such Bank or such Agent (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which such Bank or such Agent reasonably determines to be allocable to the existence of such Bank's or such Agent's obligations or Advances hereunder. A statement as to the amount of such compensation, prepared in good faith and in reasonable detail by such Bank or such Agent, as the case may be, shall be submitted by such Bank or by such Agent to the Company, reasonably promptly after becoming aware of any event described in this Section 11.9 and shall be conclusive, absent manifest error in computation.

        11.10 Substitute Banks. The Company may at any time after discussion with, and at least 3 Business Days prior written notice to Agents, and to any Bank which shall have requested compensation pursuant to Sections 3.4(c), 11.6 or 11.9 hereof, or which shall have failed, despite being obligated hereunder to do so, to fund its percentage share of any Advance pursuant to Section 2.8(a) hereof or any draft or any other demand for payment under a Letter of Credit pursuant to Section 3.6(b) hereof, or which is unable to fund or maintain any Eurocurrency-based or Alternative Currency Advance on the basis of
Section 11.4 or 11.5 hereof, designate another financial institution (a "Substitute Bank") who is approved by the Agents (which approval shall not be unreasonably withheld) to replace and substitute for such Bank. The Substitute Bank shall execute a counterpart of this Agreement (including reasonable conforming changes to the signature pages hereof) and such additional amendments, agreements, instruments, and other documents as may be reasonably requested by the Agents. The Company and each Permitted Borrower shall execute and deliver to the Agents for transmittal to the Substitute Bank a Revolving Credit Note and the Company and each Permitted Borrower shall prepay in full all outstanding Advances of such Bank together with all accrued interest and fees (including amounts payable under Sections 11.1 and 11.7 hereof) payable to such Bank, and the Substitute Bank shall assume and acquire all of the outstanding risk participations in outstanding Letters of Credit then held by such Bank pursuant to Section 3.6(b), whereupon such Bank shall have no further obligations under this Agreement or any of the Loan Documents except for liabilities under Section 12.9 based on acts or omissions occurring prior to such prepayment. Simultaneously with such prepayment, the Substitute Bank shall make Advances (which may be Eurocurrency-based Advances and Prime-based Advances (at the then current rate and in the applicable Alternative Currency), or a combination thereof) in principal amounts equal to the Advances being prepaid and, with respect to Eurocurrency-based Advances, comparable remaining portions of the relevant Interest Periods.

        12.     AGENTS

        12.1 Appointment of Agents. Each Bank and the holder of each Note irrevocably appoints and authorizes the Agents to act on behalf of such Bank or holder under this Agreement and the Loan Documents and to exercise such powers hereunder and thereunder as are specifically delegated to Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. The provisions of this Section 12 are solely for the benefit of the Agents and the Banks, and the Company and the Permitted Borrowers shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing their functions and duties under this Agreement, the Agents shall act solely as agent of the Banks and do not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Company or any Permitted Borrower. Each Bank agrees (which agreement shall survive any termination of this Agreement) to reimburse Agents for all reasonable out-of-pocket expenses (including outside attorneys' fees and disbursements) incurred by Agents hereunder or in connection herewith or with an Event of Default or in enforcing the obligations of the Company or the Permitted Borrowers under this Agreement or the Loan Documents or any other instrument executed pursuant hereto, and for which Agents are not reimbursed by the Company, the Permitted Borrowers, or any other Person, pro rata according to such Bank's Percentage. Agents shall not be required to take any action under the Loan Documents, or to prosecute or defend any suit in respect of the Loan Documents, unless indemnified to their satisfaction by the Banks against loss, costs, liability and expense. If any indemnity furnished to Agents shall become impaired, they may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

        12.2 Deposit Account with Agents. The Company and each of the Permitted Borrowers hereby authorize Agents, in the sole discretion of each Agent, to charge (a) the Company's general deposit account(s), if any, maintained with Agents for the amount of any principal, interest, or other amounts or costs due under this Agreement upon any Event of Default under Sections 9.1(a), 9.1(b) or 9.1(j) hereof, and (b) each of the Permitted Borrowers' general deposit account(s), if any, maintained with the Agents for the amount of any principal, interest, or other amounts or costs due under this Agreement upon any Event of Default with respect to an obligation of any Permitted Borrower under Sections 9.1(a), 9.1(b) or 9.1(j) hereof.

        12.3 Scope of Agents' Duties. The Agents shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement, have a fiduciary relationship with any Bank (and no implied covenants or other obligations shall be read into this Agreement against the Agents). Neither of the Agents nor any of their respective directors, officers, employees or agents shall be liable to any Bank for any action taken or omitted to be taken by them under this Agreement or any document executed pursuant hereto, or in connection herewith or therewith with the consent or at the request of the Majority Banks or in the absence of their own gross negligence or willful misconduct, nor be responsible for or have any duties to ascertain, inquire into or verify (a) any recitals or warranties herein or therein, (b) the effectiveness, enforceability, validity or due execution of this Agreement or any document executed pursuant hereto or any security thereunder, (c) the performance by the Company, any of its Subsidiaries or any of the Permitted

Borrowers of its obligations hereunder or thereunder, or (d) the satisfaction of any condition hereunder or thereunder, including without limitation, to the making of any Advance or the issuance of any Letter of Credit. Agents shall be entitled to rely upon any certificate, notice, document or other communication (including any cable, telegraph, telex, facsimile transmission or oral communication) believed by them to be genuine and correct and to have been sent or given by or on behalf of a proper person. Neither of the Agents or any of their respective directors, officers, employees or agents shall be liable to any Bank or any Swing Line Bank in the event it fails to inform a Swing Line Bank of the occurrence of a Default or an Event of Default hereunder or of the termination of the Revolving Credit Maximum Amount, provided however, that as set forth above, Advances of the Reserved Availability shall be available to the Banks pursuant to Section 2.7B(a) hereof, to the extent set forth therein, until the furnishing of written notice by Administrative Agent under said Section 2.7B(a)(i) or (ii), as applicable. Agents may treat the payee of any Note as the holder thereof. Agents may employ agents and may consult with legal counsel (who may be counsel for the Company or a Permitted Borrower), independent public accountants and other experts selected by them and shall not be liable to the Banks (except as to money or property received by them or their authorized agents), for the negligence or misconduct of any such agent selected by them with reasonable care or for any action taken or omitted to be taken by them in good faith in accordance with the advice of such counsel, accounts or experts.

        12.4 Successor Agents. Agents may resign as such at any time upon at least 30 days prior notice to the Company and all Banks. If Agents at any time shall resign or if the office of Administrative Agent or Documentation Agent shall become vacant for any other reason, Majority Banks shall, by written instrument, appoint successor agent(s) (satisfactory to such Majority Banks and, unless a Default or an Event of Default has occurred and is continuing, to the Company, whose approval shall not be unreasonably withheld or delayed) which shall thereupon become the Agents hereunder, as applicable, and shall be entitled to receive from the prior Agents such documents of transfer and assignment as such successor Agents may reasonably request. Any such successor Agent shall be a commercial bank having a combined capital and surplus of at least $500,000,000. If a successor is not so appointed or does not accept such appointment before the resigning Agent's resignation becomes effective, the resigning Agent may appoint a temporary successor to act until such appointment by the Majority Banks is made and accepted or if no such temporary successor is appointed as provided above by the resigning Agent, the Majority Banks shall thereafter perform all of the duties of the resigning Agent hereunder until such appointment by the Majority Banks is made and accepted. Such successor Agent shall succeed to all of the rights and obligations of the resigning Agent as if originally named. The resigning Agent shall duly assign, transfer and deliver to such successor Agent all moneys at the time held by the resigning Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed. Upon such succession of any such successor Agent, the provisions of this Section 11 shall continue in effect for the benefit of the resigning Agent in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

        12.5 Loans by Agents. NBD Bank, N.A. and Comerica Bank (and each of their successors and assigns), in their capacity as Banks hereunder shall have the same rights and powers hereunder as any other Bank and may exercise or refrain from exercising the same as though they were not the Agents. NBD Bank, N.A. and its Affiliates and Comerica Bank and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Company or any Subsidiary of the Company as if they were not acting as Agents hereunder, and may accept fees and other consideration therefor without having to account for the same to the Banks.

        12.6 Credit Decisions. Each Bank acknowledges that it has, independently of Agents and each other Bank and based on the financial statements of the Company and its Subsidiaries and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to extend credit hereunder from time to time. Each Bank also acknowledges that it will, independently of Agents and each other Bank and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any document executed pursuant hereto.

        12.7 Agents' Fees. On the date of execution of this Agreement, and on March 31 of each year until the Indebtedness has been repaid and no commitment to fund thereafter any loan hereunder is outstanding, the Company shall pay to Agents an annual agency fee and such other reasonable fees and charges as set forth (or to be set forth from time to time) in a letter agreement between Company and Agents. The Agents' Fees described in this
Section 12.7 shall not be refundable under any circumstances.

        12.8 Authority of Agents to Enforce Notes and This Agreement. Each Bank, subject to the terms and conditions of this Agreement, authorizes the Agents with full power and authority as attorney-in-fact to institute and maintain actions, suits or proceedings for the collection and enforcement of the Notes and to file such proofs of debt or other documents as may be necessary to have the claims of the Banks allowed in any proceeding relative to the Company, any of its Subsidiaries, any of the Permitted Borrowers or its creditors or affecting its properties, and to take such other actions which Agents consider to be necessary or desirable for the protection, collection and enforcement of the Notes, this Agreement or the Loan Documents.

        12.9 Indemnification. The Banks agree to indemnify the Agents (to the extent not reimbursed by the Company, the Permitted Borrowers or any other Person, but without limiting any obligation of the Company, the Permitted Borrowers or any other Person to make such reimbursement), ratably according to their respective Percentages, from and against any and all claims, damages, losses, liabilities, and reasonable costs or expenses of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Agents in any way relating to or arising out of this Agreement, any of the Loan Documents or the transactions contemplated hereby or any action taken or omitted by the Agents under this Agreement or any of the Loan Documents, provided, however, that no Bank shall be liable for any portion of such claims, damages, losses, liabilities, costs or expenses resulting from the Agents' gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agents promptly upon demand for its ratable share of any out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Agents in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the Loan Documents, to the extent that the Agents are not reimbursed for such expenses by the Company and the Permitted Borrowers, but without limiting the obligation of the Company or Permitted Borrowers to make such reimbursement. Each Bank agrees to reimburse the Agents promptly upon demand for its ratable share of any amounts owing to the Agents by the Banks pursuant to this Section. If the indemnity furnished to the Agents under this Section shall, in the judgment of the Agents, be insufficient or become impaired, the Agents may call for additional indemnity from the Banks and cease, or not commence, to take any action until such additional indemnity if furnished.

        12.10 Knowledge of Default. It is expressly understood and agreed that the Agents shall be entitled to assume that no Event of Default has occurred and is continuing, unless the respective officers of the Agents immediately responsible for matters concerning this Agreement shall have been notified in a writing specifying such Event of Default and stating that such notice is a "notice of default" by a Bank or the Company. Upon receiving such a notice, the Agents shall promptly notify each Bank of such Event of Default.

        12.11 Agents' Authorization; Action by Banks. Except as otherwise expressly provided herein, whenever the Agents are authorized and empowered hereunder on behalf of the Banks to give any approval or consent, or to make any request, or to take any other action on behalf of the Banks (including without limitation the exercise of any right or remedy hereunder or under the other Loan Documents), the Agents shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by the Majority Banks or the Banks, as applicable hereunder. Action that may be taken by Majority Banks or all of the Banks, as the case may be (as provided for hereunder) may be taken (i) pursuant to a vote at a meeting (which may be held by telephone conference call) as to which all of the Banks have been given reasonable advance notice, or (ii) pursuant to the written consent of the requisite Percentages of the Banks as required hereunder, provided that all of the Banks are given reasonable advance notice of the requests for such consent.

        12.12 Enforcement Actions by the Agents. Except as otherwise expressly provided under this Agreement or in any of the other Loan Documents and subject to the terms hereof, Agents will take such action, assert such rights and pursue such remedies under this Agreement and the other Loan Documents as the Majority Banks or all of the Banks, as the case may be (as provided for hereunder), shall direct, provided, however, that the Agents shall not be required to act or omit to act if, in the judgment of the Agents, such action or omission may expose the Agents to personal liability or is contrary to this Agreement, any of the Loan Documents or applicable law. Except as expressly provided above or elsewhere in this Agreement or the other Loan Documents, no Bank (other than the Agents, acting in their respective capacity as agents) shall be entitled to take any enforcement action of any kind under any of the Loan Documents.

        13.     MISCELLANEOUS

        13.1 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP.

        13.2 Consent to Jurisdiction. The Company and each Permitted Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Michigan state court sitting in Detroit in any action or proceeding arising out of or relating to this Agreement or any of the Loan Documents and the Company and each Permitted Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal or Michigan state court. Each of the Permitted Borrowers irrevocably appoints the Company as its agent for service of process. The Company and each Permitted Borrower irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan by the delivery of copies of such process to the Company at its address specified on the signature page hereto or by certified mail directed to such address. Nothing in this Section shall affect the right of the Banks and the Agents to serve process in any other manner permitted by law or limit the right of the Banks or the Agents (or any of them) to bring any such action or proceeding against the Company or any Permitted Borrowers or any of its or their property in the courts of any other jurisdiction. The Company and each Permitted Borrower hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

        13.3 Law of Michigan. This Agreement and the Notes have been delivered at Detroit, Michigan, and shall be governed by and construed and enforced in accordance with the laws of the State of Michigan, except as and to the extent expressed to the contrary in any of the Loan Documents. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        13.4 Interest. In the event the obligation of the Company or any of the Permitted Borrowers to pay interest on the principal balance of the Notes is or becomes in excess of the maximum interest rate which the Company is permitted by law to contract or agree to pay, giving due consideration to the execution date of this Agreement, then, in that event, the rate of interest applicable with respect to such Bank's Percentage shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest.

        13.5 Closing Costs and Other Costs. The Company and the Permitted Borrowers agree to pay, or reimburse the Agents for payment of, on demand (a) all reasonable closing costs and expenses, including, by way of description and not limitation, attorney fees and advances, appraisal and accounting fees, title and lien search fees, and required travel costs, incurred by Agents in connection with the commitment, consummation and closing of the loans contemplated hereby or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement; (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement and the Loan Documents and the consummation of the transactions contemplated hereby, and any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or fees, and (c) all reasonable costs and expenses of the Agents or any of the Banks (including reasonable fees and expenses of counsel and whether incurred through negotiations, legal proceedings or otherwise) in connection with any Event of Default or the enforcement of, or the exercise or preservation of any rights under, this Agreement, or the Loan Documents and (d) all reasonable costs and expenses of the Agents or any of the Banks (including reasonable fees and expenses of counsel) in connection with any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the Agents or any of the Banks from paying any amount under, or otherwise relating in any way to, any Letter of Credit and any and all reasonable costs and expenses which any of them may incur relative to any payment under any Letter of Credit. All of said amounts required to be paid by Company or any Permitted Borrower and not paid forthwith upon demand, as aforesaid, may, at Agents' option after not less than ten (10) days prior written notice to Company, be charged by Agents as Prime-based Advances of the Revolving Credit.

        13.6 Notices. Except as otherwise provided herein, all notices or demand hereunder to the parties hereto shall be sufficient if made in writing and delivered by messenger, sent by facsimile or deposited in the mail, postage prepaid, certified mail, and addressed to the parties as set forth on the signature pages of this Agreement and to Permitted Borrowers at the Company's address. Any notice or demand given to the Company hereunder shall be deemed given to the Permitted Borrowers, whether or not said notice or demand is addressed to or received by the Permitted Borrowers.

        13.7 Further Action. The Company and the Permitted Borrowers, from time to time, upon written request of Agents will make, execute, acknowledge and deliver or cause to be made, executed, acknowledged and delivered, all such further and additional instruments, and take all such further action as may be required to carry out the intent and purpose of this Agreement or the Loan Documents, and to provide for Advances under and payment of the Notes, according to the intent and purpose herein and therein expressed.

        13.8    Successors and Assigns; Participations.

                (a) This Agreement shall be binding upon and shall inure to the benefit of the Company and the Permitted Borrowers, the Agents and the Banks, and their respective successors and assigns.

                (b) The foregoing shall not authorize any assignment by the Company, or any of the Permitted Borrowers, of its rights or duties hereunder, and no such assignment shall be made (or effective) without the prior written approval of the Banks.

                (c) Except with the prior written approval of the Company (which shall not unreasonably be withheld or delayed) and the prior written approval of Agents (which may be given or withheld in their reasonable discretion) no Bank may sell, assign, transfer, grant participations in, or otherwise dispose of (except to affiliates within its holding company group, if any, provided that Agents and the Company shall be notified prior to any such dispositions) all or any portion of any of its Notes or of its right, title and interest therein or thereto or in or to this Agreement or the Loan Documents; provided however, that (i) in connection with the funding of Advances in any Alternative Currency, any Bank may grant participations to Administrative Agent and (ii) Agents, as lenders, may grant a participation in their respective Notes to each other or to one or more of the other Banks. In the event of any permitted grant by a Bank of a participating interest to a participant (each a "Participant"), such Bank shall remain responsible for the performance of its obligations hereunder, and the Company and the Permitted Borrowers and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under the Loan Documents. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company and the Permitted Borrowers under the Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (b) or (c) of Section 13.11 without the consent of the Participant.

        13.9 Indulgence. No delay or failure of Agents and the Banks in exercising any right, power or privilege hereunder shall affect such right, power or privilege nor shall any single or partial exercise thereof preclude any further exercise thereof, nor the exercise of any other right, power or privilege. The rights of Agents and the Banks hereunder are cumulative and are not exclusive of any rights or remedies which Agents and the Banks would otherwise have.

        13.10 Counterparts. This Agreement may be executed in several counterparts, and each executed copy shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

        13.11 Amendment and Waiver. No amendment or waiver of any provision of this Agreement or any Loan Document, nor consent to any departure by the Company or any of the Permitted Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks (and, with respect to any amendments to this Agreement or the Loan Documents, by the Company and the applicable Permitted Borrowers which are signatories thereto), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) subject the Banks to any additional commitments or obligations, (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) waive any Event of Default specified in Sections 9.1(a) or (b) hereof (provided that if, at the relevant time, only Term Loans are outstanding hereunder, the prior written approval of all of the Banks shall be required to waive, whether by consent, waiver or amendment, any Event of Default under this Agreement), (e) release any of the Guaranties or release or defer the granting or perfecting of a lien or security interest in any collateral except as shall be otherwise expressly provided in this Agreement or any Loan Document, (f) take any action which requires the signing of all Banks pursuant to the terms of this Agreement or any Loan Document, (g) change the aggregate unpaid principal amount of the Notes which shall be required for the Banks or any of them to take any action under this Agreement or any Loan Document, or (h) change the definition of "Majority Banks" or this Section 13.11, and provided further, however, that no amendment, waiver, or consent shall, unless in writing and signed by the Agents in addition to all the Banks, affect the rights or duties of the Agents under this Agreement or any Loan Document. Notwithstanding the foregoing, (i) any amendments to Schedule 1.122 hereof shall require only the consent of Administrative Agent and Company (subject to the terms hereof), provided that copies of such amendments shall be delivered to the Banks promptly upon the effective date thereof. All references in this Agreement to "Banks" or "the Banks" shall refer to all Banks, unless expressly stated to refer to Majority Banks.

        13.12 Taxes and Fees. Should any documentary, stamp or similar tax or recording or filing fee become payable in respect of the execution, filing and/or recording of this Agreement or any of the Loan Documents or any amendment, modification or supplement hereof or thereof, the Company and each of the Permitted Borrowers agrees to pay the same together with any interest or penalties thereon and agrees to hold the Agents and the Banks harmless with respect thereto.

        13.13 Confidentiality. Each Bank agrees that it will not disclose without the prior consent of the Company, (other than to its employees, to another Bank or to its auditors or counsel) any information with respect to the Company or any of its Subsidiaries which is made available by the Company or the Permitted Borrowers to the Banks (and received or reviewed by such Banks) pursuant to this Agreement or any of the Loan Documents or is designated (in writing) by the Company or any of the Permitted Borrowers as confidential information; provided that any Bank may disclose any such information (a) as has become generally available to the public or has been lawfully obtained by such Bank from any third party under no duty of confidentiality to the Company,
(b) as may be required or appropriate in any report, statement or testimony submitted to, or in respect to any inquiry, by, any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Bank, including the Board of Governors of the Federal Reserve System of the United States, the Office of the Comptroller of the Currency or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, and (e) to any permitted transferee or assignee or to any approved participant of, or with respect to, the Notes, as aforesaid. Each Bank agrees that it will exercise good faith, diligent efforts to cause its officers, employees, auditors, counsel and other agents to comply with the provisions of this Section 13.13.

        13.14 Withholding Taxes. If any Bank is not incorporated under the laws of the United States or a state thereof, such Bank shall promptly deliver to the Administrative Agent two executed copies of (i) Internal Revenue Service Form 1001 specifying the applicable tax treaty between the United States and the jurisdiction of such Bank's domicile which provides for the exemption from withholding on interest payments to such Bank, (ii) Internal Revenue Service Form 4224 evidencing that the income to be received by such Bank hereunder is effectively connected with the conduct of a trade or business in the United States or (iii) other evidence satisfactory to the Administrative Agent that such Bank is exempt from United States income tax withholding with respect to such income. Such Bank shall amend or supplement any such form or evidence as required to insure that it is accurate, complete and non-misleading at all times. Promptly upon notice from the Administrative Agent of any determination by the Internal Revenue Service that any payments previously made to such Bank hereunder were subject to United States income tax withholding when made, such Bank shall pay to the Administrative Agent the excess of the aggregate amount required to be withheld from such payments over the aggregate amount actually withheld by the Administrative Agent. In addition, from time to time upon the reasonable request and at the sole expense of the Company or any Permitted Borrower, each Bank and the Administrative Agent shall (to the extent it is able to do so based upon applicable facts and circumstances), complete and provide the Company or any Permitted Borrower with such forms, certificates or other documents as may be reasonably necessary to allow the Company or any Permitted Borrower, as applicable, to make any payment under this Agreement or the other Loan Documents without any withholding for or on the account of any tax under Section 10.1(d) hereof (or with such withholding at a reduced rate), provided that the execution and delivery of such forms, certificates or other documents does not adversely affect or otherwise restrict the right and benefits (including without limitation economic benefits) available to such Bank or the Administrative Agent, as the case may be, under this Agreement or any of the other Loan Documents, or under or in connection with any transactions not related to the transactions contemplated hereby.

        13.15 Effective Upon Execution. This Agreement shall become effective upon the execution hereof by Banks, Agent and the Company and the issuance by the Company and the Permitted Borrowers, as applicable, of the Revolving Credit Notes hereunder, and shall remain effective until the Indebtedness has been repaid and discharged in full and no commitment to extend any credit hereunder or under any of the Loan Documents, whether optional or obligatory, remains outstanding.

        13.16 Waiver of Jury Trial. The Banks, the Agents and the Company and each of the Permitted Borrowers, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement or any course of conduct, dealing, statements (whether oral or written) or action of any of them. Neither the Banks, the Agents, the Permitted Borrowers nor the Company shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived except where the failure to assert any such claim (otherwise raised by the Company or the Permitted Borrowers on a timely basis) would lead to its dismissal with prejudice. These provisions shall not be deemed to have been modified in any respect or relinquished by the Banks and the Agents or the Company or any Permitted Borrowers except by a written instrument executed by all of them.

        13.17 Complete Agreement; Severability. This Agreement, the Notes, any Requests for Advance hereunder, and the Loan Documents contain the entire agreement of the parties hereto, superseding all prior agreements, discussions and understandings relating to the subject matter hereof, and none of the parties shall be bound by anything not expressed in writing. In the event of any conflict between the terms of this Agreement and the other Loan Documents, this Agreement shall govern. In case any one or more of the obligations of the Company or any of the Permitted Borrowers under this Agreement, the Notes or any of the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Company or any of the Permitted
Borrowers shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Company or any of the Permitted Borrowers under this Agreement, the Notes or any of the other Loan Documents in any other jurisdiction.

        13.18 Table of Contents and Headings. The table of contents and the headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof.

        13.19 Construction of Certain Provisions. If any provision of this Agreement or any of the Loan Documents refers to any action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

        13.20 Independence of Covenants. Each covenant hereunder shall be given independent effect (subject to any exceptions stated in such covenant) so that if a particular action or condition is not permitted by any such covenant (taking into account any such stated exception), the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

        13.21 Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of the Company or any party to any of the Loan Documents made herein or in any of the Loan Documents or in any certificate, report, financial statement or other document furnished by or on behalf of the Company, any such party in connection with this Agreement or any of the Loan Documents shall be deemed to have been relied upon by the Banks, notwithstanding any investigation heretofore or hereafter made by any Bank or on such Bank's behalf, and those covenants and agreements of the Company and the Permitted Borrowers set forth in Sections 7.12, 11.1, 11.6, 11.7, 11.9 and 13.5 hereof (together with any other indemnities of the Company or the Permitted Borrowers contained elsewhere in this Agreement or in any of the Loan Documents) and of Banks set forth in Section 13.13 hereof shall survive the repayment in full of the Indebtedness and the termination of the Revolving Credit Maximum Amount and the Term Loan Commitments.

        WITNESS the due execution hereof as of the day and year first above written.

  COMERICA BANK,                          R.P. SCHERER INTERNATIONAL
  as Documentation Agent                  CORPORATION

By:/s/ Phyllis D. McCann                  By:/s/ Nicole S. Williams
Its:Assistant Vice Presidnet              Its:Chief Financial Officer

One Detroit Center                        2075 West Big Beaver Road
500 Woodward Avenue                       Troy, Michigan 48084
Detroit, Michigan 48226                   Attn: Nicole S. Williams
Attention: Phyllis D. McCann

NBD BANK, N.A., as                              F&F HOLDING GMBH
Administrative Agent

                                                By:  /s/ Nicole S. Williams

By: /s/ Kelly J. Cotton                         Its: /s/ Attorney
Its: Vice President                             c/o R.P. Scherer International
611 Woodward Avenue                             Corporation
Detroit, Michigan 48226                         2075 West Big Beaver Road
Attention: Kelly Cotton                         Troy, Michigan 48084
                                                Attention: Nicole S. Williams

                                                R.P. SCHERER CANADA INC.

                                                By: /s/ Nicole S. Williams
                                                Its:  /s/ Attorney
                                                c/o R.P. Scherer International
                                                  Corporation
                                                2075 West Big Beaver Road
                                                Troy, Michigan 48084
                                                Attention: Nicole S. Williams

                                                R.P. SCHERER LIMITED

                                                By: /s/ Nicole S. Williams
                                                Its:  /s/ Attorney
                                                c/o R.P. Scherer International
                                                  Corporation
                                                2075 West Big Beaver Road
                                                Troy, Michigan 48084
                                                Attention: Nicole S. Williams



                                                SCHERER DDS LIMITED

                                                By: /s/ Nicole S. Williams
                                                Its:  /s/ Attorney
                                                c/o R.P. Scherer International
                                                  Corporation
                                                2075 West Big Beaver Road
                                                Troy, Michigan 48084
                                                Attention: Nicole S. Williams


                                                R.P. SCHERER HOLDINGS LTD.

                                                By: /s/ Nicole S. Williams
                                                Its:  /s/ Attorney
                                                c/o R.P. Scherer International
                                                  Corporation
                                                2075 West Big Beaver Road
                                                Troy, Michigan 48084
                                                Attention: Nicole S. Williams

                                                R.P. SCHERER HOLDINGS PTY. LTD.

                                                By: /s/ Nicole S. Williams
                                                Its:  /s/ Attorney
                                                c/o R.P. Scherer International
                                                  Corporation
                                                2075 West Big Beaver Road
                                                Troy, Michigan 48084
                                                Attention: Nicole S. Williams


                                                R.P. SCHERER PTY. LTD.

                                                By: /s/ Nicole S. Williams
                                                Its:  /s/ Attorney
                                                c/o R.P. Scherer International
                                                  Corporation
                                                2075 West Big Beaver Road
                                                Troy, Michigan 48084
                                                Attention: Nicole S. Williams


                                                R.P. SCHERER S.A.

                                                By: /s/ Nicole S. Williams
                                                Its:  /s/ Attorney
                                                c/o R.P. Scherer International
                                                  Corporation
                                                2075 West Big Beaver Road
                                                Troy, Michigan 48084
                                                Attention: Nicole S. Williams


                                                R.P. SCHERER S.p.A.

                                                By: /s/ Nicole S. Williams
                                                Its:  /s/ Attorney
                                                c/o R.P. Scherer International
                                                  Corporation
                                                2075 West Big Beaver Road
                                                Troy, Michigan 48084
                                                Attention: Nicole S. Williams

BANKS:                                  COMERICA BANK


                                        By:  /s/ Phyllis D. McCann
Eurocurrency Lending Office:            Its:  Assistant Vice President
Comerica Bank Grand Caymans             One Detroit Center
One Detroit Center                      500 Woodward Avenue
500 Woodward Avenue                     Detroit, Michigan 48226
Detroit, Michigan 48226                 Attention: Phyllis D. McCann
Attention: Michigan Corporate II        Telex No. 235808
Telex: 23596 or 235808                  Facsimile No. (313) 222-9514
Facsimile No. (313) 567-3727

                                        NBD BANK, N.A.

Eurocurrency Lending Office:
                                        By: /s/ Kelly J. Cotton
                                        Its: Vice President
Attention:                              Michigan Banking Division
Telex:                                  2nd Floor
Facsimile No.                           611 Woodward Avenue
                                        Detroit, Michigan 48226
                                        Attention: Kelly Cotton
                                        Telex:
                                        Facsimile No. 313-225-1671

                                        SOCIETE GENERALE
Eurocurrency Lending Office:
34th Floor
181 West Madison                        By: /s/ Terry L. Terens
Chicago, Illinois 60602                 Its: Vice President
Attention: Terry L. Terens              34th Floor
Telex: 190130 SECHIUT                   181 West Madison
Facsimile No. 312-578-5099              Chicago, Illinois 60602
                                        Attention: Terry L. Terens
                                        Telex: 190130 SECHIUT
                                        Facsimile No. 312-578-5099

                                        THE BANK OF NOVA SCOTIA

Eurocurrency Lending Office:
600 Peachtree Street, N.E.
Atlanta, Georgia 30308                  By: /s/ F.C.H. Ashby
Attention: F.C.H. Ashby
Telex: 00542319                         Its:Senior Manager Loan Operations
Facsimile No. 404-888-8998              600 Peachtree Street, N.E.
                                        Atlanta, Georgia 30308
                                        Attention: F.C.H. Ashby
                                        Telex: 00542319
                                        Facsimile No. 404-888-8998

                                        ABN AMRO BANK N.V.

Eurocurrency Lending Office:
ABN AMRO Bank N.V.                      By: /s/ Robert J. Graff
135 S. LaSalle Street, Room 560
Chicago, Illinois 60603                 Its: Vice President
Attention: Robert J. Graff
Telex: 6732700
Facsimile No. (312) 606-8435            And By: /s/ Bernard J. McGuigan

                                        Its: Group Vice President

                                        135 S. LaSalle Street
                                        Suite 525
                                        Chicago, Illinois 60603
                                        Attention: Robert J. Graff
                                        Telex: 6732700
                                        Facsimile No. (312) 606-8435